UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31/2012

Date of reporting period: 10/31/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Growth Leaders Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2012

Lord Abbett Securities Trust Annual Report
For the fiscal year ended October 31, 2012

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,
Robert S. Dow
Chairman

Alpha Strategy Fund

For the 12-month period ended October 31, 2012, the Fund returned 9.12%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the combined 85% Russell 2000® Index1 / 15% S&P Developed Ex-U.S. SmallCap® Index,2 which returned 11.10% over the same period.

          During the 12-month period, global markets were negatively affected by ongoing sovereign debt and budgetary concerns in Europe, turmoil in the Middle East, and slowing growth in China. Meanwhile, the U.S. economy continued to strengthen, albeit at a slower pace than in prior economic recoveries. As a result, domestic equity markets (as represented by the S&P 500® Index3) outperformed foreign equity markets (as represented by the MSCI EAFE Index with Gross Dividends4). Furthermore, value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (as represented by the Russell 3000® Growth Index6), while micro cap stocks (as represented by the Russell Microcap®

Index7) outperformed small cap stocks (as represented by the Russell 2000® Index1) for the 12-month period.

          While all individual investment strategies posted positive returns for the period, the domestic equity strategies within the Fund underperformed their respective indices. As a result, the Fund underperformed for the 12-month period.

          Detracting from the Fund’s relative performance was the exposure to the domestic micro cap growth category, as this investment strategy underperformed its index and was the weakest performing segment of the portfolio. Within this asset class, stock selection in the health care and consumer discretionary sectors hurt the Fund’s relative performance. Also detracting from the Fund’s relative performance was exposure to the domestic smid cap value asset class, as stock selection within the materials and consumer discretionary sectors caused this investment strategy to underperform its index.

          The Fund’s overweight exposure to international small cap equities benefited overall performance, as this investment strategy posted a performance return that was more than double the return of the underlying fund’s index. Within this asset class, stock selection in the financials, industrials, and information technology sectors buoyed performance. The Fund’s exposure to domestic micro cap value securities also contributed to relative performance, as this asset class outperformed the Fund’s index.

Fundamental Equity Fund

For the 12-month period ended October 31, 2012, the Fund returned 7.17%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,5 which returned 16.70% over the same period.

          Although the Fund’s index posted a double-digit return, the 12-month period has been a challenging and volatile environment for active managers. The market rose during the first five months of the fiscal period, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012, and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year, mainly driven by a continuation of positive housing trends and earnings reports that exceeded the low expectations of investors. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our value-oriented, bottom-up, fundamental approach.

          Stock selection within the energy sector was the largest detractor from Fund performance during the period. Natural gas producers were negatively affected during the beginning of 2012 by an oversupply of natural gas, which resulted in a steep price decline for the commodity. Shares of exploration and production companies EQT Corp. and Southwestern Energy Co. both fell as investors began to question the economics of drilling for natural gas in certain shale rock formations. Poor stock selection within the industrials sector also detracted from Fund performance. Shares of URS Corporation, a provider of engineering, construction, and technical services, fell as a result of budget-related uncertainties and slow growth in the company’s federal services business.

          The Fund’s performance benefited from both stock selection and our underweight position within the utilities sector. In aggregate, utility stocks underperformed the overall market, although the Fund’s holdings within this sector performed relatively well. The Fund’s significant overweight within the health care sector also boosted performance. One of the top contributors in the Fund was the health care holding Onyx Pharmaceuticals, Inc. Shares of the biopharmaceutical company rose owing to the initial, late-July launch of Kyprolis, a drug for multiple myeloma. In addition, strong stock selection within the information technology sector contributed to Fund performance. Shares of eBay, Inc., an online platform for the sale of goods and services, benefited from the company’s announcement of a new partnership between its subsidiary PayPal and Discover Financial Services, a bank holding company. The partnership is expected to help expand the number of retailers offering PayPal in-store payments.

Growth Leaders Fund

For the 12-month period ended October 31, 2012, the Fund returned 4.48%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Growth Index,6 which returned 12.76% over the same period.

          Global stock markets began the 12-month period on November 1, 2011, with a sharp sell-off. As political leaders toiled to lift the United States and Europe from an ongoing fiscal crisis, investors were on edge and volatility remained high. Equity markets quickly regained footing by November’s end, as investor fears abated following a move by central banks worldwide to stave off rising unemployment and provide a lifeline to ailing government balance sheets. By May, however, markets once again came under pressure: volatility soared and the S&P 500® Index3 posted its worst monthly decline since the tumultuous month of September 2011. Fearing the demise of the European Union, and facing the threat of global recession, European Central Bank president Mario Draghi made a pledge to keep the eurozone solvent and the United States announced a third round of quantitative easing; such action lead equity markets to finish the 12-month period in positive territory.

          Despite the Fund showing positive absolute performance for the year, it lagged the index significantly. Security-specific issues within the health care and information technology sectors were the most notable detractors from relative performance.

          Security selection within the information technology sector detracted from Fund performance during the 12-month period. Shares of the world’s largest online social network, Facebook, Inc., were among the largest detractors. The firm came under immense selling pressure after questions were raised regarding the pace at which the company will be able to generate money from its ad services. VMware, Inc., a provider of desktop virtualization and cloud-based infrastructure, also saw its shares decline during the period. Although the firm has experienced significant growth, cloud-computing giants Amazon.com and Citrix Systems have added a significant amount of competitive pressure to the firm’s business.

          Security selection within the health care sector also detracted from Fund performance. Dendreon Corporation, a biotechnology company involved in the development of drugs geared to treat a range of cancers, saw its shares decline during the period. A study released by a major competitor highlighted an upcoming drug that could rival the firm’s Provenge prostate cancer treatment. Shares of Cerner Corporation, a provider of cloud-based health care database solutions for hospitals and medical professionals also fell late in the period. Although the firm was able to beat profit expectations, the stock fell as investors became concerned that revenue growth was beginning to slow.

          In addition to our underweight, security selection within the materials sector contributed to relative performance. The Sherwin-Williams Company, a leading retailer of paint products in North America, was the primary contributor to relative performance within the sector. A recovery in the housing market has caused demand for paint to rebound considerably. Monsanto Company also contributed to absolute performance. The provider of seeds and fertilizers used in farming globally saw its shares gain, as the firm continues to experience double-digit earnings growth, supported chiefly by the strong demand for corn.

          Despite the industrials sector detracting slightly from relative performance, a number of securities within the sector benefited. Fastenal Company, a retailer of threads, bolts, and fasteners used in construction globally, saw its shares climb in the first half of the period. The firm has seen double-digit earnings growth as economic growth in the United States has improved. Shares of Genesee & Wyoming Inc. also rose, as the short-line freight rail operator continued to strengthen after diversifying its business through the purchase of the largest regional-rail operators in North America, RailAmerica, Inc.

International Core Equity Fund

For the 12-month period ended October 31, 2012, the Fund returned 3.81%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,4 which returned 5.15% over the same period.

          Overall, global markets continued to exhibit a great deal of volatility during the 12-month period, with few of the major foreign markets able to match the returns exhibited in the United States. Southern Europe’s continuing financial and economic struggles led to negative returns in Greece, Italy, Portugal, and Spain. France, which could be the next country in the eurozone to crack under the fiscal crisis, eked out low single-digit returns. On the other hand, countries more insulated from the woes of Southern Europe posted very strong returns, particularly Belgium, Denmark, and Germany. Shares in the United Kingdom were up by high single digits. Elsewhere there were mixed results. Hong Kong, New Zealand, and Singapore, for example, rose. In emerging markets, Thailand and the Philippines were up sharply while Brazil, Chile, India, and Russia all posted declines. Japan, despite statements from government officials that they intended to take steps to reflate their economy, also fell during the period.

          Overall, sector allocation was the primary reason for the Fund’s relative underperformance. The Fund’s overweight position in the information technology sector hurt performance, as this was the worst performing sector in the index. Also detracting from the Fund’s relative performance was stock selection in the consumer discretionary and energy sectors. Within the consumer discretionary sector, shares of Seven West Media Ltd., an Australia-based media conglomerate, dropped due to a challenging advertising environment that has seen a shift from print to online, notably affecting revenue in the newspaper and magazine segments. In addition, an equity offering during the third quarter resulted in some dilution to current shareholders. Within the energy sector, shares of YPF SA, an Argentina-based oil and gas company, suffered due to political tensions stemming from the announcement of the government’s controversial decision to take over 51% of YPF shares, all of which was to come from Spanish owner Repsol.

          Contributing to the Fund’s relative performance was stock selection in the information technology and utilities sectors. Within the information technology sector, shares of ASUSTeK Computer, Inc., a Taiwan-based manufacturer and distributor of computers, communication products, and consumer electronics, saw its shares rise as performance numbers exceeded expectations due to improvements in design and lower operating expenses. Furthermore, shipments have increased due to the expanding tablet space. Shares of Samsung Electronic Co., Ltd, a South Korea-based consumer electronic company, were boosted by smartphone sales, especially with the successful launch of the firm’s new product, the Galaxy S III. Momentum is expected to continue within the expanding smartphone and tablet space. Within the utilities sector, Guangdong Investment Ltd, a Hong Kong-based investment and property holding company with interests in infrastructure, energy and water projects, profited from strong performance results, especially within the water division, due to a tariff increase and increased sales volume. The growth outlook remains strong with possible acquisitions in water supply.

International Dividend Income Fund

For the 12-month period ended October 31, 2012, the Fund returned 3.60%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Ex-U.S. Value Index with Gross Dividends,8 which returned 4.59% over the same period.

          Overall, global markets continued to exhibit a great deal of volatility during the 12-month period, with few of the major foreign markets able to match the returns exhibited in the United States. Southern Europe’s continuing financial and economic struggles led to negative returns in Greece, Italy, Portugal, and Spain. France, which could be the next country in the eurozone to crack under the fiscal crisis, eked out low single-digit returns. On the other hand, countries more insulated from the woes of Southern Europe posted very strong returns, particularly Belgium, Denmark, and Germany. Shares in the United Kingdom were up by high single digits. Elsewhere there were mixed results. Hong Kong, New Zealand, and Singapore, for example, rose. In emerging markets, Thailand and the Philippines were up sharply while Brazil, Chile, India, and Russia all posted declines. Japan, despite statements from government officials that they intended to take steps to reflate their economy, also fell during the period.

          Overall, weak sector allocation was the largest detractor from the Fund’s relative performance for the period. An overweight position in the telecommunication services sector hurt the Fund’s relative performance, as this was among the worst performing sectors in the Fund and index. Also hindering the Fund’s relative performance was an underweight position in the health care sector, which was among the best performing sectors in both the Fund and index. In addition, weak stock selection in the consumer discretionary sector hampered the Fund’s relative performance. Shares of Seven West Media Ltd., an Australia-based media conglomerate, dropped due to a challenging advertising environment that has seen a shift from print to online, notably affecting revenue in the newspaper and magazine segments. Furthermore, an equity offering during the third quarter resulted in some dilution to current shareholders.

          Contributing to the Fund’s relative performance was stock selection, particularly in the utilities and financials sector. Within the utilities sector, shares of Spark Infrastructure Group, an Australia-based electricity distribution company, were buoyed by increased tariffs and greater volumes of connection activity, which helped performance in ETSA, the firm’s segment that supplies electricity in South Australia. In addition, shares of National Grid plc, a United Kingdom-based international electricity and gas company, rose after improved performance and an increased rate base in the United States, as well as a strong dividend yield. Despite increased regulatory measures in the United Kingdom that will be finalized in December, dividend growth is expected to be approximately 3%. Within the financials sector, shares of New World Development Co. Ltd, a Hong Kong-based company engaged in property development and investment, were supported by successful sales from development launches. The company also has a number of projects in the pipeline which bodes well for future results.

International Opportunities Fund

For the 12-month period ended October 31, 2012, the Fund returned 10.59%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,2 which returned 5.12% over the same period.

          Overall, global markets continued to exhibit a great deal of volatility during the 12-month period, with few of the major foreign markets able to match the returns exhibited in the United States. Southern Europe’s continuing financial and economic struggles led to negative returns in Greece, Italy, Portugal, and Spain. France, which could be the next country in the eurozone to crack under the fiscal crisis, eked out low single-digit returns. On the other hand, countries more insulated from the woes of Southern Europe posted very strong returns, particularly Belgium, Denmark, and Germany. Shares in the United Kingdom were up by high single digits. Elsewhere there were mixed results. Hong Kong, New Zealand, and Singapore, for example, rose. In emerging markets, Thailand and the Philippines were up sharply while Brazil, Chile, India, and Russia all posted declines. Japan, despite statements from government officials that they intended to take steps to reflate their economy, also fell during the period.

          Contributing to the Fund’s relative performance was strong stock selection, particularly in the financials, industrials, and information technology sectors. Within the financial sector, Amlin plc, a United Kingdom-based insurance and reinsurance company, benefited from a decrease in volume of claims due to the lack of catastrophic events during the first half of 2012. Within the industrials sector, shares of easyJet plc, a United Kingdom-based airline carrier, were lifted by plans to roll out allocated seating arrangements after trial routes received positive feedback. Furthermore, the website is more user-friendly and is expected to enhance the customer experience. Within the information technology sector, shares of Gemalto NV, a Netherlands-based company engaged in providing digital security solutions, were propelled by strong gross margins, especially in the mobile communications segment, which was driven by demand for 4G/LTE technology.

          Detracting from the Fund’s relative performance was stock selection in the energy and consumer staples sectors. Within the energy sector, shares of Bankers Petroleum Ltd., a Canada-based company involved in the exploration and production of oil in Albania, were hurt by flat production outputs due to operational issues during the first half of the year. In addition, the Fund’s overweight position in the energy sector relative to the index detracted from Fund performance, as this was among the weaker performing sectors in the index and the worst performing sector in the Fund during the period. Within the consumer staples sector, shares of Mitsui Sugar Co Ltd, a Japan-based sugar manufacturer, plummeted in November 2011 when lack of domestic demand prompted the announcement that the Okayama plant would suspend operations in the fall of 2012. A significant impairment loss was taken and net income forecasts were lowered.

Value Opportunities Fund

For the 12-month period ended October 31, 2012, the Fund returned 5.89%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, Russell 2500™ Value Index,9 which returned 15.55% over the same period.

          A strong performance by domestic equities was overshadowed by persistent economic uncertainty during the 12-month period. Investors were forced to weigh the negative impacts of the European sovereign debt crisis, decelerating growth in China, and the fragile U.S. economy against the positive effects of global monetary easing and signs of a U.S. housing recovery. In a difficult environment for active money managers, the Fund underperformed during the period by 9.66% relative to the index. Performance lagged most notably in the second quarter of 2012, which accounted for 43% of the Fund’s overall underperformance on a relative basis.

          Notable detractors to the Fund’s overall relative performance during the period include consumer discretionary holding Express, Inc., materials holding Allegheny Technologies, Inc., energy holding Key Energy Services, Inc., and information technology holding Synaptics, Inc. Shares of Express, Inc., a specialty retailer, were under pressure as management lowered guidance for three consecutive quarters. The lowered guidance was attributed to fashion misses and a decline in store traffic. Due to fundamental concerns, we exited the position in October 2012. Allegheny Technologies, Inc., a supplier of diversified metals, was negatively affected by volatility in nickel pricing and continued industry-wide airframe inventory destocking. These factors, among others, caused the company to lower guidance for 2012. Oil-field services provider Key Energy Services, Inc. struggled in a tough environment for the industry. The company was caught on the wrong side of a shift from drilling in natural gas to oil basins. We exited this position in July 2012 because we were concerned with continued slower growth in oil markets and lessening activity in gas markets, coupled with management execution issues. A challenging macro environment caused Synaptics, Inc., a developer and supplier of human interface solutions, to detract from the Fund’s relative performance. A softening PC and smartphone market were key contributors to weakness.

          During the period, notable contributors to the Fund’s overall relative performance included health care holdings DaVita, Inc., PerkinElmer, Inc. and Watson Pharmaceuticals, and industrials holding Fortune Brands Home & Security, Inc. DaVita, Inc., a kidney dialysis services provider, announced in May 2012 that the company would acquire HealthCare Partners, the country’s largest operator of primary care medical networks. This was viewed positively by investors because they believed the acquisition to be accretive in both the near and long term. PerkinElmer, Inc., a provider of technology, services, and solutions in life sciences, was among the biggest contributors to the Fund’s relative performance. The company posted four straight quarters of earnings above consensus. Management cited strong organic growth and performance in emerging markets, such as China, as reasons for the strong year. Shares of home and security products provider Fortune Brands Home & Security, Inc. provided solid gains for the Fund during the period. A moderately recovering housing market provided a tailwind for the company’s plumbing, windows and doors, and cabinet segments. Investors applauded the acquisition announcement of Actavis Group by Watson Pharmaceuticals, Inc., a specialty pharmaceutical company. The acquisition is believed to be highly accretive, as the company benefits from operating synergies. Shares also received a boost when a generic version of Lidoderm® received Food and Drug Administration approval in August 2012.

          Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

[1] The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2 The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million.

3 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index is calculated with both gross and net dividends. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI EAFE Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

5 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

7 The Russell Microcap® Index measures performance of the micro cap segment, representing less than 3% of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small cap Russell 2000 Index plus the next smaller 1,000 securities.

8 The MSCI ACWI (All Country World Index) ex-U.S. Value Index is subset of the MSCI ACWI Index ex-U.S index. The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States from a value perspective.

The MSCI Global Value indexes cover the full range of developed, emerging, and All Country MSCI International Equity indexes across all size segmentations. MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value indexes, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

9 The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund. Without such expense waivers and reimbursements, each of the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds’ may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index, and the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	2.82%	-0.92%	10.71%	—
Class B4	3.29%	-0.76%	10.79%	—
Class C5	7.30%	-0.42%	10.63%	—
Class F6	9.28%	0.49%	—	1.40%
Class I7	9.39%	0.58%	—	9.22%
Class R2[8]	8.73%	-0.02%	—	0.89%
Class R3[9]	8.85%	0.08%	—	0.99%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations on October 19, 2004. Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	1.03%	0.25%	7.53%	—
Class B4	1.47%	0.42%	7.62%	—
Class C5	5.41%	0.79%	7.47%	—
Class F6	7.40%	1.69%	—	1.78%
Class I7	7.43%	1.79%	—	9.22%
Class P8	7.03%	1.33%	8.05%	—
Class R2[9]	6.87%	1.21%	—	1.29%
Class R3[10]	6.95%	1.29%	—	1.37%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations on March 31, 2003.
Performance is at net asset value.
[8] Class P shares commenced operations on August 15, 2001.
Performance is at net asset value.
[9] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[10] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 3000® Growth Index, Russell 1000® Growth Index and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	Life of Class
Class A3	-1.50%	-5.33%
Class C4	2.80%	-1.66%
Class F5	4.69%	-0.82%
Class I5	4.87%	-0.70%
Class R2[5]	4.83%	-0.83%
Class R3[5]	4.62%	-0.98%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.

[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

[3] Class A shares commenced operations on June 21, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[5] Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	Life of Class
Class A3	-2.19%	-7.01%	3.71%
Class B4	-1.87%	-6.84%	3.80%
Class C5	2.11%	-6.51%	3.73%
Class F6	4.02%	-5.68%	-4.87%
Class I7	4.15%	-5.57%	4.77%
Class P8	3.63%	-6.00%	4.29%
Class R2[9]	3.51%	-5.87%	-5.07%
Class R3[10]	3.68%	-6.01%	-5.21%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.

[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

[3] Class A shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Class B shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for the Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] Class C shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.
[8] Class P shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. Performance is at net asset value.
[9] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[10] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	Life of Class
Class A3	-2.35%	-2.45%
Class C4	1.96%	-1.74%
Class F5	3.83%	-0.88%
Class I6	3.91%	-0.75%
Class R2[7]	3.32%	-0.96%
Class R3[8]	3.39%	-1.12%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.

[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

[3] Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[5] Class F shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.
[6] Class I shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.
[7] Class R2 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.
[8] Class R3 shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	4.25%	-5.89%	9.12%	—
Class B4	4.95%	-5.72%	9.16%	—
Class C5	9.00%	-5.37%	9.11%	—
Class F6	10.83%	–4.54%	—	-3.49%
Class I7	10.96%	-4.45%	10.12%	—
Class P7	10.49%	-4.87%	9.72%	—
Class R2[8]	10.35%	-5.01%	—	-3.97%
Class R3[9]	10.49%	-4.85%	—	-3.80%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500® Value Index and the Russell 2500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	Life of Class
Class A3	-0.17%	2.06%	7.55%
Class B4	0.14%	2.23%	7.80%
Class C5	4.21%	2.60%	7.80%
Class F6	6.13%	3.52%	3.60%
Class I7	6.21%	3.62%	8.86%
Class P8	5.78%	3.16%	8.37%
Class R2[9]	5.61%	3.01%	3.09%
Class R3[10]	5.74%	3.13%	3.20%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.

[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on December 30, 2005.

[3] Class A shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Class B shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] Class C shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Class I shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.
[8] Class P shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.
[9] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[10] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 through October 31, 2012).

Actual Expenses

          For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/12 – 10/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$979.80	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.88	$1.27
Class B
Actual	$1,000.00	$976.30	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08
Class C
Actual	$1,000.00	$976.10	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$5.03
Class F
Actual	$1,000.00	$980.60	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.63	$0.51
Class I
Actual	$1,000.00	$981.20	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.14	$0.00
Class R2
Actual	$1,000.00	$977.90	$2.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.12	$3.05
Class R3
Actual	$1,000.00	$978.70	$2.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.64	$2.54

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Class B, 0.99% for Class C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Portfolio Allocation
October 31, 2012

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. – Class I	19.59%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	20.43%
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	9.81%
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	10.26%
Lord Abbett Equity Trust – Small-Cap Blend Fund – Class I	9.95%
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	19.94%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	10.02%
100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$979.80	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.58	$5.63
Class B
Actual	$1,000.00	$976.30	$8.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.32	$8.87
Class C
Actual	$1,000.00	$976.20	$8.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.32	$8.87
Class F
Actual	$1,000.00	$980.40	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.84	$4.37
Class I
Actual	$1,000.00	$981.30	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.34	$3.86
Class P
Actual	$1,000.00	$978.80	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.07	$6.14
Class R2
Actual	$1,000.00	$978.70	$6.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.32	$6.90
Class R3
Actual	$1,000.00	$978.80	$6.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.83	$6.34

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.11% for Class A, 1.75% for Classes B and C, 0.86% for Class F, 0.76% for Class I, 1.21% for Class P, 1.36% for Class R2 and 1.25% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
October 31, 2012

Sector*	%**
Consumer Discretionary	11.75%
Consumer Staples	6.03%
Energy	13.80%
Financials	24.78%
Health Care	17.81%
Industrials	5.78%

Sector*	%**
Information Technology	7.92%
Materials	4.72%
Telecommunication Services	2.83%
Utilities	3.43%
Short-Term Investment	1.15%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$942.80	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32
Class C
Actual	$1,000.00	$939.30	$7.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.62	$7.61
Class F
Actual	$1,000.00	$943.40	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.12	$3.05
Class I
Actual	$1,000.00	$944.10	$2.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.62	$2.54
Class R2
Actual	$1,000.00	$944.10	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.44
Class R3
Actual	$1,000.00	$942.20	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.57

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.50% for Class C, 0.60% for Class F, 0.50% for Class I, 0.48% for Class R2 and 0.90% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector October 31, 2012

Sector*	%**
Consumer Discretionary	14.31%
Consumer Staples	7.89%
Energy	7.35%
Financials	6.58%
Health Care	13.54%
Industrials	13.86%
Information Technology	31.89%
Materials	1.69%
Telecommunication Services	2.89%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$994.80	$5.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.50	$5.69
Class B
Actual	$1,000.00	$991.20	$8.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.25	$8.97
Class C
Actual	$1,000.00	$991.20	$8.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.35	$8.87
Class F
Actual	$1,000.00	$995.60	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.42
Class I
Actual	$1,000.00	$996.50	$3.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91
Class P
Actual	$1,000.00	$993.90	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.19
Class R2
Actual	$1,000.00	$993.00	$6.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.95
Class R3
Actual	$1,000.00	$993.80	$6.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.39

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.77% for Class B, 1.75% for Class C, 0.87% for Class F, 0.77% for Class I, 1.22% for Class P, 1.37% for Class R2 and 1.26% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector October 31, 2012

Sector*	%**
Consumer Discretionary	7.15%
Consumer Staples	11.08%
Energy	8.66%
Financials	25.52%
Health Care	7.58%
Industrials	13.57%

Sector*	%**
Information Technology	5.13%
Materials	10.48%
Telecommunication Services	6.00%
Utilities	3.78%
Short-Term Investment	1.05%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$1,005.00	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.52	$5.69
Class C
Actual	$1,000.00	$1,002.20	$8.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.27	$8.92
Class F
Actual	$1,000.00	$1,006.10	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.42
Class I
Actual	$1,000.00	$1,007.80	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91
Class R2
Actual	$1,000.00	$1,005.20	$6.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.39	$6.80
Class R3
Actual	$1,000.00	$1,004.10	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.76	$6.44

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.76% for Class C, 0.87% for Class F, 0.77% for Class I, 1.34% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector October 31, 2012

Sector*	%**
Consumer Discretionary	9.17%
Consumer Staples	8.45%
Energy	9.46%
Financials	19.82%
Health Care	4.23%
Industrials	11.55%
Information Technology	3.06%
Materials	6.49%
Telecommunication Services	15.34%
Utilities	10.41%
Short-Term Investment	2.02%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/2012	5/1/12 - 10/31/2012

Class A
Actual	$1,000.00	$1,011.50	$7.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.66
Class B
Actual	$1,000.00	$1,008.90	$10.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.29	$10.94
Class C
Actual	$1,000.00	$1,008.90	$10.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.40	$10.84
Class F
Actual	$1,000.00	$1,013.20	$6.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.79	$6.39
Class I
Actual	$1,000.00	$1,013.50	$5.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.89
Class P
Actual	$1,000.00	$1,011.40	$8.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.16
Class R2
Actual	$1,000.00	$1,010.80	$8.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.30	$8.92
Class R3
Actual	$1,000.00	$1,010.90	$8.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.82	$8.36

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.51% for Class A, 2.16% for Class B, 2.14% for Class C, 1.26% for Class F, 1.16% for Class I, 1.61% for Class P, 1.76% for Class R2 and 1.65% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector October 31, 2012

Sector*	%**
Consumer Discretionary	20.14%
Consumer Staples	7.12%
Energy	8.56%
Financials	18.22%
Health Care	3.02%
Industrials	20.38%

Sector*	%**
Information Technology	7.76%
Materials	8.47%
Telecommunication Services	0.79%
Utilities	3.07%
Short-Term Investment	2.47%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/2012	5/1/12 - 10/31/2012

Class A
Actual	$1,000.00	$974.40	$6.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.42	$6.80
Class B
Actual	$1,000.00	$970.80	$9.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.15	$10.08
Class C
Actual	$1,000.00	$970.80	$9.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.15	$10.08
Class F
Actual	$1,000.00	$975.10	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.68	$5.53
Class I
Actual	$1,000.00	$975.90	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	$5.03
Class P
Actual	$1,000.00	$973.70	$7.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.92	$7.30
Class R2
Actual	$1,000.00	$972.90	$7.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.16	$8.06
Class R3
Actual	$1,000.00	$973.60	$7.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.67	$7.56

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.34% for Class A, 1.99% for Classes B and C, 1.09% for Class F, 0.99% for Class I, 1.44% for Class P, 1.59% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector October 31, 2012

Sector*	%**
Consumer Discretionary	8.99%
Consumer Staples	5.54%
Energy	5.29%
Financials	23.87%
Health Care	9.74%
Industrials	12.30%

Sector*	%**
Information Technology	15.55%
Materials	10.50%
Utilities	6.62%
Short-Term Investment	1.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments
ALPHA STRATEGY FUND October 31, 2012

Investments	Shares	Fair Value (000)

INVESTMENTS IN UNDERLYING
FUNDS(a) 100.27%
Lord Abbett Developing Growth Fund, Inc. - Class I*(b)	7,304,502	$168,734
Lord Abbett Securities Trust - International Opportunities Fund - Class I(c)	13,041,845	175,935
Lord Abbett Securities Trust - Micro-Cap Growth Fund - Class I*(c)	5,771,909	84,501
Lord Abbett Securities Trust - Micro-Cap Value Fund - Class I*(c)	3,236,470	88,420
Lord Abbett Equity Trust - Small-Cap Blend Fund - Class I*(d)	5,134,095	85,739
Lord Abbett Research Fund, Inc. - Small-Cap Value Fund - Class I*(c)	5,070,161	171,726
Lord Abbett Securities Trust - Value Opportunities Fund - Class I*(c)	5,316,888	86,293

Total Investments in Underlying Funds (cost $755,950,497)		861,348

Liabilities in Excess of Other Assets (0.27)%		(2,297)

Net Assets 100.00%		$859,051

*	Non-income producing security.
(a)	Affiliated issuers (See Note 10).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.
(d)	Fund investment objective is to seek long-term growth of capital by investing primarily in stocks of small companies.

See Notes to Financial Statements.	27

Schedule of Investments
FUNDAMENTAL EQUITY FUND October 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 99.05%

Aerospace & Defense 0.46%
United Technologies Corp.	270,000	$21,103

Automobiles 1.07%
Ford Motor Co.	4,460,000	49,774

Beverages 1.62%
Beam, Inc.	168,900	9,384
Coca-Cola Co. (The)	1,249,080	46,441
Diageo plc ADR	170,000	19,421

Total		75,246

Biotechnology 3.89%
Celgene Corp.*	1,035,000	75,886
Gilead Sciences, Inc.*	204,300	13,721
Incyte Corp.*	2,211,800	35,300
Onyx Pharmaceuticals, Inc.*	705,000	55,244

Total		180,151

Capital Markets 3.19%
Affiliated Managers Group, Inc.*	380,000	48,070
Franklin Resources, Inc.	338,400	43,248
Raymond James Financial, Inc.	1,475,000	56,256

Total		147,574

Chemicals 1.97%
Ashland, Inc.	371,700	26,446
Celanese Corp. Series A	265,000	10,067
E.I. du Pont de Nemours & Co.	450,000	20,034
PPG Industries, Inc.	145,000	16,977
Sigma-Aldrich Corp.	250,000	17,535

Total		91,059

Investments	Shares	Fair Value (000)

Commercial Banks 6.78%
BB&T Corp.	1,175,260	$34,024
Cullen/Frost Bankers, Inc.	400,000	22,120
Fifth Third Bancorp	2,950,000	42,863
PNC Financial Services Group, Inc. (The)	1,107,700	64,457
Signature Bank*	315,000	22,441
SunTrust Banks, Inc.	749,951	20,399
U.S. Bancorp	1,876,190	62,308
Wells Fargo & Co.	1,345,000	45,313

Total		313,925

Computers & Peripherals 1.05%
EMC Corp.*	1,030,000	25,152
NCR Corp.*	1,106,900	23,555

Total		48,707

Construction & Engineering 2.29%
Jacobs Engineering
Group, Inc.*	1,025,000	39,555
URS Corp.	1,990,000	66,625

Total		106,180

Construction Materials 0.95%
Berry Plastics Group, Inc.*	1,625,600	23,035
Eagle Materials, Inc.	396,900	21,024

Total		44,059

Consumer Finance 2.36%
Capital One Financial Corp.	1,815,590	109,244

Diversified Financial Services 3.87%
Bank of America Corp.	4,560,000	42,499
Citigroup, Inc.	1,870,000	69,920
JPMorgan Chase & Co.	1,603,000	66,813

Total		179,232

Diversified Telecommunication Services 2.83%
AT&T, Inc.	1,716,300	59,367
Verizon Communications, Inc.	1,611,500	71,937

Total		131,304

28	See Notes to Financial Statements.

Schedule of Investments (continued)
FUNDAMENTAL EQUITY FUND October 31, 2012

Investments	Shares	Fair Value (000)

Electric: Utilities 2.21%
Duke Energy Corp.	548,100	$36,005
Edison International	305,000	14,317
NextEra Energy, Inc.	349,200	24,465
Xcel Energy, Inc.	970,000	27,402

Total		102,189

Electronic Equipment, Instruments & Components 2.21%
Anixter International, Inc.	1,050,000	61,551
Arrow Electronics, Inc.*	1,160,000	40,867

Total		102,418

Energy Equipment & Services 4.33%
Cameron International Corp.*	395,000	20,003
Ensco plc Class A (United Kingdom)(a)	334,500	19,341
GulfMark Offshore, Inc. Class A*	360,000	11,635
Halliburton Co.	2,500,000	80,725
Helmerich & Payne, Inc.	194,087	9,277
Nabors Industries Ltd.*	676,700	9,129
Schlumberger Ltd.	570,000	39,632
Superior Energy Services, Inc.*	537,100	10,919

Total		200,661

Food & Staples Retailing 0.50%
CVS Caremark Corp.	500,000	23,200

Food Products 3.91%
Archer Daniels Midland Co.	1,165,000	31,269
Bunge Ltd.	895,000	63,572
H.J. Heinz Co.	620,000	35,656
Kraft Foods Group, Inc.*	405,833	18,457
Mondelez International, Inc. Class A	1,217,500	32,312

Total		181,266

Investments	Shares	Fair Value (000)

Health Care Providers & Services 6.27%
CIGNA Corp.	1,153,140	$58,810
Community Health Systems, Inc.*	2,117,610	58,065
DaVita HealthCare Partners, Inc.*	385,000	43,320
Express Scripts Holding Co.*	1,360,000	83,694
Laboratory Corp. of America Holdings*	547,700	46,407

Total		290,296

Hotels, Restaurants & Leisure 1.21%
Darden Restaurants, Inc.	1,060,680	55,813

Insurance 6.54%
ACE Ltd. (Switzerland)(a)	659,300	51,854
Berkshire Hathaway, Inc. Class B*	1,128,520	97,448
Marsh & McLennan Cos., Inc.	790,000	26,884
Prudential Financial, Inc.	960,000	54,768
Travelers Cos., Inc. (The)	1,016,213	72,090

Total		303,044

Internet Software & Services 1.42%
eBay, Inc.*	1,360,200	65,684

Life Sciences Tools & Services 2.75%
Life Technologies Corp.*	685,659	33,536
Thermo Fisher Scientific, Inc.	1,539,650	94,011

Total		127,547

Machinery 1.86%
Eaton Corp.	1,060,200	50,062
Kennametal, Inc.	433,400	15,351
Nordson Corp.	349,700	20,643

Total		86,056

Marine 0.07%
Kirby Corp.*	55,459	3,188

See Notes to Financial Statements.	29

Schedule of Investments (continued)
FUNDAMENTAL EQUITY FUND October 31, 2012

Investments	Shares	Fair Value (000)

Media 5.56%
Comcast Corp. Class A	1,390,000	$52,139
Interpublic Group of Cos., Inc. (The)	5,331,300	53,846
Omnicom Group, Inc.	726,600	34,811
Time Warner, Inc.	1,383,600	60,118
Walt Disney Co. (The)	1,156,980	56,773

Total		257,687

Metals & Mining 0.98%
Reliance Steel & Aluminum Co.	835,000	45,374

Multi-Line Retail 2.08%
Macy’s, Inc.	1,082,700	41,218
Target Corp.	865,000	55,144

Total		96,362

Multi-Utilities 1.23%
Dominion Resources, Inc.	664,060	35,049
PG&E Corp.	520,000	22,110

Total		57,159

Oil, Gas & Consumable Fuels 9.50%
Anadarko Petroleum Corp.	1,085,000	74,659
Apache Corp.	398,900	33,009
Devon Energy Corp.	615,000	35,799
EOG Resources, Inc.	212,500	24,754
Exxon Mobil Corp.	1,365,000	124,447
Kinder Morgan, Inc.	1,140,000	39,569
Noble Energy, Inc.	395,000	37,529
Occidental Petroleum Corp.	585,000	46,192
Range Resources Corp.	367,460	24,017

Total		439,975

Paper & Forest Products 0.84%
International Paper Co.	1,080,000	38,696

Investments	Shares	Fair Value (000)

Pharmaceuticals 4.93%
Eli Lilly & Co.	1,658,890	$80,672
Teva Pharmaceutical Industries Ltd. ADR	1,807,820	73,072
Watson Pharmaceuticals, Inc.*	869,100	74,699

Total		228,443

Real Estate Investment Trusts 0.90%
CBL & Associates Properties, Inc.	531,600	11,892
Vornado Realty Trust	370,000	29,678

Total		41,570

Real Estate Management & Development 1.20%
Jones Lang LaSalle, Inc.	640,000	49,753
Realogy Holdings Corp.*	165,300	5,875

Total		55,628

Road & Rail 1.11%
CSX Corp.	2,039,500	41,749
Kansas City Southern	122,300	9,840

Total		51,589

Semiconductors & Semiconductor Equipment 2.15%
Altera Corp.	325,700	9,927
Broadcom Corp. Class A*	1,450,000	45,726
Texas Instruments, Inc.	862,500	24,228
Xilinx, Inc.	603,300	19,764

Total		99,645

Software 1.11%
Microsoft Corp.	1,800,000	51,363

Specialty Retail 1.85%
GNC Holdings, Inc. Class A	643,600	24,888
Home Depot, Inc. (The)	991,500	60,858

Total		85,746

Total Common Stocks (cost $4,044,422,391)		4,588,157

30	See Notes to Financial Statements.

Schedule of Investments (concluded)
FUNDAMENTAL EQUITY FUND October 31, 2012

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 1.15%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $51,925,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $54,398,759; proceeds: $53,330,829 (cost $53,330,814)	$53,331	$53,331

Total Investments in Securities 100.20% (cost $4,097,753,205)		4,641,488

Liabilities in Excess of Other Assets (0.20)%		(9,344)

Net Assets 100.00%		$4,632,144

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	31

Schedule of Investments
GROWTH LEADERS FUND October 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 99.99%

Aerospace & Defense 2.12%
Honeywell International, Inc.	8,249	$505

Biotechnology 4.92%
Amgen, Inc.	5,622	486
Gilead Sciences, Inc.*	6,431	432
Onyx Pharmaceuticals, Inc.*	3,216	252

Total		1,170

Capital Markets 2.19%
Affiliated Managers Group, Inc.*	2,147	272
Franklin Resources, Inc.	1,944	248

Total		520

Chemicals 1.69%
Monsanto Co.	4,676	402

Commercial Banks 1.11%
U.S. Bancorp	7,984	265

Communications Equipment 0.88%
Riverbed Technology, Inc.*	11,308	209

Computers & Peripherals 4.49%
3D Systems Corp.*	6,829	297
Apple, Inc.	1,293	770

Total		1,067

Consumer Finance 1.17%
Capital One Financial Corp.	4,642	279

Diversified Financial Services 1.03%
JPMorgan Chase & Co.	5,893	246

Diversified Telecommunication Services 2.89%
Verizon Communications, Inc.	15,412	688

Electronic Equipment, Instruments & Components 1.11%
Trimble Navigation Ltd.*	5,592	264

Investments	Shares	Fair Value (000)

Energy Equipment & Services 3.45%
Halliburton Co.	8,140	$263
Oceaneering International, Inc.	5,376	281
Seadrill Ltd. (Norway)(a)	6,840	276

Total		820

Food & Staples Retailing 6.22%
Costco Wholesale Corp.	3,865	380
Wal-Mart Stores, Inc.	9,113	684
Whole Foods Market, Inc.	4,394	416

Total		1,480

Health Care Equipment & Supplies 2.22%
Intuitive Surgical, Inc.*	707	383
ResMed, Inc.	3,628	145

Total		528

Health Care Providers & Services 1.82%
Express Scripts Holding Co.*	7,044	434

Hotels, Restaurants & Leisure 2.64%
Yum! Brands, Inc.	8,944	627

Household Products 1.66%
Colgate-Palmolive Co.	3,761	395

Information Technology Services 6.70%
Accenture plc Class A
(Ireland)(a)	6,471	436
MasterCard, Inc. Class A	1,163	536
Visa, Inc. Class A	4,477	622

Total		1,594

Internet & Catalog Retail 1.31%
Amazon.com, Inc.*	1,333	310

Internet Software & Services 13.95%
Cornerstone OnDemand, Inc.*	2,421	68
CoStar Group, Inc.*	3,131	259
eBay, Inc.*	12,189	589
Facebook, Inc. Class A*	32,104	678
Google, Inc. Class A*	1,191	810

32	See Notes to Financial Statements.

Schedule of Investments (concluded)
GROWTH LEADERS FUND October 31, 2012

Investments	Shares	Fair Value (000)

Internet Software & Services (continued)
LinkedIn Corp. Class A*	3,593	$384
Rackspace Hosting, Inc.*	4,457	284
Yelp, Inc.*	10,255	247

Total		3,319

Life Sciences Tools & Services 1.13%
Illumina, Inc.*	5,667	269

Machinery 5.14%
Deere & Co.	4,099	350
Middleby Corp.*	2,317	290
Nordson Corp.	4,611	272
Wabtec Corp.	3,791	310

Total		1,222

Media 3.81%
Comcast Corp. Class A	14,442	542
Walt Disney Co. (The)	7,407	363

Total		905

Oil, Gas & Consumable Fuels 3.90%
Exxon Mobil Corp.	4,053	369
Kosmos Energy Ltd.*	20,995	239
Williams Cos., Inc. (The)	9,140	320

Total		928

Pharmaceuticals 3.45%
Johnson & Johnson	7,191	509
Watson Pharmaceuticals, Inc.*	3,611	311

Total		820

Real Estate Management & Development 1.07%
Zillow, Inc.*	6,801	254

Road & Rail 4.04%
Genesee & Wyoming, Inc.
Class A*	5,297	384
J.B. Hunt Transport Services, Inc.	4,888	287
Kansas City Southern	3,591	289

Total		960

Investments	Shares	Fair Value (000)

Semiconductors & Semiconductor Equipment 3.21%
ARM Holdings plc ADR	8,858	$287
Cree, Inc.*	4,134	125
First Solar, Inc.*	14,444	351

Total		763

Software 1.55%
Salesforce.com, Inc.*	2,528	369

Specialty Retail 3.44%
Home Depot, Inc. (The)	9,194	565
Williams-Sonoma, Inc.	5,479	253

Total		818

Textiles, Apparel & Luxury Goods 3.12%
Michael Kors Holdings Ltd.
(Hong Kong)*(a)	8,280	453
Tumi Holdings, Inc.*	12,961	290

Total		743

Trading Companies & Distributors 2.56%
Fastenal Co.	6,436	288
United Rentals, Inc.*	7,894	321

Total		609

Total Common Stocks (cost $23,641,402)		23,782

Total Investments in Securities 99.99% (cost $23,641,402)		23,782

Other Assets in Excess of Liabilities 0.01%		3

Net Assets 100.00%		$23,785

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	33

Schedule of Investments
INTERNATIONAL CORE EQUITY FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

COMMON STOCKS 97.57%

Australia 2.18%

Beverages 0.76%
Coca-Cola Amatil Ltd.	399,074	$5,572

Construction & Engineering 0.84%
Leighton Holdings Ltd.	331,447	6,159

Media 0.58%
Seven West Media Ltd.	3,368,578	4,248

Total Australia		15,979

Belgium 0.97%

Beverages
Anheuser-Busch InBev NV	85,108	7,116

Canada 3.21%

Metals & Mining 2.75%
Kinross Gold Corp.	913,400	9,125
Yamana Gold, Inc.	547,600	11,067

		20,192

Oil, Gas & Consumable Fuels 0.46%
Baytex Energy Corp.	73,600	3,349

Total Canada		23,541

China 2.08%

Oil, Gas & Consumable Fuels 0.93%
Yanzhou Coal Mining Co., Ltd., H Shares	4,508,000	6,782

Real Estate Management & Development 1.15%
China Overseas Land & Investment Ltd.	3,230,000	8,461

Total China		15,243

France 5.75%

Aerospace & Defense 1.32%
Safran SA	243,243	9,678

Investments	Shares	U.S. $ Fair Value (000)

Diversified Telecommunication Services 1.82%
Vivendi SA	652,693	$13,354

Electrical Equipment 0.81%
Schneider Electric SA	94,937	5,935

Food Products 0.82%
Danone SA	98,248	6,039

Insurance 0.98%
AXA SA	454,720	7,229

Total France		42,235

Germany 4.55%

Air Freight & Logistics 0.90%
Deutsche Post AG Registered
Shares	333,810	6,618

Diversified Financial Services 1.21%
Deutsche Boerse AG	164,365	8,897

Health Care Equipment & Supplies 0.96%
Fresenius SE & Co. KGaA	61,672	7,034

Household Products 0.69%
Henkel KGaA	78,428	5,075

Software 0.79%
SAP AG	78,902	5,747

Total Germany		33,371

Hong Kong 4.80%

Chemicals 0.49%
Huabao International Holdings Ltd.	7,186,000	3,588

Hotels, Restaurants & Leisure 1.18%
SJM Holdings Ltd.	3,975,000	8,658

Real Estate Management & Development 1.30%
New World Development Co., Ltd.	6,176,000	9,547

Water Utilities 1.06%
Guangdong Investment Ltd.	9,506,000	7,776

34	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL CORE EQUITY FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Hong Kong (continued)

Wireless Telecommunication Services 0.77%
China Mobile Ltd.	512,500	$5,684

Total Hong Kong		35,253

India 0.97%

Commercial Banks
Axis Bank Ltd.	322,440	7,088

Indonesia 1.42%

Commercial Banks 0.68%
PT Bank Negara Indonesia (Persero) Tbk	12,468,814	4,998

Food Products 0.74%
Indofood Sukses Makmur Tbk PT	9,094,500	5,397

Total Indonesia		10,395

Ireland 1.18%

Pharmaceuticals
Shire plc	307,041	8,636

Israel 1.49%

Pharmaceuticals
Teva Pharmaceutical Industries Ltd. ADR	270,045	10,915

Japan 14.15%

Airlines 1.02%
Japan Airlines Co., Ltd. *	156,500	7,450

Automobiles 1.64%
Toyota Motor Corp.	314,000	12,056

Chemicals 0.82%
Asahi Kasei Corp.	1,088,000	5,983

Commercial Banks 0.90%
Bank of Yokohama Ltd. (The)	1,441,000	6,625

Investments	Shares	U.S. $ Fair Value (000)

Consumer Finance 1.36%
ORIX Corp.	96,820	$9,945

Electronic Equipment, Instruments & Components 1.34%
Hitachi Ltd.	1,854,000	9,824

Pharmaceuticals 1.04%
Shionogi & Co., Ltd.	460,200	7,633

Road & Rail 1.91%
East Japan Railway Co.	204,600	14,045

Tobacco 1.33%
Japan Tobacco, Inc.	354,400	9,793

Trading Companies & Distributors 1.31%
Sumitomo Corp.	705,300	9,612

Wireless Telecommunication Services 1.48%
KDDI Corp.	140,326	10,898

Total Japan		103,864

Mexico 0.51%

Construction & Engineering
Empresas ICA SAB de CV *	1,759,800	3,781

Netherlands 4.45%

Beverages 1.50%
Heineken Holding NV	217,398	11,032

Diversified Financial Services 1.81%
ING Groep NV CVA *	1,505,770	13,303

Food & Staples Retailing 1.14%
Koninklijke Ahold NV	655,834	8,350

Total Netherlands		32,685

New Zealand 1.43%

Construction Materials
Fletcher Building Ltd.	1,816,157	10,515

See Notes to Financial Statements.	35

Schedule of Investments (continued)
INTERNATIONAL CORE EQUITY FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Norway 5.79%

Commercial Banks 1.58%
DnB NOR ASA	929,696	$11,610

Diversified Telecommunication Services 1.84%
Telenor ASA	685,497	13,478

Energy Equipment & Services 0.74%
Ocean Rig UDW, Inc. *	343,896	5,458

Insurance 1.63%
Storebrand ASA *	2,376,125	11,982

Total Norway		42,528

Russia 1.86%

Oil, Gas & Consumable Fuels 0.86%
Gazprom OAO ADR	686,400	6,270

Road & Rail 1.00%
Globaltrans Investment plc GDR†	397,860	7,361

Total Russia		13,631

Singapore 2.14%

Commercial Banks 0.90%
DBS Group Holdings Ltd.	576,100	6,565

Industrial Conglomerates 1.24%
Keppel Corp., Ltd.	1,042,400	9,109

Total Singapore		15,674

South Korea 4.15%

Automobiles 1.46%
Hyundai Motor Co.	52,190	10,743

Commercial Banks 0.93%
DGB Financial Group, Inc.	539,900	6,832

Semiconductors & Semiconductor Equipment 1.76%
Samsung Electronics Co., Ltd. 10,754		12,917

Total South Korea		30,492

Investments	Shares	U.S. $ Fair Value (000)

Spain 1.36%

Airlines 0.51%
International Consolidated Airlines Group SA *	1,426,810	$3,714

Insurance 0.85%
Mapfre SA	2,257,240	6,255

Total Spain		9,969

Sweden 1.02%

Commercial Banks
Swedbank AB A Shares	403,866	7,489

Switzerland 6.64%

Chemicals 1.70%
Syngenta AG Registered Shares	31,945	12,479

Electrical Equipment 0.97%
ABB Ltd. Registered Shares *	396,446	7,143

Food Products 0.61%
Nestle SA Registered Shares	70,961	4,503

Insurance 1.22%
Swiss Re Ltd. *	129,705	8,962

Pharmaceuticals 2.14%
Roche Holding Ltd. AG	81,463	15,667

Total Switzerland		48,754

Taiwan 1.17%

Computers & Peripherals 0.42%
Asustek Computer, Inc.	291,000	3,118

Semiconductors & Semiconductor Equipment 0.75%
Siliconware Precision Industries Co. ADR	1,144,500	5,494

Total Taiwan		8,612

36	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL CORE EQUITY FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Thailand 0.97%

Commercial Banks
Bangkok Bank Public Co., Ltd.	1,201,400	$7,095

United Kingdom 22.65%

Commercial Banks 4.08%
Barclays plc	3,394,025	12,460
HSBC Holdings plc	452,999	4,451
Lloyds Banking Group plc *	19,913,946	13,039

		29,950

Construction & Engineering 1.04%
Balfour Beatty plc	1,495,091	7,605

Electric: Utilities 1.39%
SSE plc	435,326	10,172

Food Products 1.41%
Unilever plc	277,937	10,365

Insurance 1.62%
Prudential plc	866,481	11,864

Media 2.19%
British Sky Broadcasting
Group plc	438,583	5,018
WPP plc	855,653	11,040

		16,058

Metals & Mining 3.14%
Anglo American plc	305,082	9,369
Rio Tinto plc ADR	274,500	13,720

		23,089

Multi-Utilities 1.28%
National Grid plc	822,190	9,374

Oil, Gas & Consumable Fuels 5.56%
Afren plc *	3,904,098	8,675
BG Group plc	431,080	7,983
Cairn Energy plc *	2,548,524	11,528
Tullow Oil plc	556,687	12,613

		40,799

Investments	Shares	U.S. $ Fair Value (000)

Tobacco 0.94%
Imperial Tobacco Group plc	183,361	$6,924

Total United Kingdom		166,200

United States 0.68%

Health Care Equipment & Supplies
ResMed, Inc.	124,700	4,981

Total Common Stocks (cost $669,703,460)		716,042

	Principal Amount (000)

SHORT-TERM INVESTMENT 1.03%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $7,385,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $7,736,829; proceeds: $7,580,394 (cost $7,580,392)	$7,580	7,580

Total Investments in Securities 98.60% (cost $677,283,852)		723,622

Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 1.40%		10,251

Net Assets 100.00%		$733,873

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	37

Schedule of Investments (continued)
INTERNATIONAL CORE EQUITY FUND October 31, 2012

Open Forward Foreign Currency Exchange Contracts at October 31, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Australian dollar	Buy	J.P. Morgan	11/13/2012	705,000	$710,471	$731,189	$20,718
Australian dollar	Buy	J.P. Morgan	11/20/2012	2,080,000	2,118,875	2,156,073	37,198
Australian dollar	Buy	Deutsche Bank AG	12/17/2012	1,355,000	1,387,791	1,401,469	13,678
Australian dollar	Buy	J.P. Morgan	2/25/2013	19,670,000	20,015,995	20,235,965	219,970
Brazilian real	Buy	Barclays Bank plc	12/7/2012	13,490,000	6,497,760	6,612,627	114,867
Canadian dollar	Sell	Goldman Sachs	2/19/2013	2,096,000	2,136,290	2,093,595	42,695
Canadian dollar	Sell	J.P. Morgan	2/25/2013	13,096,000	13,167,235	13,079,151	88,084
euro	Buy	Credit Suisse	11/5/2012	2,080,000	2,633,093	2,696,061	62,968
euro	Buy	Morgan Stanley	11/5/2012	2,335,000	2,902,568	3,026,588	124,020
euro	Buy	Barclays Bank plc	11/19/2012	2,980,000	3,636,521	3,863,097	226,576
euro	Buy	Deutsche Bank AG	11/19/2012	8,955,000	11,017,516	11,608,736	591,220
euro	Buy	Deutsche Bank AG	11/19/2012	1,280,000	1,547,918	1,659,317	111,399
euro	Buy	J.P. Morgan	11/19/2012	2,305,000	2,822,634	2,988,067	165,433
euro	Buy	Morgan Stanley	11/19/2012	10,325,000	12,489,616	13,384,724	895,108
euro	Buy	Barclays Bank plc	12/17/2012	2,265,000	2,844,500	2,937,078	92,578
euro	Buy	Barclays Bank plc	12/17/2012	1,565,000	1,965,405	2,029,372	63,967
euro	Buy	Credit Suisse	12/17/2012	1,470,000	1,818,655	1,906,183	87,528
euro	Buy	UBS AG	12/17/2012	985,000	1,235,811	1,277,273	41,462
euro	Buy	Barclays Bank plc	2/5/2013	3,500,000	4,519,774	4,540,836	21,062
euro	Buy	Goldman Sachs	2/19/2013	3,521,000	4,566,948	4,568,681	1,733
Japanese yen	Sell	Barclays Bank plc	11/19/2012	582,591,000	7,421,730	7,298,873	122,857
Japanese yen	Sell	Goldman Sachs	11/19/2012	323,964,000	4,085,605	4,058,717	26,888
Japanese yen	Sell	Goldman Sachs	11/30/2012	454,597,000	5,733,541	5,695,820	37,721
Russian ruble	Buy	UBS AG	11/19/2012	46,900,000	1,408,599	1,490,855	82,256
Swiss franc	Buy	J.P. Morgan	2/25/2013	4,875,000	5,236,586	5,244,668	8,082

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$3,300,068

38	See Notes to Financial Statements.

Schedule of Investments (concluded)
INTERNATIONAL CORE EQUITY FUND October 31, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized (Depriciation)

Australian dollar	Buy	Morgan Stanley	12/3/2012	2,060,000	$2,145,622	$2,133,150	$(12,472)
Australian dollar	Buy	Deutsche Bank AG	12/10/2012	2,035,000	2,117,011	2,106,025	(10,986)
Australian dollar	Buy	UBS AG	12/13/2012	2,990,000	3,126,045	3,093,578	(32,467)
Australian dollar	Buy	Barclays Bank plc	12/17/2012	2,485,000	2,573,267	2,570,222	(3,045)
Australian dollar	Buy	UBS AG	1/22/2013	4,050,000	4,209,570	4,177,216	(32,354)
British pound	Sell	Barclays Bank plc	12/17/2012	2,305,000	3,656,952	3,719,160	(62,208)
British pound	Sell	UBS AG	2/12/2013	1,195,000	1,913,111	1,927,792	(14,681)
British pound	Sell	J.P. Morgan	2/25/2013	9,035,000	14,410,825	14,574,749	(163,924)
euro	Sell	Deutsche Bank AG	11/5/2012	1,100,000	1,420,293	1,425,802	(5,509)
euro	Sell	UBS AG	11/19/2012	9,705,000	11,748,582	12,580,992	(832,410)
euro	Buy	UBS AG	1/22/2013	6,355,000	8,355,681	8,243,806	(111,875)
euro	Buy	Deutsche Bank AG	2/5/2013	5,905,000	7,663,479	7,661,038	(2,441)
Israeli new shekel	Sell	J.P. Morgan	1/31/2013	27,290,000	6,938,436	7,002,975	(64,539)
Japanese yen	Buy	J.P. Morgan	11/19/2012	128,270,000	1,642,150	1,607,005	(35,145)
Japanese yen	Buy	J.P. Morgan	11/19/2012	445,385,000	5,646,004	5,579,916	(66,088)
Japanese yen	Buy	UBS AG	11/19/2012	332,900,000	4,226,121	4,170,670	(55,451)
Japanese yen	Buy	UBS AG	11/30/2012	902,880,000	11,536,737	11,312,530	(224,207)
Japanese yen	Buy	Morgan Stanley	12/3/2012	279,045,000	3,573,638	3,496,344	(77,294)
Japanese yen	Buy	J.P. Morgan	1/7/2013	214,035,000	2,734,573	2,683,052	(51,521)
Japanese yen	Buy	Barclays Bank plc	1/10/2013	297,090,000	3,775,424	3,724,289	(51,135)
Japanese yen	Buy	Deutsche Bank AG	1/10/2013	405,455,000	5,187,931	5,082,741	(105,190)
Japanese yen	Buy	Credit Suisse	2/12/2013	712,810,000	9,077,838	8,938,386	(139,452)
New Zealand dollar	Sell	Goldman Sachs	2/19/2013	3,825,000	3,096,395	3,123,528	(27,133)
Norwegian krone	Sell	UBS AG	11/19/2012	13,400,000	2,183,655	2,348,911	(165,256)
Norwegian krone	Sell	J.P. Morgan	12/10/2012	9,040,000	1,505,412	1,583,442	(78,030)
Norwegian krone	Sell	UBS AG	12/10/2012	10,045,000	1,682,608	1,759,477	(76,869)
Norwegian krone	Sell	Barclays Bank plc	12/17/2012	22,325,000	3,797,415	3,909,443	(112,028)
Norwegian krone	Sell	Deutsche Bank AG	1/14/2013	25,820,000	4,449,085	4,516,832	(67,747)
Norwegian krone	Sell	J.P. Morgan	2/25/2013	62,200,000	10,809,496	10,864,076	(54,580)
Singapore dollar	Sell	J.P. Morgan	12/10/2012	1,070,000	862,069	877,164	(15,095)
South African rand	Buy	Deutsche Bank AG	12/18/2012	22,100,000	2,579,982	2,531,327	(48,655)
South Korean won	Sell	Deutsche Bank AG	11/19/2012	2,673,090,000	2,320,592	2,449,057	(128,465)
South Korean won	Sell	Deutsche Bank AG	12/17/2012	8,976,808,000	7,891,699	8,213,225	(321,526)
South Korean won	Sell	Goldman Sachs	1/14/2013	5,045,500,000	4,447,922	4,609,772	(161,850)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,411,628)

See Notes to Financial Statements.	39

Schedule of Investments
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

LONG-TERM INVESTMENTS 96.15%

COMMON STOCKS 94.58%

Australia 9.50%

Air Freight & Logistics 0.72%
Toll Holdings Ltd.	2,714,563	$12,511

Beverages 0.59%
Coca-Cola Amatil Ltd.	734,431	10,254

Commercial Banks 1.28%
National Australia Bank Ltd.	837,015	22,408

Construction & Engineering 0.90%
Leighton Holdings Ltd.	848,671	15,769

Diversified Telecommunication Services 1.06%
Telstra Corp., Ltd.	4,312,331	18,532

Electric: Utilities 1.89%
Spark Infrastructure Group†	18,818,884	33,014

Food & Staples Retailing 1.23%
Metcash Ltd.	5,678,053	21,573

Health Care Providers & Services 0.24%
Sonic Healthcare Ltd.	315,598	4,259

Media 0.71%
Seven West Media Ltd.	9,855,543	12,430

Multi-Line Retail 0.88%
David Jones Ltd.	5,557,640	15,404

Total Australia		166,154

Austria 1.27%

Metals & Mining
Voestalpine AG	705,310	22,215

Brazil 1.00%

Insurance
Sul America SA Unit	2,221,085	17,497

Investments	Shares	U.S. $ Fair Value (000)

Canada 2.30%

Metals & Mining 1.03%
Kinross Gold Corp.	1,810,500	$17,982

Oil, Gas & Consumable Fuels 1.27%
Baytex Energy Corp.	232,400	10,576
PetroBakken Energy Ltd. A Shares	918,200	11,593

		22,169

Total Canada		40,151

Chile 0.48%

Electric: Utilities
Enersis SA ADR	498,500	8,445

China 0.92%

Oil, Gas & Consumable Fuels
Yanzhou Coal Mining Co., Ltd., H Shares	10,734,000	16,149

Czech Republic 3.05%

Commercial Banks 1.50%
Komercni Banka AS	128,374	26,199

Electric: Utilities 1.55%
CEZ AS	733,912	27,058

Total Czech Republic		53,257

France 8.87%

Diversified Telecommunication Services 1.84%
Vivendi SA	1,571,066	32,143

Electrical Equipment 0.86%
Schneider Electric SA	239,343	14,964

Insurance 1.29%
AXA SA	1,421,057	22,591

Media 0.92%
Lagardere SCA	586,259	16,022

40	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

France (continued)

Multi-Line Retail 1.24%
PPR	123,749	$21,758

Oil, Gas & Consumable Fuels 1.45%
Total SA ADR	504,480	25,426

Pharmaceuticals 1.27%
Sanofi	251,696	22,125

Total France		155,029

Germany 1.49%

Air Freight & Logistics 0.49%
Deutsche Post AG Registered Shares	431,594	8,556

Diversified Telecommunication Services 1.00%
Deutsche Telekom AG Registered Shares	1,529,420	17,463

Total Germany		26,019

Hong Kong 7.64%

Chemicals 0.47%
Huabao International Holdings Ltd.	16,316,000	8,147

Communications Equipment 0.38%
VTech Holdings Ltd.	557,900	6,626

Hotels, Restaurants & Leisure 1.29%
SJM Holdings Ltd.	10,391,000	22,632

Industrial Conglomerates 1.97%
NWS Holdings Ltd.	11,132,000	16,806
Shanghai Industrial Holdings Ltd.	5,500,000	17,671

		34,477

Real Estate Management & Development 2.10%
New World Development Co., Ltd.	14,647,000	22,642
Yuexiu Property Co. Ltd.	51,282,000	14,094

		36,736

Investments	Shares	U.S. $ Fair Value (000)

Water Utilities 0.69%
Guangdong Investment Ltd.	14,864,000	$12,160

Wireless Telecommunication Services 0.74%
China Mobile Ltd.	1,161,500	12,881

Total Hong Kong		133,659

Israel 1.61%

Diversified Telecommunication Services
Bezeq The Israeli Telecommunication Corp., Ltd.	23,106,030	28,177

Italy 3.46%

Oil, Gas & Consumable Fuels 1.47%
Eni SpA ADR	561,280	25,757

Transportation Infrastructure 1.99%
Atlantia SpA	2,104,277	34,721

Total Italy		60,478

Japan 5.09%

Automobiles 1.39%
Toyota Motor Corp.	630,200	24,196

Tobacco 1.15%
Japan Tobacco, Inc.	728,900	20,142

Trading Companies & Distributors 1.27%
Sumitomo Corp.	1,628,900	22,200

Wireless Telecommunication Services 1.28%
KDDI Corp.	288,338	22,394

Total Japan		88,932

Netherlands 0.72%

Diversified Telecommunication Services
Koninklijke KPN NV	1,982,700	12,518

See Notes to Financial Statements.	41

Schedule of Investments (continued)
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

New Zealand 1.22%

Construction Materials
Fletcher Building Ltd.	3,689,227	$21,359

Norway 1.89%

Diversified Telecommunication Services
Telenor ASA	1,680,297	33,038

Portugal 1.00%

Electric: Utilities
EDP - Energias de Portugal SA	6,456,051	17,539

Russia 1.59%

Oil, Gas & Consumable Fuels 0.94%
Gazprom OAO ADR	1,798,600	16,430

Road & Rail 0.65%
Globaltrans Investment plc GDR†	614,300	11,365

Total Russia		27,795

Singapore 3.63%

Commercial Banks 0.89%
DBS Group Holdings Ltd.	1,373,975	15,657

Diversified Telecommunication Services 0.77%
Singapore Telecommunications Ltd.	5,112,000	13,495

Machinery 1.39%
SembCorp Marine Ltd.	6,296,000	24,311

Real Estate Investment Trusts 0.58%
Suntec REIT	7,665,000	10,085

Total Singapore		63,548

South Africa 1.09%

Metals & Mining
Kumba Iron Ore Ltd.	306,174	19,139

Investments	Shares	U.S. $ Fair Value (000)

South Korea 1.62%

Tobacco
KT&G Corp.	372,535	$28,386

Spain 7.12%

Diversified Telecommunication Services 1.39%
Telefonica SA	1,843,244	24,273

Electric: Utilities 1.57%
Red Electrica Corp. SA	585,680	27,461

Information Technology Services 0.91%
Indra Sistemas SA	1,393,241	15,891

Insurance 1.58%
Mapfre SA	9,942,957	27,554

Oil, Gas & Consumable Fuels 1.67%
Repsol SA	1,463,106	29,243

Total Spain		124,422

Sweden 1.78%

Diversified Telecommunication Services 1.24%
Tele2 AB B Shares	1,294,667	21,607

Personal Products 0.54%
Oriflame Cosmetics SA SDR	341,869	9,432

Total Sweden		31,039

Switzerland 2.93%

Insurance 1.25%
Swiss Re Ltd. *	316,663	21,881

Pharmaceuticals 1.68%
Roche Holding Ltd. AG	152,888	29,402

Total Switzerland		51,283

Taiwan 1.72%

Computers & Peripherals 0.67%
Asustek Computer, Inc.	1,090,000	11,679

42	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Taiwan (continued)

Semiconductors & Semiconductor Equipment 1.05%
Siliconware Precision Industries Co. ADR	3,824,720	$18,359

Total Taiwan		30,038

Thailand 0.49%

Real Estate Management & Development
L.P.N. Development pcl	14,890,800	8,502

Turkey 2.16%

Diversified Telecommunication Services 0.61%
Turk Telekomunikasyon AS	2,748,304	10,733

Oil, Gas & Consumable Fuels 1.55%
Tupras Turkiye Petrol Rafinerileri AS	1,109,403	27,108

Total Turkey		37,841

United Kingdom 18.94%

Beverages 0.85%
Britvic plc	2,566,137	14,875

Commercial Banks 0.95%
HSBC Holdings plc	1,697,312	16,675

Construction & Engineering 1.10%
Balfour Beatty plc	3,779,943	19,227

Consumer Finance 0.88%
Provident Financial plc	697,082	15,434

Diversified Telecommunication Services 0.91%
Cable & Wireless Communications plc	26,395,727	15,969

Electric: Utilities 1.54%
SSE plc	1,148,382	26,834

Food Products 1.28%
Unilever plc	601,464	22,431

Investments	Shares	U.S. $ Fair Value (000)

Insurance 5.66%
Admiral Group plc	987,586	$17,658
Aviva plc	5,671,933	30,333
Catlin Group Ltd.	2,907,080	22,106
Prudential plc	2,103,749	28,806

		98,903

Media 0.99%
Reed Elsevier plc	1,775,143	17,360

Metals & Mining 1.29%
Rio Tinto plc ADR	357,100	17,848
Vedanta Resources plc	254,426	4,656

		22,504

Multi-Utilities 1.50%
National Grid plc	2,291,273	26,123

Pharmaceuticals 0.96%
GlaxoSmithKline plc	752,299	16,832

Tobacco 1.03%
Imperial Tobacco Group plc	474,675	17,925

Total United Kingdom		331,092

Total Common Stocks (cost $1,547,703,411)		1,653,701

PREFERRED STOCK 1.57%

Germany

Media
ProSiebenSat.1 Media AG (cost $20,949,229)	984,104	27,424

Total Long-Term Investments (cost $1,568,652,640)		1,681,125

See Notes to Financial Statements.	43

Schedule of Investments (continued)
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Investments	Principal Amount (000)	U.S. $ Fair Value (000)

SHORT-TERM INVESTMENT 1.99%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $33,810,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $35,420,742; proceeds: $34,721,630 (cost $34,721,620)	$34,722	$34,722

Total Investments in Securities 98.14% (cost $1,603,374,260)		1,715,847

Cash, Foreign Cash and Other Assets in Excess of Liabilities(a)1.86%		32,598

Net Assets 100.00%		$1,748,445

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
SDR	Special Drawing Rights.
Unit	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency exchange contracts as follows:

44	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Open Forward Foreign Currency Exchange Contracts at October 31, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Australian dollar	Buy	J.P.Morgan	11/26/2012	1,710,000	$1,758,119	$1,771,701	$13,582
Australian dollar	Buy	J.P.Morgan	11/30/2012	4,040,000	4,152,272	4,184,450	32,178
Australian dollar	Buy	UBS AG	12/10/2012	2,945,000	3,045,425	3,047,786	2,361
Australian dollar	Buy	Barclays Bank plc	1/24/2013	10,685,000	10,995,506	11,019,032	23,526
Australian dollar	Buy	Deutsche Bank AG	2/4/2013	8,515,000	8,586,441	8,774,194	187,753
Australian dollar	Buy	UBS AG	2/4/2013	7,500,000	7,706,175	7,728,298	22,123
Brazilian real	Buy	J.P.Morgan	12/3/2012	23,385,000	11,321,166	11,469,214	148,048
Brazilian real	Buy	J.P.Morgan	12/3/2012	7,615,000	3,651,403	3,734,790	83,387
Brazilian real	Buy	Morgan Stanley	12/3/2012	9,520,000	4,574,064	4,669,100	95,036
euro	Buy	Credit Suisse	11/5/2012	6,745,000	8,538,563	8,742,756	204,193
euro	Buy	J.P.Morgan	11/5/2012	3,500,000	4,314,415	4,536,641	222,226
euro	Sell	UBS AG	11/5/2012	10,245,000	13,378,023	13,279,398	98,625
euro	Buy	Goldman Sachs	11/13/2012	5,055,000	6,226,795	6,552,663	325,868
euro	Buy	UBS AG	11/13/2012	8,640,000	10,626,077	11,199,804	573,727
euro	Sell	UBS AG	11/13/2012	2,850,000	3,721,815	3,694,380	27,435
euro	Buy	Goldman Sachs	11/16/2012	41,125,000	50,203,549	53,310,644	3,107,095
euro	Buy	UBS AG	11/16/2012	3,290,000	4,025,480	4,264,851	239,371
euro	Buy	Barclays Bank plc	11/19/2012	11,780,000	14,375,240	15,270,901	895,661
euro	Buy	Deutsche Bank AG	11/19/2012	13,920,000	17,126,054	18,045,071	919,017
euro	Buy	J.P.Morgan	11/19/2012	6,705,000	8,210,742	8,691,968	481,226
euro	Buy	Deutsche Bank AG	11/30/2012	58,660,000	72,103,699	76,050,667	3,946,968
euro	Buy	UBS AG	12/17/2012	4,345,000	5,451,367	5,634,263	182,896
euro	Buy	Barclays Bank plc	1/24/2013	13,250,000	17,172,928	17,188,422	15,494
euro	Buy	Deutsche Bank AG	1/24/2013	9,390,000	12,135,073	12,181,078	46,005
euro	Buy	UBS AG	2/12/2013	6,045,000	7,805,304	7,843,187	37,883
euro	Buy	Barclays Bank plc	2/15/2013	4,740,000	6,132,280	6,150,166	17,886
Israeli new shekel	Buy	UBS AG	12/17/2012	68,765,000	16,933,576	17,672,956	739,380
Japanese yen	Sell	Credit Suisse	11/26/2012	361,060,000	4,600,539	4,523,716	76,823
Japanese yen	Sell	Credit Suisse	2/12/2013	1,018,775,000	12,974,389	12,775,079	199,310
Norwegian krone	Buy	J.P.Morgan	11/5/2012	53,900,000	8,984,232	9,452,969	468,737
Norwegian krone	Buy	Barclays Bank plc	1/24/2013	51,560,000	8,940,117	9,016,324	76,207
Norwegian krone	Buy	UBS AG	1/24/2013	51,135,000	8,913,972	8,942,004	28,032
Singapore dollar	Buy	Barclays Bank plc	12/10/2012	10,541,000	8,594,024	8,641,297	47,273
South African rand	Buy	Deutsche Bank AG	2/11/2013	61,100,000	6,844,439	6,943,777	99,338
Turkish lira	Buy	Credit Suisse	1/17/2013	21,505,000	11,794,548	11,877,902	83,354

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$13,768,024

See Notes to Financial Statements.	45

Schedule of Investments (concluded)
INTERNATIONAL DIVIDEND INCOME FUND October 31, 2012

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized (Depreciation)

Australian dollar	Sell	Morgan Stanley	11/26/2012	1,710,000	$1,731,272	$1,771,701	$(40,429)
Australian dollar	Buy	J.P.Morgan	11/30/2012	6,885,000	7,153,997	7,131,173	(22,824)
Australian dollar	Buy	Deutsche Bank AG	12/10/2012	5,655,000	5,882,897	5,852,370	(30,527)
Australian dollar	Buy	Deutsche Bank AG	12/10/2012	15,240,000	15,852,191	15,771,905	(80,286)
Australian dollar	Buy	Goldman Sachs	12/10/2012	6,660,000	6,930,196	6,892,446	(37,750)
Brazilian real	Sell	UBS AG	12/3/2012	7,665,000	3,756,285	3,759,312	(3,027)
British pound	Sell	J.P.Morgan	11/30/2012	14,590,000	22,841,229	23,542,360	(701,131)
British pound	Sell	UBS AG	11/30/2012	46,045,000	72,193,863	74,298,009	(2,104,146)
British pound	Sell	Credit Suisse	12/6/2012	500,000	777,888	806,783	(28,895)
British pound	Sell	J.P.Morgan	12/10/2012	2,280,000	3,548,911	3,678,891	(129,980)
British pound	Sell	Barclays Bank plc	12/13/2012	2,015,000	3,159,901	3,251,275	(91,374)
British pound	Sell	Deutsche Bank AG	12/13/2012	35,945,000	56,131,676	57,998,545	(1,866,869)
British pound	Sell	Barclays Bank plc	2/15/2013	16,170,000	25,913,880	26,085,419	(171,539)
British pound	Sell	J.P.Morgan	2/25/2013	17,570,000	28,024,150	28,342,927	(318,777)
euro	Buy	Deutsche Bank AG	2/11/2013	5,540,000	7,190,228	7,187,899	(2,329)
euro	Buy	UBS AG	2/11/2013	105,390,000	137,072,342	136,738,743	(333,599)
euro	Buy	Goldman Sachs	2/22/2013	9,230,000	12,109,299	11,976,742	(132,557)
Israeli new shekel	Sell	UBS AG	12/17/2012	20,105,000	5,123,990	5,167,087	(43,097)
Japanese yen	Sell	J.P.Morgan	2/25/2013	3,905,000,000	48,960,299	48,974,252	(13,953)
New Zealand dollar	Sell	Deutsche Bank AG	2/11/2013	8,870,000	7,184,035	7,247,250	(63,215)
Norwegian krone	Sell	UBS AG	11/5/2012	53,900,000	8,773,215	9,452,968	(679,753)
Singapore dollar	Sell	J.P.Morgan	12/10/2012	10,915,000	8,793,909	8,947,895	(153,986)
South African rand	Buy	Goldman Sachs	11/16/2012	54,160,000	6,387,957	6,233,811	(154,146)
South African rand	Buy	J.P.Morgan	12/3/2012	30,090,000	3,609,991	3,454,928	(155,063)
South African rand	Buy	Barclays Bank plc	12/14/2012	23,220,000	2,758,742	2,661,343	(97,399)
South African rand	Buy	Deutsche Bank AG	1/25/2013	27,450,000	3,233,049	3,126,751	(106,298)
South African rand	Buy	Credit Suisse	2/11/2013	39,605,000	4,572,798	4,500,954	(71,844)
South Korean won	Sell	Morgan Stanley	11/26/2012	5,335,460,000	4,598,345	4,886,674	(288,329)
South Korean won	Sell	Deutsche Bank AG	12/10/2012	7,026,000,000	6,197,188	6,430,621	(233,433)
South Korean won	Sell	Deutsche Bank AG	12/17/2012	2,128,192,000	1,870,938	1,947,164	(76,226)
South Korean won	Sell	Goldman Sachs	1/14/2013	1,641,000,000	1,446,643	1,499,284	(52,641)
Swiss franc	Sell	UBS AG	11/13/2012	2,155,000	2,210,030	2,314,349	(104,319)
Swiss franc	Sell	J.P.Morgan	11/27/2012	7,995,000	8,114,445	8,587,972	(473,527)
Swiss franc	Sell	J.P.Morgan	12/10/2012	5,075,000	5,249,710	5,452,564	(202,854)
Swiss franc	Sell	Barclays Bank plc	12/17/2012	2,945,000	3,083,511	3,164,490	(80,979)
Swiss franc	Sell	Barclays Bank plc	12/17/2012	4,005,000	4,106,652	4,303,492	(196,840)
Swiss franc	Sell	J.P.Morgan	1/31/2013	13,570,000	14,453,792	14,592,339	(138,547)
Taiwan dollar	Sell	Barclays Bank plc	12/17/2012	184,590,000	6,173,579	6,332,201	(158,622)
Taiwan dollar	Sell	Barclays Bank plc	2/5/2013	372,565,000	12,736,394	12,801,151	(64,757)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(9,705,867)

46	See Notes to Financial Statements.

Schedule of Investments
INTERNATIONAL OPPORTUNITIES FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

LONG-TERM INVESTMENTS 96.31%

COMMON STOCKS 94.87%

Australia 2.20%

Beverages 0.68%
Treasury Wine Estates Ltd.	398,537	$2,044

Multi-Utilities 1.01%
DUET Group	1,406,728	3,052

Trading Companies & Distributors 0.51%
Emeco Holdings Ltd.	2,123,972	1,532

Total Australia		6,628

Austria 1.05%

Real Estate Management & Development IMMOFINANZ Group AG *	814,974	3,148

Belgium 0.99%

Electric: Utilities
Elia System Operator SA	73,228	2,992

Canada 6.55%

Metals & Mining 2.90%
Detour Gold Corp. *	55,800	1,572
HudBay Minerals, Inc.	430,866	3,999
IAMGOLD Corp.	108,991	1,692
Osisko Mining Corp. *	149,766	1,471

		8,734

Oil, Gas & Consumable Fuels 3.65%
Bankers Petroleum Ltd. *	697,400	1,983
Bellatrix Exploration Ltd. *	1,049,898	4,373
PetroBakken Energy Ltd. A Shares	170,100	2,148
Vero Energy, Inc.	917,290	2,461

		10,965

Total Canada		19,699

Investments	Shares	U.S. $ Fair Value (000)

Finland 1.07%

Leisure Equipment & Products Amer Sports OYJ A Shares	228,446	$3,233

France 3.66%

Computers & Peripherals 0.87%
Gemalto NV	29,119	2,627

Electronic Equipment, Instruments & Components 1.29%
Ingenico	73,671	3,900

Information Technology Services 1.01%
AtoS	45,186	3,034

Media 0.39%
Ipsos SA	33,146	1,165

Semiconductors & Semiconductor Equipment 0.10%
Inside Secure SA *	99,729	291

Total France		11,017

Germany 3.19%

Chemicals 1.48%
Symrise GmbH & Co. AG	123,398	4,436

Life Sciences Tools & Services 0.51%
Gerresheimer AG	31,012	1,539

Machinery 0.29%
Deutz AG *	200,376	878

Real Estate Management & Development 0.91%
Patrizia Immobilien AG *	387,914	2,732

Total Germany		9,585

Hong Kong 7.96%

Auto Components 0.22%
Minth Group Ltd.	660,000	667

Communications Equipment 1.43%
VTech Holdings Ltd.	361,500	4,294

See Notes to Financial Statements.	47

Schedule of Investments (continued)
INTERNATIONAL OPPORTUNITIES FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Hong Kong (continued)

Construction & Engineering 1.16%
China State Construction International Holdings Ltd.	2,920,800	$3,479

Hotels, Restaurants & Leisure 1.55%
REXLot Holdings Ltd.	64,575,000	4,666

Household Durables 1.70%
Techtronic Industries Co.	2,688,000	5,119

Machinery 0.61%
Sinotruk Hong Kong Ltd.	3,214,000	1,845

Multi-Line Retail 1.29%
Maoye International Holdings Ltd.	19,329,000	3,891

Total Hong Kong		23,961

India 0.91%

Real Estate Management & Development Housing Development & Infrastructure Ltd. *	1,530,196	2,729

Indonesia 0.85%

Consumer Finance PT Clipan Finance Indonesia Tbk	61,152,850	2,547

Ireland 1.04%

Beverages C&C Group plc	654,912	3,136

Italy 3.25%

Internet & Catalog Retail 1.18%
Yoox SpA *	234,153	3,542

Textiles, Apparel & Luxury Goods 2.07%
Brunello Cucinelli SpA *	160,618	2,842
Safilo Group SpA *	400,905	3,380

		6,222

Total Italy		9,764

Investments	Shares	U.S. $ Fair Value (000)

Japan 18.69%

Auto Components 0.44%
Keihin Corp.	109,900	$1,324

Building Products 1.00%
Aica Kogyo Co., Ltd.	177,400	3,002

Commercial Services & Supplies 1.63%
Park24 Co., Ltd.	286,000	4,915

Containers & Packaging 1.80%
FP Corp.	71,900	5,404

Diversified Consumer Services 1.03%
Benesse Holdings, Inc.	64,200	3,092

Food & Staples Retailing 1.04%
Sundrug Co., Ltd.	85,200	3,137

Food Products 1.66%
Nichirei Corp.	636,000	3,505
Toyo Suisan Kaisha Ltd.	60,000	1,495

		5,000

Health Care Equipment & Supplies 1.34%
Hogy Medical Co., Ltd.	79,000	4,048

Information Technology Services 1.10%
Obic Co., Ltd.	16,100	3,314

Machinery 0.94%
Nabtesco Corp.	151,400	2,818

Multi-Line Retail 1.09%
Don Quijote Co., Ltd.	83,200	3,278

Pharmaceuticals 1.12%
Sawai Pharmaceutical Co., Ltd.	13,800	1,525
Towa Pharmaceutical Co., Ltd.	29,300	1,861

		3,386

Real Estate Management & Development 1.68%
Tokyo Tatemono Co., Ltd. *	1,232,000	5,062

48	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL OPPORTUNITIES FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Japan (continued)

Software 0.87%
Capcom Co., Ltd.	137,200	$2,614

Specialty Retail 1.17%
United Arrows Ltd.	137,100	3,512

Wireless Telecommunication Services 0.78%
Okinawa Cellular Telephone Co.	112,600	2,346

Total Japan		56,252

Netherlands 2.95%

Construction & Engineering 1.02%
Arcadis NV	144,196	3,079

Professional Services 1.93%
Brunel International NV	120,502	5,803

Total Netherlands		8,882

Norway 3.13%

Energy Equipment & Services 2.41%
Electromagnetic GeoServices ASA *	1,472,515	3,203
Ocean Rig UDW, Inc. *	255,600	4,056

		7,259

Internet Software & Services 0.26%
Opera Software ASA	144,037	793

Oil, Gas & Consumable Fuels 0.46%
DNO International ASA *	783,241	1,367

Total Norway		9,419

Philippines 4.29%

Commercial Banks 1.89%
Rizal Commercial Banking Corp.	2,380,000	2,652
Security Bank Corp.	773,170	3,038

		5,690

Investments	Shares	U.S. $ Fair Value (000)

Real Estate Management & Development 2.40%
Filinvest Land, Inc.	101,915,000	$3,612
Megaworld Corp.	60,581,000	3,603

		7,215

Total Philippines		12,905

Portugal 0.78%

Commercial Banks
Banco Espirito Santo SA *	2,413,437	2,346

Singapore 2.22%

Commercial Services & Supplies 1.21%
Cape plc	835,501	3,627

Real Estate Investment Trusts 1.01%
CDL Hospitality Trusts	1,919,000	3,044

Total Singapore		6,671

South Korea 2.12%

Auto Components 1.10%
Mando Corp.	25,226	3,331

Commercial Banks 1.02%
DGB Financial Group, Inc.	242,020	3,062

Total South Korea		6,393

Spain 2.09%

Food Products Ebro Foods SA	165,918	3,047
Viscofan SA	67,146	3,250

Total Spain		6,297

Sweden 3.77%

Commercial Services & Supplies 2.74%
Intrum Justitia AB	299,760	4,338
Loomis AB	286,000	3,924

		8,262

Construction & Engineering 0.51%
NCC AB	81,689	1,528

See Notes to Financial Statements.	49

Schedule of Investments (continued)
INTERNATIONAL OPPORTUNITIES FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

Sweden (continued)

Food & Staples Retailing 0.52%
Axfood AB	42,008	$1,556

Total Sweden		11,346

Switzerland 1.57%

Capital Markets 0.80%
EFG International AG *	263,570	2,411

Household Durables 0.77%
Forbo Holding AG
Registered Shares *	3,671	2,318

Total Switzerland		4,729

United Kingdom 20.54%

Airlines 1.91%
easyJet plc	569,047	5,739

Capital Markets 1.98%
3i Group plc	841,056	2,924
Jupiter Fund Management plc	717,551	3,031

		5,955

Chemicals 1.30%
Croda International plc	39,001	1,385
Filtrona plc	273,756	2,532

		3,917

Construction & Engineering 1.56%
Balfour Beatty plc	922,419	4,692

Electronic Equipment, Instruments & Components 0.73%
Electrocomponents plc	639,703	2,199

Hotels, Restaurants & Leisure 0.77%
Sportingbet plc	2,702,178	2,333

Household Durables 1.28%
Berkeley Group Holdings plc *	156,316	3,839

Investments	Shares	U.S. $ Fair Value (000)

Independent Power Producers & Energy Traders 0.33%
APR Energy plc	90,847	$997

Industrial Conglomerates 0.62%
Lonrho plc *	11,376,505	1,882

Insurance 2.73%
Amlin plc	571,109	3,440
Catlin Group Ltd.	626,533	4,764

		8,204

Internet & Catalog Retail 0.92%
N Brown Group plc	508,032	2,755

Metals & Mining 0.89%
New World Resources plc A Shares	648,731	2,685

Multi-Line Retail 1.85%
Debenhams plc	2,877,782	5,559

Oil, Gas & Consumable Fuels 1.94%
Afren plc *	1,375,028	3,055
Dragon Oil plc	152,925	1,370
Genel Energy plc *	107,728	1,412

		5,837

Professional Services 0.50%
Michael Page International plc	258,825	1,505

Trading Companies & Distributors 1.23%
Ashtead Group plc	615,197	3,703

Total United Kingdom		61,801

Total Common Stocks (cost $269,916,101)		285,480

50	See Notes to Financial Statements.

Schedule of Investments (continued)
INTERNATIONAL OPPORTUNITIES FUND October 31, 2012

Investments	Shares	U.S. $ Fair Value (000)

PREFERRED STOCKS 1.44%

Brazil

Gas Utilities 0.69%
Companhia de Gas de Sao Paulo	78,800	$2,074

Machinery 0.75%
Marcopolo SA	387,058	2,270

Total Preferred Stocks (cost $3,707,986)		4,344

Total Long-Term Investments (cost $273,624,087)		289,824

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 2.45%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $7,160,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $7,501,110; proceeds: $7,353,271 (cost $7,353,269)	$7,353	$7,353

Total Investments in Securities 98.76% (cost $280,977,356)		297,177

Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 1.24%		3,730

Net Assets 100.00%		$300,907

*	Non-income producing security.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on forward foreign currency contracts as follows:

See Notes to Financial Statements.	51

Schedule of Investments (concluded)
INTERNATIONAL OPPORTUNITIES FUND October 31, 2012

Open Forward Foreign Currency Exchange Contracts at October 31, 2012:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation

Australian dollar	Buy	Deutsche Bank AG	1/7/2013	885,000	$905,890	$913,793	$7,903
Australian dollar	Buy	J.P. Morgan	1/7/2013	1,050,000	1,064,018	1,084,161	20,143
Australian dollar	Buy	J.P. Morgan	1/31/2013	1,172,000	1,200,151	1,208,025	7,874
Australian dollar	Buy	J.P. Morgan	2/25/2013	8,340,000	8,486,701	8,579,967	93,266
Brazilian real	Buy	UBS AG	11/26/2012	1,855,000	910,081	910,669	588
British pound	Buy	J.P. Morgan	11/2/2012	1,710,000	2,741,062	2,759,511	18,449
euro	Buy	Goldman Sachs	11/13/2012	430,000	529,678	557,398	27,720
euro	Buy	Barclays Bank plc	1/24/2013	2,405,000	3,117,048	3,119,861	2,813
Japanese yen	Sell	UBS AG	12/13/2012	43,950,000	559,395	550,756	8,639
Japanese yen	Sell	Deutsche Bank AG	12/17/2012	71,755,000	914,338	899,242	15,096
Japanese yen	Sell	Credit Suisse	2/12/2013	18,505,000	235,666	232,046	3,620
South Korean won	Buy	UBS AG	11/2/2012	1,655,540,000	1,506,721	1,518,008	11,287
South Korean won	Buy	Deutsche Bank AG	1/28/2013	10,700,000,000	9,488,760	9,768,945	280,185
Swiss franc	Buy	J.P. Morgan	11/5/2012	1,635,000	1,721,179	1,755,689	34,510
Swiss franc	Buy	J.P. Morgan	12/3/2012	11,550,000	11,843,421	12,407,748	564,327
Swiss franc	Buy	J.P. Morgan	2/25/2013	415,000	445,781	446,469	688

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,097,108

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized (Depreciation)

Brazilian real	Sell	Morgan Stanley	11/26/2012	4,785,000	$2,300,702	$2,349,083	$(48,381)
British pound	Buy	UBS AG	11/2/2012	565,000	912,797	911,768	(1,029)
British pound	Sell	UBS AG	11/2/2012	2,700,000	4,193,100	4,357,123	(164,023)
British pound	Sell	Barclays Bank plc	1/14/2013	425,000	685,360	685,687	(327)
British pound	Sell	Barclays Bank plc	1/14/2013	1,885,000	3,030,298	3,041,221	(10,923)
Canadian dollar	Buy	UBS AG	2/4/2013	1,168,000	1,185,991	1,167,067	(18,924)
Canadian dollar	Buy	J.P. Morgan	2/25/2013	6,690,000	6,726,390	6,681,393	(44,997)
euro	Sell	Barclays Bank plc	11/13/2012	430,000	554,122	557,398	(3,276)
euro	Sell	Barclays Bank plc	11/26/2012	555,000	677,306	719,513	(42,207)
euro	Sell	Deutsche Bank AG	11/26/2012	435,000	526,090	563,943	(37,853)
euro	Buy	UBS AG	11/26/2012	990,000	1,300,900	1,283,456	(17,444)
euro	Sell	Barclays Bank plc	1/22/2013	205,000	264,395	265,929	(1,534)
euro	Buy	UBS AG	1/22/2013	205,000	269,538	265,929	(3,609)
euro	Buy	Barclays Bank plc	1/24/2013	1,147,000	1,490,194	1,487,934	(2,260)
euro	Sell	Barclays Bank plc	1/24/2013	1,155,000	1,493,865	1,498,311	(4,446)
euro	Sell	Barclays Bank plc	1/24/2013	1,040,000	1,342,804	1,349,129	(6,325)
euro	Sell	Barclays Bank plc	1/24/2013	891,000	1,149,179	1,155,840	(6,661)
Norwegian krone	Sell	J.P. Morgan	1/31/2013	13,810,000	2,384,429	2,414,335	(29,906)
Philippine peso	Sell	Morgan Stanley	1/28/2013	328,450,000	7,868,951	7,986,432	(117,481)
South Korean won	Sell	UBS AG	11/2/2012	1,655,540,000	1,420,699	1,518,008	(97,309)
South Korean won	Sell	UBS AG	1/28/2013	1,665,817,803	1,509,030	1,520,868	(11,838)

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(670,753)

52	See Notes to Financial Statements.

Schedule of Investments
VALUE OPPORTUNITIES FUND October 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 98.57%

Aerospace & Defense 0.77%
Hexcel Corp.*	604,136	$15,442

Air Freight & Logistics 1.51%
Atlas Air Worldwide Holdings, Inc.*	551,201	30,311

Airlines 0.56%
Spirit Airlines, Inc.*	644,629	11,313

Beverages 2.22%
Beam, Inc.	348,383	19,356
Constellation Brands, Inc. Class A*	717,600	25,360

Total		44,716

Building Products 1.05%
Fortune Brands Home & Security, Inc.*	746,128	21,220

Capital Markets 2.14%
Ares Capital Corp.	795,037	13,881
Raymond James Financial, Inc.	766,983	29,253

Total		43,134

Chemicals 4.06%
Albemarle Corp.	193,442	10,661
Celanese Corp. Series A	650,400	24,709
Chemtura Corp.*	1,793,000	28,562
Eastman Chemical Co.	300,000	17,772

Total		81,704

Commercial Banks 10.48%
BOK Financial Corp.	485,100	28,451
City National Corp.	268,900	13,741
Comerica, Inc.	1,291,857	38,510
Commerce Bancshares, Inc.	355,281	13,529
Cullen/Frost Bankers, Inc.	223,869	12,380
East West Bancorp, Inc.	784,056	16,693
Signature Bank*	456,711	32,536
Western Alliance Bancorp*	796,523	8,172

Investments	Shares	Fair Value (000)

Wintrust Financial Corp.	732,500	$27,066
Zions Bancorporation	922,300	19,802

Total		210,880

Commercial Services & Supplies 1.59%
Tetra Tech, Inc.*	885,470	22,969
Waste Connections, Inc.	275,122	9,032

Total		32,001

Computers & Peripherals 0.57%
Synaptics, Inc.*	495,549	11,477

Construction & Engineering 1.97%
Chicago Bridge & Iron Co. NV (Netherlands)(a)	239,100	8,978
Jacobs Engineering Group, Inc.*	794,100	30,644

Total		39,622

Construction Materials 0.64%
Berry Plastics Group, Inc.*	908,300	12,871

Containers & Packaging 2.52%
Rock-Tenn Co. Class A	532,300	38,959
Sealed Air Corp.	723,600	11,737

Total		50,696

Diversified Financial Services 0.59%
CIT Group, Inc.*	321,500	11,966

Electric: Utilities 3.94%
Cleco Corp.	269,300	11,620
Great Plains Energy, Inc.	482,600	10,830
ITC Holdings Corp.	306,000	24,364
NV Energy, Inc.	1,702,500	32,364

Total		79,178

Electrical Equipment 0.55%
EnerSys*	320,521	11,052

Electronic Equipment, Instruments & Components 2.23%
Amphenol Corp. Class A	283,900	17,071
Jabil Circuit, Inc.	1,138,700	19,745

See Notes to Financial Statements.	53

Schedule of Investments (continued)
VALUE OPPORTUNITIES FUND October 31, 2012

Investments	Shares	Fair Value (000)

Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.*	30,935	$905
Trimble Navigation Ltd.*	150,000	7,077

Total		44,798

Energy Equipment & Services 3.08%
GulfMark Offshore, Inc. Class A*	447,096	14,450
Helix Energy Solutions Group, Inc.*	1,088,900	18,827
Helmerich & Payne, Inc.	217,400	10,392
Superior Energy Services, Inc.*	900,100	18,299

Total		61,968

Food & Staples Retailing 0.71%
Harris Teeter Supermarkets, Inc.	381,400	14,283

Food Products 1.71%
Bunge Ltd.	342,900	24,356
Ralcorp Holdings, Inc.*	137,998	9,962

Total		34,318

Health Care Equipment & Supplies 0.34%
Hologic, Inc.*	330,500	6,815

Health Care Providers & Services 4.59%
Community Health Systems, Inc.*	840,307	23,041
DaVita HealthCare Partners, Inc.*	189,506	21,323
Hanger, Inc.*	334,900	8,490
Laboratory Corp. of America Holdings*	192,100	16,277
MEDNAX, Inc.*	335,400	23,136

Total		92,267

Hotels, Restaurants & Leisure 1.97%
Darden Restaurants, Inc.	407,500	21,443
Hyatt Hotels Corp. Class A*	131,977	4,817

Investments	Shares	Fair Value (000)

Red Robin Gourmet Burgers, Inc.*	399,700	$13,350

Total		39,610

Household Durables 2.41%
Jarden Corp.	511,100	25,453
Mohawk Industries, Inc.*	276,398	23,071

Total		48,524

Household Products 0.91%
Spectrum Brands Holdings, Inc.*	401,400	18,260

Information Technology Services 9.22%
Acxiom Corp.*	463,400	8,457
Alliance Data Systems Corp.*	163,700	23,417
Amdocs Ltd.	904,398	29,908
Fiserv, Inc.*	331,959	24,877
FleetCor Technologies, Inc.*	568,275	26,942
Global Payments, Inc.	527,322	22,543
Lender Processing Services, Inc.	1,239,300	29,880
Sapient Corp.*	1,897,327	19,505

Total		185,529

Insurance 6.95%
Alterra Capital Holdings Ltd.	824,119	20,133
Arch Capital Group Ltd.*	994,406	43,903
Brown & Brown, Inc.	688,800	17,599
Hartford Financial Services Group, Inc.	581,800	12,631
PartnerRe Ltd.	246,800	19,991
RenaissanceRe Holdings Ltd.	314,000	25,547

Total		139,804

Life Sciences Tools & Services 2.23%
PerkinElmer, Inc.	1,448,900	44,814

Machinery 0.76%
ESCO Technologies, Inc.	408,800	15,305

54	See Notes to Financial Statements.

Schedule of Investments (continued)
VALUE OPPORTUNITIES FUND October 31, 2012

Investments	Shares	Fair Value (000)

Media 0.93%
Interpublic Group of Cos., Inc. (The)	1,853,643	$18,722

Metals & Mining 3.30%
Allegheny Technologies, Inc.	644,400	16,980
Carpenter Technology Corp.	317,476	15,432
Reliance Steel & Aluminum Co.	623,900	33,903

Total		66,315

Multi-Utilities 1.76%
CMS Energy Corp.	776,600	18,887
Wisconsin Energy Corp.	429,099	16,507

Total		35,394

Oil, Gas & Consumable Fuels 2.22%
EQT Corp.	442,400	26,823
Range Resources Corp.	271,400	17,738

Total		44,561

Pharmaceuticals 2.60%
Watson Pharmaceuticals, Inc.*	609,500	52,386

Real Estate Investment Trusts 3.20%
American Campus
Communities, Inc.	469,101	21,255
Digital Realty Trust, Inc.	153,500	9,430
Home Properties, Inc.	155,700	9,465
Liberty Property Trust	510,900	17,943
Sovran Self Storage, Inc.	110,112	6,364

Total		64,457

Real Estate Management & Development 0.53%
Realogy Holdings Corp.*	300,130	10,667

Road & Rail 2.25%
Genesee & Wyoming, Inc. Class A*	333,600	24,176
Kansas City Southern	133,300	10,725
Werner Enterprises, Inc.	444,200	10,288

Total		45,189

Investments	Shares	Fair Value (000)

Semiconductors & Semiconductor Equipment 1.17%
Lam Research Corp.*	666,000	$23,576

Software 2.39%
Nuance Communications, Inc.*	1,536,585	34,204
Rovi Corp.*	1,022,000	13,828

Total		48,032

Specialty Retail 1.41%
Men’s Wearhouse, Inc. (The)	451,539	14,806
Penske Automotive Group, Inc.	242,000	7,405
Tiffany & Co.	95,700	6,050

Total		28,261

Textiles, Apparel & Luxury Goods 2.29%
Gildan Activewear, Inc. (Canada)(a)	444,800	15,177
PVH Corp.	281,199	30,929

Total		46,106

Trading Companies & Distributors 1.31%
TAL International Group, Inc.	773,996	26,424

Water Utilities 0.94%
Aqua America, Inc.	741,505	18,827

Total Common Stocks (cost $1,709,172,108)		1,982,795

See Notes to Financial Statements.	55

Schedule of Investments (concluded)
VALUE OPPORTUNITIES FUND October 31, 2012

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 1.61%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $32,555,000 of Federal Home Loan Mortgage Corp. at 1.00% due 8/27/2014; value: $32,961,938 proceeds: $32,311,897 (cost $32,311,888)	$32,312	$32,312

Total Investments in
Securities 100.18%
(cost $1,741,483,996)		2,015,107

Liabilities in Excess of Cash and Other Assets (0.18)%		(3,585)

Net Assets 100.00%		$2,011,522

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

56	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities
October 31, 2012

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
ASSETS:
Investments in securities, at cost	$755,950,497	$4,097,753,205	$23,641,402

Investments in securities, at fair value	$861,348,417	$4,641,488,280	$23,781,942
Cash	—	—	22,035
Foreign cash, at value (cost $0, $0, $0, $4,919,579, $17,861,522, $3,521,873 and $0, respectively)	—	—	—
Receivables:
Interest and dividends	—	3,930,857	10,560
Investment securities sold	—	12,330,079	—
Capital shares sold	1,295,179	7,147,174	46,554
From advisor (See Note 3)	—	29	9,594
From affiliates (See Note 3)	134,573	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—
Prepaid expenses and other assets	32,656	144,696	18,459

Total assets	862,810,825	4,665,041,115	23,889,144

LIABILITIES:
Payables:
To bank	293,393	—	—
Investment securities purchased	—	6,901,997	—
Capital shares reacquired	2,671,017	19,595,075	32,631
Management fee	—	2,069,144	11,683
12b-1 distribution fees	377,627	2,086,403	8,944
Fund administration	—	160,677	850
Trustees’ fees	76,080	586,056	—
To affiliates (See Note 3)	—	7,127	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—
Accrued expenses and other liabilities	342,075	1,490,913	49,570

Total liabilities	3,760,192	32,897,392	103,678

NET ASSETS	$859,050,633	$4,632,143,723	$23,785,466

COMPOSITION OF NET ASSETS:
Paid-in capital	$728,260,839	$4,024,044,318	$24,071,192
Undistributed (distributions in excess of) net investment income	(2,098,018)	19,602,384	11,717
Accumulated net realized gain (loss) on investments and foreign currency related transactions	27,489,892	44,761,946	(437,983)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	105,397,920	543,735,075	140,540

Net Assets	$859,050,633	$4,632,143,723	$23,785,466

58	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$677,283,852	$1,603,374,260	$280,977,356	$1,741,483,996

$723,622,275	$1,715,847,151	$297,176,660	$2,015,107,062
1,612,144	4,777,569	260,000	2,416,656

4,924,205	17,898,150	3,510,551	—

1,719,946	4,508,077	855,174	602,434
5,351,352	8,329,804	—	4,157,317
2,028,115	7,095,427	80,794	3,608,636
218,872	456,057	—	—
—	—	—	—

3,300,068	13,768,024	1,097,108	—
24,917	65,400	16,342	39,463

742,801,894	1,772,745,659	302,996,629	2,025,931,568

—	—	—	—
2,622,039	10,578,893	631,373	3,129,347
1,667,276	2,001,305	308,389	8,367,715
474,778	1,077,292	191,988	1,250,741
204,149	297,707	54,031	770,997
25,321	59,139	10,239	69,150
129,577	36,376	52,415	71,841
4,743	72,548	30,221	22,433

3,411,628	9,705,867	670,753	—
389,805	471,998	140,502	726,912

8,929,316	24,301,125	2,089,911	14,409,136

$733,872,578	$1,748,444,534	$300,906,718	$2,011,522,432

$1,023,874,714	$1,783,625,865	$343,668,399	$1,749,896,694

15,478,272	641,610	4,603,947	(3,923,259)

(351,680,439)	(152,358,645)	(63,970,818)	(8,074,069)

46,200,031	116,535,704	16,605,190	273,623,066

$733,872,578	$1,748,444,534	$300,906,718	$2,011,522,432

See Notes to Financial Statements.	59

Statements of Assets and Liabilities (concluded)
October 31, 2012

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Net assets by class:
Class A Shares	$421,927,032	$2,439,465,932	$15,371,864
Class B Shares	$21,776,335	$76,532,987	—
Class C Shares	$223,165,298	$802,052,818	$1,897,914
Class F Shares	$140,859,827	$598,687,718	$3,797,323
Class I Shares	$18,676,946	$394,842,079	$2,696,952
Class P Shares	—	$27,936,859	—
Class R2 Shares	$2,982,424	$22,335,220	$10,163
Class R3 Shares	$29,662,771	$270,290,110	$11,250
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,075,108	186,560,259	1,014,827
Class B Shares	944,936	6,192,295	—
Class C Shares	9,750,239	65,162,401	126,388
Class F Shares	5,687,446	45,942,121	250,130
Class I Shares	747,524	30,016,791	177,467
Class P Shares	—	2,161,935	—
Class R2 Shares	122,481	1,735,460	669
Class R3 Shares	1,215,438	20,883,853	742
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$24.71	$13.08	$15.15
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$26.22	$13.88	$16.07
Class B Shares-Net asset value	$23.05	$12.36	—
Class C Shares-Net asset value	$22.89	$12.31	$15.02
Class F Shares-Net asset value	$24.77	$13.03	$15.18
Class I Shares-Net asset value	$24.99	$13.15	$15.20
Class P Shares-Net asset value	—	$12.92	—
Class R2 Shares-Net asset value	$24.35	$12.87	$15.19
Class R3 Shares-Net asset value	$24.41	$12.94	$15.16

60	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$383,243,640	$618,824,132	$76,138,540	$870,566,970
$20,124,893	—	$6,854,038	$13,315,165
$54,056,368	$74,664,380	$13,952,942	$248,356,966
$151,246,328	$128,360,450	$944,298	$369,321,128
$107,075,800	$893,065,792	$195,784,785	$411,545,807
$282,176	—	$929,200	$918,481
$568,383	$464,480	$90,684	$11,056,423
$17,274,990	$33,065,300	$6,212,231	$86,441,492

33,532,056	79,323,049	5,780,681	54,458,999
1,787,387	—	548,912	868,900
4,794,845	9,636,870	1,124,540	16,208,164
13,308,354	16,431,968	72,119	22,975,305
9,305,514	114,093,222	14,510,198	25,352,448
24,766	—	69,530	57,750
49,823	58,527	6,937	700,202
1,531,849	4,204,704	478,456	5,461,996

$11.43	$7.80	$13.17	$15.99

$12.13	$8.28	$13.97	$16.97
$11.26	—	$12.49	$15.32
$11.27	$7.75	$12.41	$15.32
$11.36	$7.81	$13.09	$16.07
$11.51	$7.83	$13.49	$16.23
$11.39	—	$13.36	$15.90
$11.41	$7.94	$13.07	$15.79
$11.28	$7.86	$12.98	$15.83

See Notes to Financial Statements.	61

Statements of Operations
For the Year Ended October 31, 2012

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $1,189,184, $109, $1,772,279, $5,653,302, $623,589 and $53,965, respectively)	$1,835,422	$83,750,198	$163,976
Interest and other	29	7,437	416

Total investment income	1,835,451	83,757,635	164,392

Expenses:
Management fee	884,208	24,671,124	113,695
12b-1 distribution plan-Class A	1,063,012	8,603,394	46,009
12b-1 distribution plan-Class B	248,196	963,719	—
12b-1 distribution plan-Class C	2,250,347	8,305,190	11,095
12b-1 distribution plan-Class F	149,603	671,211	4,057
12b-1 distribution plan-Class P	—	137,845	—
12b-1 distribution plan-Class R2	20,481	137,468	—
12b-1 distribution plan-Class R3	143,795	1,255,473	26
Shareholder servicing	1,632,129	7,002,461	5,170
Professional	36,919	77,917	41,689
Reports to shareholders	130,058	587,884	15,360
Fund administration	—	1,897,690	8,269
Custody	15,204	82,047	9,644
Trustees’ fees	31,802	169,668	722
Registration	106,662	298,924	34,230
Subsidy (See Note 3)	—	109,080	—
Offering costs	—	—	18,258
Other	21,287	166,895	3,209

Gross expenses	6,733,703	55,137,990	311,433
Expense reductions (See Note 7)	(575)	(3,251)	(14)
Management fee waived and expenses reimbursed (See Note 3)	(884,208)	—	(146,870)
Expenses assumed by Underlying Funds (See Note 3)	(1,973,486)	—	—

Net expenses	3,875,434	55,134,739	164,549

Net investment income (loss)	(2,039,983)	28,622,896	(157)

Net realized and unrealized gain:
Capital gains received from Underlying Funds	23,324,449	—	—
Net realized gain (loss) on investments (net of foreign capital gains tax of $0, $0, $0, $290,933, $475,223, $0 and $0, respectively) and foreign currency related transactions	13,988,321	56,031,069	723,147
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	39,699,323	238,428,823	(698,127)

Net realized and unrealized gain	77,012,093	294,459,892	25,020

Net Increase in Net Assets Resulting From Operations	$74,972,110	$323,082,788	$24,863

62	See Notes to Financial Statements.

International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

$26,380,787	$78,864,543	$8,275,608	$23,523,897
8,126	8,510	1,340	4,112

26,388,913	78,873,053	8,276,948	23,528,009

5,538,876	10,090,610	2,289,977	15,071,953
1,399,575	1,642,021	266,644	3,128,771
234,907	—	79,143	146,668
581,505	464,395	142,346	2,684,710
118,210	76,467	971	421,193
1,574	—	3,832	13,711
3,471	1,273	480	68,575
74,137	131,076	26,268	414,955
1,681,512	1,244,884	349,343	3,204,039
62,043	60,956	59,979	60,455
148,915	147,650	27,132	305,287
295,407	548,270	122,132	835,634
280,333	658,595	157,748	41,833
27,286	47,386	11,112	74,513
110,837	247,420	79,750	205,279
109,795	804,908	444,193	315,099
—	—	—	—
42,341	36,302	20,677	54,082

10,710,724	16,202,213	4,081,727	27,046,757
(450)	(660)	(66)	(1,368)

(2,610,315)	(3,332,119)	—	—

—	—	—	—

8,099,959	12,869,434	4,081,661	27,045,389

18,288,954	66,003,619	4,195,287	(3,517,380)

—	—	—	—

(7,748,252)	(109,644,672)	7,557,973	(6,641,357)

17,454,403	114,844,497	19,362,776	122,363,437

9,706,151	5,199,825	26,920,749	115,722,080

$27,995,105	$71,203,444	$31,116,036	$112,204,700

See Notes to Financial Statements.	63

Statements of Changes in Net Assets

	Alpha Strategy Fund

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income (loss)	$(2,039,983)	$(2,550,297)
Capital gains distributions received from Underlying Funds	23,324,449	405,375
Net realized gain (loss) on investments and foreign currency related transactions	13,988,321	16,326,792
Net change in unrealized appreciation/depreciation on investments	39,699,323	8,433,503

Net increase (decrease) in net assets resulting from operations	74,972,110	22,615,373

Distributions to shareholders from:
Net investment income
Class A	—	—
Class F	—	—
Class I	—	—
Class P	—	—
Class R2	—	—
Class R3	—	—
Net realized gain
Class A	(1,320,901)	—
Class B	(89,833)	—
Class C	(758,348)	—
Class F	(496,799)	—
Class I	(86,333)	—
Class P	—	—
Class R2	(10,876)	—
Class R3	(88,046)	—

Total distributions to shareholders	(2,851,136)	—

Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	160,376,566	339,786,770
Net proceeds from reorganizations (See Note 13)	—	—
Reinvestment of distributions	2,290,398	—
Cost of shares reacquired	(257,960,933)	(298,546,378)

Net increase (decrease) in net assets resulting from capital share transactions	(95,293,969)	41,240,392

Net increase (decrease) in net assets	(23,172,995)	63,855,765

NET ASSETS:
Beginning of year	$882,223,628	$818,367,863

End of year	$859,050,633	$882,223,628

Undistributed (distributions in excess of) net investment income	$(2,098,018)	$(58,035)

64	See Notes to Financial Statements.

Fundamental Equity Fund		Growth Leaders Fund

For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Period Ended October 31, 2011*

$28,622,896	$2,410,156	$(157)	$(4,010)
—	—	—	—

56,031,069	225,744,959	723,147	(1,080,958)
238,428,823	(136,463,491)	(698,127)	838,667

323,082,788	91,691,624	24,863	(246,301)

(4,346,345)	(5,446,274)	—	—
(2,767,175)	(1,986,437)	(4,091)	—
(1,297,980)	(1,037,377)	(1,877)	—
(15,617)	(61,422)	—	—
(9,753)	(15,396)	—	—
(295,096)	(184,856)	—	—

(50,846,537)	—	—	—
(2,537,677)	—	—	—
(18,296,808)	—	—	—
(13,809,878)	—	—	—
(5,334,579)	—	—	—
(658,136)	—	—	—
(438,898)	—	—	—
(4,123,564)	—	—	—

(104,778,043)	(8,731,762)	(5,968)	—

1,267,974,937	2,373,450,067	20,271,860	21,794,501
39,288,499	—	—	—
89,512,509	7,768,549	262	—
(1,414,939,992)	(1,182,901,281)	(12,527,193)	(5,526,558)

(18,164,047)	1,198,317,335	7,744,929	16,267,943

200,140,698	1,281,277,197	7,763,824	16,021,642

$4,432,003,025	$3,150,725,828	$16,021,642	$—

$4,632,143,723	$4,432,003,025	$23,785,466	$16,021,642

$19,602,384	$240,045	$11,717	$4,051

*	For the period June 24, 2011 (commencement of operations) to October 31, 2011.

See Notes to Financial Statements.	65

Statements of Changes in Net Assets (continued)

	International Core Equity Fund

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$18,288,954	$17,118,913
Net realized gain (loss) on investments and foreign currency related transactions	(7,748,252)	48,354,554
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	17,454,403	(121,294,924)

Net increase (decrease) in net assets resulting from operations	27,995,105	(55,821,457)

Distributions to shareholders from:
Net investment income
Class A	(8,371,658)	(5,752,133)
Class B	(316,771)	(156,229)
Class C	(830,063)	(373,209)
Class F	(2,022,225)	(520,403)
Class I	(4,638,582)	(4,388,679)
Class P	(6,017)	(18,601)
Class R2	(12,015)	(6,379)
Class R3	(249,020)	(124,689)

Total distributions to shareholders	(16,446,351)	(11,340,322)

Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	205,500,578	228,058,700
Reinvestment of distributions	15,573,757	10,835,934
Cost of shares reacquired	(352,301,226)	(302,597,602)

Net increase (decrease) in net assets resulting from capital share transactions	(131,226,891)	(63,702,968)

Net increase (decrease) in net assets	(119,678,137)	(130,864,747)

NET ASSETS:
Beginning of year	$853,550,715	$984,415,462

End of year	$733,872,578	$853,550,715

Undistributed net investment income	$15,478,272	$12,933,976

66	See Notes to Financial Statements.

International Dividend Income Fund		International Opportunities Fund

For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

$66,003,619	$29,860,805	$4,195,287	$3,827,143

(109,644,672)	(8,159,195)	7,557,973	44,777,133

114,844,497	(51,744,570)	19,362,776	(72,731,225)

71,203,444	(30,042,960)	31,116,036	(24,126,949)

(22,602,992)	(10,420,529)	(555,543)	(390,888)
—	—	—	—
(2,102,331)	(723,292)	(10,632)	—
(4,103,730)	(1,074,651)	(10,276)	(8,779)
(37,908,179)	(17,419,521)	(2,327,143)	(1,691,088)
—	—	(4,835)	(2,941)
(10,747)	(434)	(384)	(139)
(1,138,500)	(9,576)	(35,689)	(14,604)

(67,866,479)	(29,648,003)	(2,944,502)	(2,108,439)

1,047,552,615	564,714,201	19,978,248	73,495,448
59,256,416	27,261,523	2,867,207	2,089,619
(250,121,696)	(98,249,560)	(79,691,628)	(89,288,286)

856,687,335	493,726,164	(56,846,173)	(13,703,219)

860,024,300	434,035,201	(28,674,639)	(39,938,607)

$888,420,234	$454,385,033	$329,581,357	$369,519,964

$1,748,444,534	$888,420,234	$300,906,718	$329,581,357

$641,610	$1,821,542	$4,603,947	$2,333,006

See Notes to Financial Statements.	67

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund

INCREASE IN NET ASSETS	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(3,517,380)	$(5,090,334)
Net realized gain (loss) on investments and foreign currency related transactions	(6,641,357)	6,361,369
Net change in unrealized appreciation/depreciation on investments	122,363,437	(3,667,311)

Net increase (decrease) in net assets resulting from operations	112,204,700	(2,396,276)

Distributions to shareholders from:
Net realized gain
Class A	(3,286,340)	(3,052,445)
Class B	(59,750)	(100,233)
Class C	(1,016,764)	(811,906)
Class F	(1,427,757)	(958,671)
Class I	(1,077,354)	(955,523)
Class P	(11,405)	(22,412)
Class R2	(35,968)	(14,042)
Class R3	(245,680)	(112,302)

Total distributions to shareholders	(7,161,018)	(6,027,534)

Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	775,084,950	1,396,347,849
Reinvestment of distributions	6,175,022	5,241,207
Cost of shares reacquired	(790,564,647)	(612,346,535)

Net increase (decrease) in net assets resulting from capital share transactions	(9,304,675)	789,242,521

Net increase in net assets	95,739,007	780,818,711

NET ASSETS:
Beginning of year	$1,915,783,425	$1,134,964,714

End of year	$2,011,522,432	$1,915,783,425

Undistributed (distributions in excess of) net investment income	$(3,923,259)	$296,695

68	See Notes to Financial Statements.

Financial Highlights
ALPHA STRATEGY FUND

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.72	$21.93	$17.24	$15.58	$29.08

Investment operations:
Net investment income (loss)(a)	(.01)	(.02)	(.03)	.01	(.02)
Net realized and unrealized gain (loss)	2.07	.81	4.74	2.81	(11.23)

Total from investment operations	2.06	.79	4.71	2.82	(11.25)

Distributions to shareholders from:
Net investment income	—	—	(.02)	(.03)	(.76)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	(.02)	(1.16)	(2.25)

Net asset value, end of year	$24.71	$22.72	$21.93	$17.24	$15.58

Total Return(b)	9.12%	3.60%	27.36%	20.57%	(41.64)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.25%	.28%	.35%	.35%	.35%

Expenses, including expense reductions, expenses assumed and management fee waived	.25%	.28%	.35%	.35%	.35%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.57%	.60%	.70%	.87%	.76%

Net investment income (loss)	(.05)%	(.10)%	(.16)%	.09%	(.09)%

Supplemental Data:

Net assets, end of year (000)	$421,927	$432,698	$404,804	$296,989	$257,398
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	69

Financial Highlights (continued)
ALPHA STRATEGY FUND

	Class B Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.36	$20.76	$16.41	$14.94	$27.98

Investment operations:
Net investment loss(a)	(.17)	(.18)	(.15)	(.08)	(.15)
Net realized and unrealized gain (loss)	1.93	.78	4.50	2.68	(10.81)

Total from investment operations	1.76	.60	4.35	2.60	(10.96)

Distributions to shareholders from:
Net investment income	—	—	—	—	(.59)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	—	(1.13)	(2.08)

Net asset value, end of year	$23.05	$21.36	$20.76	$16.41	$14.94

Total Return(b)	8.29%	2.89%	26.51%	19.86%	(42.04)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.32%	1.32%	1.35%	1.52%	1.42%

Net investment loss	(.78)%	(.79)%	(.79)%	(.55)%	(.70)%

Supplemental Data:

Net assets, end of year (000)	$21,776	$26,877	$33,394	$31,294	$31,193
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

70	See Notes to Financial Statements.

Financial Highlights (continued)
ALPHA STRATEGY FUND

	Class C Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.21	$20.61	$16.29	$14.85	$27.87

Investment operations:
Net investment loss(a)	(.18)	(.18)	(.15)	(.08)	(.16)
Net realized and unrealized gain (loss)	1.93	.78	4.47	2.65	(10.73)

Total from investment operations	1.75	.60	4.32	2.57	(10.89)

Distributions to shareholders from:
Net investment income	—	—	—	—	(.64)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	—	(1.13)	(2.13)

Net asset value, end of year	$22.89	$21.21	$20.61	$16.29	$14.85

Total Return(b)	8.30%	2.91%	26.52%	19.78%	(42.02)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.99%	.99%	1.00%	1.00%	1.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.99%	.99%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	1.31%	1.31%	1.35%	1.52%	1.41%

Net investment loss	(.79)%	(.80)%	(.81)%	(.59)%	(.74)%

Supplemental Data:

Net assets, end of year (000)	$223,165	$223,295	$208,051	$150,633	$122,504
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	71

Financial Highlights (continued)
ALPHA STRATEGY FUND

	Class F Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.74	$21.91	$17.22	$15.58	$29.09

Investment operations:
Net investment income (loss)(a)	.03	.02	— (b)	.01	(.02)
Net realized and unrealized gain (loss)	2.07	.81	4.76	2.85	(11.17)

Total from investment operations	2.10	.83	4.76	2.86	(11.19)

Distributions to shareholders from:
Net investment income	—	—	(.07)	(.09)	(.83)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	(.07)	(1.22)	(2.32)

Net asset value, end of year	$24.77	$22.74	$21.91	$17.22	$15.58

Total Return(c)	9.28%	3.79%	27.67%	20.95%	(41.50)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%

Expenses, including expense reductions, expenses assumed and management fee waived	.10%	.10%	.10%	.10%	.10%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.42%	.42%	.44%	.60%	.55%

Net investment income (loss)	.12%	.08%	(.01)%	.05%	(.11)%

Supplemental Data:

Net assets, end of year (000)	$140,860	$142,150	$120,316	$29,762	$6,845
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

72	See Notes to Financial Statements.

Financial Highlights (continued)
ALPHA STRATEGY FUND

	Class I Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.92	$22.06	$17.33	$15.67	$29.23

Investment operations:
Net investment income(a)	.06	.05	.04	.06	.01
Net realized and unrealized gain (loss)	2.08	.81	4.77	2.83	(11.24)

Total from investment operations	2.14	.86	4.81	2.89	(11.23)

Distributions to shareholders from:
Net investment income	—	—	(.08)	(.10)	(.84)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	(.08)	(1.23)	(2.33)

Net asset value, end of year	$24.99	$22.92	$22.06	$17.33	$15.67

Total Return(b)	9.39%	3.90%	27.80%	21.06%	(41.45)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, including expense reductions, expenses assumed and management fee waived	.00%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.32%	.32%	.35%	.52%	.41%

Net investment income	.24%	.20%	.18%	.39%	.06%

Supplemental Data:

Net assets, end of year (000)	$18,677	$26,906	$25,426	$11,785	$8,293
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	73

Financial Highlights (continued)
ALPHA STRATEGY FUND

	Class R2 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.47	$21.76	$17.13	$15.51	$29.08

Investment operations:
Net investment loss(a)	(.09)	(.09)	(.09)	(.05)	(.12)
Net realized and unrealized gain (loss)	2.04	.80	4.72	2.83	(11.16)

Total from investment operations	1.95	.71	4.63	2.78	(11.28)

Distributions to shareholders from:
Net investment income	—	—	—	(.03)	(.80)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	—	(1.16)	(2.29)

Net asset value, end of year	$24.35	$22.47	$21.76	$17.13	$15.51

Total Return(b)	8.73%	3.26%	27.03%	20.37%	(41.82)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.60%

Expenses, including expense reductions, expenses assumed and management fee waived	.60%	.60%	.60%	.60%	.59%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.92%	.92%	.94%	1.11%	1.02%

Net investment loss	(.39)%	(.39)%	(.44)%	(.32)%	(.59)%

Supplemental Data:

Net assets, end of year (000)	$2,982	$3,373	$3,437	$1,433	$564
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

74	See Notes to Financial Statements.

Financial Highlights (concluded)
ALPHA STRATEGY FUND

	Class R3 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.50	$21.76	$17.12	$15.53	$29.08

Investment operations:
Net investment loss(a)	(.07)	(.07)	(.08)	(.02)	(.10)
Net realized and unrealized gain (loss)	2.05	.81	4.73	2.79	(11.15)

Total from investment operations	1.98	.74	4.65	2.77	(11.25)

Distributions to shareholders from:
Net investment income	—	—	(.01)	(.05)	(.81)
Net realized gain	(.07)	—	—	(1.13)	(1.49)

Total distributions	(.07)	—	(.01)	(1.18)	(2.30)

Net asset value, end of year	$24.41	$22.50	$21.76	$17.12	$15.53

Total Return(b)	8.85%	3.40%	27.18%	20.39%	(41.72)%
Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.50%

Expenses, including expense reductions, expenses assumed and management fee waived	.50%	.50%	.50%	.50%	.49%

Expenses, excluding expense reductions, expenses assumed and management fee waived	.82%	.82%	.84%	1.01%	.95%

Net investment loss	(.30)%	(.31)%	(.39)%	(.15)%	(.51)%

Supplemental Data:

Net assets, end of year (000)	$29,663	$26,924	$22,941	$6,979	$3,949
Portfolio turnover rate	3.84%	6.78%	1.16%	7.18%	7.64%

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	75

Financial Highlights
FUNDAMENTAL EQUITY FUND

	Class A Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.51		$11.89	$9.99	$8.85	$13.69

Investment operations:
Net investment income(a)	.09		.02	.04	.03	.07
Net realized and unrealized gain (loss)	.77		.64	1.86	1.17	(3.89)

Total from investment operations	.86		.66	1.90	1.20	(3.82)

Distributions to shareholders from:
Net investment income	(.02)		(.04)	— (b)	(.06)	(.08)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.29)		(.04)	— (b)	(.06)	(1.02)

Net asset value, end of year	$13.08		$12.51	$11.89	$9.99	$8.85

Total Return(c)	7.17%		5.53%	19.06%	13.84%	(29.89)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.09%		1.09%	1.12%	1.19%	1.12%

Expenses, excluding expense reductions	1.09%		1.09%	1.12%	1.19%	1.12%

Net investment income	.68%		.16%	.38%	.28%	.58%

Supplemental Data:

Net assets, end of year (000)	$2,439,466		$2,379,453	$1,850,569	$1,656,209	$1,512,312
Portfolio turnover rate	83.80	%(d)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

76	See Notes to Financial Statements.

Financial Highlights (continued)
FUNDAMENTAL EQUITY FUND

	Class B Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.89		$11.35	$9.58	$8.48	$13.16

Investment operations:
Net investment income (loss)(a)	.01		(.06)	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss)	.73		.60	1.80	1.13	(3.73)

Total from investment operations	.74		.54	1.77	1.10	(3.74)

Distributions to shareholders from:
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.27)		—	—	—	(.94)

Net asset value, end of year	$12.36		$11.89	$11.35	$9.58	$8.48

Total Return(b)	6.47%		4.76%	18.48%	12.97%	(30.35)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.74%		1.73%	1.77%	1.84%	1.77%

Expenses, excluding expense reductions	1.74%		1.73%	1.77%	1.84%	1.77%

Net investment income (loss)	.04%		(.49)%	(.29)%	(.35)%	(.07)%

Supplemental Data:

Net assets, end of year (000)	$76,533		$114,980	$149,531	$161,233	$169,131
Portfolio turnover rate	83.80	%(c)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	77

Financial Highlights (continued)
FUNDAMENTAL EQUITY FUND

	Class C Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.85		$11.30	$9.55	$8.45	$13.11

Investment operations:
Net investment income (loss)(a)	—	(b)	(.06)	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss)	.73		.61	1.78	1.13	(3.71)

Total from investment operations	.73		.55	1.75	1.10	(3.72)

Distributions to shareholders from:
Net investment income	—		—	—	—	— (b)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.27)		—	—	—	(.94)

Net asset value, end of year	$12.31		$11.85	$11.30	$9.55	$8.45

Total Return(c)	6.41%		4.87%	18.32%	13.02%	(30.31)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.74%		1.73%	1.77%	1.84%	1.77%

Expenses, excluding expense reductions	1.74%		1.73%	1.77%	1.84%	1.77%

Net investment income (loss)	.03%		(.49)%	(.26)%	(.37)%	(.07)%

Supplemental Data:

Net assets, end of year (000)	$802,053		$817,590	$603,639	$485,484	$419,157
Portfolio turnover rate	83.80	%(d)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

78	See Notes to Financial Statements.

Financial Highlights (continued)
FUNDAMENTAL EQUITY FUND

	Class F Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.47		$11.86	$9.96	$8.85	$13.70

Investment operations:
Net investment income(a)	.12		.05	.09	.03	.08
Net realized and unrealized gain (loss)	.76		.63	1.84	1.18	(3.87)

Total from investment operations	.88		.68	1.93	1.21	(3.79)

Distributions to shareholders from:
Net investment income	(.05)		(.07)	(.03)	(.10)	(.12)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.32)		(.07)	(.03)	(.10)	(1.06)

Net asset value, end of year	$13.03		$12.47	$11.86	$9.96	$8.85

Total Return(b)	7.40%		5.75%	19.42%	14.03%	(29.70)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.84%		.84%	.86%	.93%	.87%

Expenses, excluding expense reductions	.84%		.84%	.86%	.93%	.88%

Net investment income	.93%		.41%	.77%	.29%	.77%

Supplemental Data:

Net assets, end of year (000)	$598,688		$642,636	$282,018	$73,742	$8,995
Portfolio turnover rate	83.80	%(c)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	79

Financial Highlights (continued)
FUNDAMENTAL EQUITY FUND

	Class I Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.59		$11.96	$10.04	$8.92	$13.79

Investment operations:
Net investment income(a)	.13		.07	.08	.05	.11
Net realized and unrealized gain (loss)	.76		.64	1.88	1.17	(3.92)

Total from investment operations	.89		.71	1.96	1.22	(3.81)

Distributions to shareholders from:
Net investment income	(.06)		(.08)	(.04)	(.10)	(.12)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.33)		(.08)	(.04)	(.10)	(1.06)

Net asset value, end of year	$13.15		$12.59	$11.96	$10.04	$8.92

Total Return(b)	7.43%		5.94%	19.54%	14.11%	(29.62)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.74%		.74%	.77%	.84%	.77%

Expenses, excluding expense reductions	.74%		.74%	.77%	.84%	.77%

Net investment income	1.00%		.52%	.75%	.58%	.92%

Supplemental Data:

Net assets, end of year (000)	$394,842		$245,329	$162,114	$98,570	$54,483
Portfolio turnover rate	83.80	%(c)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

80	See Notes to Financial Statements.

Financial Highlights (continued)
FUNDAMENTAL EQUITY FUND

	Class P Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.36		$11.75	$9.87	$8.75	$13.55

Investment operations:
Net investment income(a)	.07		.01	.03	.01	.06
Net realized and unrealized gain (loss)	.77		.62	1.85	1.16	(3.85)

Total from investment operations	.84		.63	1.88	1.17	(3.79)

Distributions to shareholders from:
Net investment income	(.01)		(.02)	—	(.05)	(.07)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.28)		(.02)	—	(.05)	(1.01)

Net asset value, end of year	$12.92		$12.36	$11.75	$9.87	$8.75

Total Return(b)	7.03%		5.40%	19.05%	13.59%	(29.98)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.19%		1.19%	1.22%	1.29%	1.22%

Expenses, excluding expense reductions	1.19%		1.19%	1.22%	1.29%	1.22%

Net investment income	.58%		.05%	.28%	.17%	.49%

Supplemental Data:

Net assets, end of year (000)	$27,937		$31,223	$30,598	$29,361	$24,711
Portfolio turnover rate	83.80	%(c)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	81

Financial Highlights (continued)
FUNDAMENTAL EQUITY FUND

	Class R2 Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.33		$11.75	$9.89	$8.82	$13.69

Investment operations:
Net investment income (loss)(a)	.05		(.01)	.04	(.01)	.05
Net realized and unrealized gain (loss)	.77		.63	1.82	1.17	(3.88)

Total from investment operations	.82		.62	1.86	1.16	(3.83)

Distributions to shareholders from:
Net investment income	(.01)		(.04)	— (b)	(.09)	(.10)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.28)		(.04)	— (b)	(.09)	(1.04)

Net asset value, end of year	$12.87		$12.33	$11.75	$9.89	$8.82

Total Return(c)	6.87%		5.27%	18.81%	13.44%	(29.98)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.34%		1.34%	1.36%	1.42%	1.30%

Expenses, excluding expense reductions	1.34%		1.34%	1.36%	1.42%	1.31%

Net investment income (loss)	.43%		(.11)%	.36%	(.14)%	.47%

Supplemental Data:

Net assets, end of year (000)	$22,335		$19,997	$4,444	$1,187	$319
Portfolio turnover rate	83.80	%(d)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

82	See Notes to Financial Statements.

Financial Highlights (concluded)
FUNDAMENTAL EQUITY FUND

	Class R3 Shares

	Year Ended 10/31

	2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.40		$11.80	$9.92	$8.82	$13.69

Investment operations:
Net investment income(a)	.06		— (b)	.03	— (b)	.04
Net realized and unrealized gain (loss)	.77		.63	1.85	1.17	(3.86)

Total from investment operations	.83		.63	1.88	1.17	(3.82)

Distributions to shareholders from:
Net investment income	(.02)		(.03)	— (b)	(.07)	(.11)
Net realized gain	(.27)		—	—	—	(.94)

Total distributions	(.29)		(.03)	— (b)	(.07)	(1.05)

Net asset value, end of year	$12.94		$12.40	$11.80	$9.92	$8.82

Total Return(c)	6.95%		5.36%	18.96%	13.55%	(29.96)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.24%		1.24%	1.26%	1.33%	1.26%

Expenses, excluding expense reductions	1.24%		1.24%	1.26%	1.33%	1.26%

Net investment income	.51%		.01%	.30%	.05%	.37%

Supplemental Data:

Net assets, end of year (000)	$270,290		$180,795	$67,814	$28,510	$14,303
Portfolio turnover rate	83.80	%(d)	55.07%	80.98%	88.13%	85.13%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Large Cap Value Fund on June 15, 2012.

See Notes to Financial Statements.	83

Financial Highlights
GROWTH LEADERS FUND

	Class A Shares

	Year Ended 10/31/2012	6/24/2011(a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.50	$15.00

Investment operations:
Net investment loss(b)	(.01)	(.01)
Net realized and unrealized gain (loss)	.66	(.49)

Total from investment operations	.65	(.50)

Net asset value, end of period	$15.15	$14.50

Total Return(c)	4.48%	(3.33	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.84	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.84	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.55%	3.04	%(e)

Net investment loss	(.06)%	(.23	)%(e)

Supplemental Data:

Net assets, end of period (000)	$15,372	$7,882
Portfolio turnover rate	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

84	See Notes to Financial Statements.

Financial Highlights (continued)
GROWTH LEADERS FUND

	Class C Shares

	Year Ended 10/31/2012	6/24/2011(a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.47	$15.00

Investment operations:
Net investment loss(b)	(.11)	(.05)
Net realized and unrealized gain (loss)	.66	(.48)

Total from investment operations	.55	(.53)

Net asset value, end of period	$15.02	$14.47

Total Return(c)	3.80%	(3.53	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.49%	1.47	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.49%	1.47	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.15%	2.78	%(e)

Net investment income loss	(.70)%	(.91	)%(e)

Supplemental Data:

Net assets, end of period (000)	$1,898	$175
Portfolio turnover rate	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	85

Financial Highlights (continued)
GROWTH LEADERS FUND

	Class F Shares

	Year Ended 10/31/2012	6/24/2011(a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$15.00

Investment operations:
Net investment income(b)	.03	—	(c)
Net realized and unrealized gain (loss)	.65	(.49)

Total from investment operations	.68	(.49)

Distributions to shareholders from:
Net investment income	(.01)	—

Net asset value, end of period	$15.18	$14.51

Total Return(d)	4.69%	(3.27	)%(e)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.60%	.59	%(f)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.60%	.59	%(f)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.33%	1.95	%(f)

Net investment income	.21%	.08	%(f)

Supplemental Data:

Net assets, end of period (000)	$3,797	$5,993
Portfolio turnover rate	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.

86	See Notes to Financial Statements.

Financial Highlights (continued)
GROWTH LEADERS FUND

	Class I Shares

	Year Ended 10/31/2012	6/24/2011(a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$15.00

Investment operations:
Net investment income(b)	.04	.01
Net realized and unrealized gain (loss)	.67	(.50)

Total from investment operations	.71	(.49)

Distributions to shareholders from:
Net investment income	(.02)	—

Net asset value, end of period	$15.20	$14.51

Total Return(c)	4.87%	(3.27	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.50%	.49	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.50%	.49	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.22%	2.20	%(e)

Net investment income	.29%	.17	%(e)

Supplemental Data:

Net assets, end of period (000)	$2,697	$1,952
Portfolio turnover rate	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	87

Financial Highlights (continued)
GROWTH LEADERS FUND

	Class R2 Shares

	Year Ended 10/31/2012	6/24/2011(a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.49	$15.00

Investment operations:
Net investment income (loss)(b)	.05	(.03)
Net realized and unrealized gain (loss)	.65	(.48)

Total from investment operations	.70	(.51)

Net asset value, end of period	$15.19	$14.49

Total Return(c)	4.83%	(3.40	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.48%	1.06	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.48%	1.06	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.22%	5.05	%(e)

Net investment income (loss)	.31%	(.49	)%(e)

Supplemental Data:

Net assets, end of period (000)	$10	$10
Portfolio turnover rate	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

88	See Notes to Financial Statements.

Financial Highlights (concluded)
GROWTH LEADERS FUND

	Class R3 Shares

	Year Ended 10/31/2012	6/24/2011(a) to 10/31/2011
Per Share Operating Performance
Net asset value, beginning of period	$14.49	$15.00

Investment operations:
Net investment income (loss)(b)	.01	(.02)
Net realized and unrealized gain (loss)	.66	(.49)

Total from investment operations	.67	(.51)

Net asset value, end of period	$15.16	$14.49

Total Return(c)	4.62%	(3.40	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.72%	.97	%(e)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.72%	.97	%(e)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.42%	4.96	%(e)

Net investment income (loss)	.08%	(.40	)%(e)

Supplemental Data:

Net assets, end of period (000)	$11	$10
Portfolio turnover rate	683.50%	208.96%

(a)	Commencement of operations was 6/24/2011, SEC effective date was 6/15/2011 and date shares first became available to the public was 7/1/2011.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	89

Financial Highlights
INTERNATIONAL CORE EQUITY FUND

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.25	$12.12	$11.20	$8.68	$18.34

Investment operations:
Net investment income(a)	.28	.20	.12	.08	.23
Net realized and unrealized gain (loss)	.12	(.94)	.88	2.66	(8.23)

Total from investment operations	.40	(.74)	1.00	2.74	(8.00)

Distributions to shareholders from:
Net investment income	(.22)	(.13)	(.08)	(.22)	(.13)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.22)	(.13)	(.08)	(.22)	(1.66)

Net asset value, end of year	$11.43	$11.25	$12.12	$11.20	$8.68

Total Return(b)	3.81%	(6.16)%	8.95%	32.32%	(47.48)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.12%	1.18%	1.55%	1.43%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.12%	1.18%	1.55%	1.42%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.47%	1.42%	1.44%	1.55%	1.43%

Net investment income	2.53%	1.64%	1.05%	.92%	1.68%

Supplemental Data:

Net assets, end of year (000)	$383,244	$439,938	$542,452	$574,731	$527,567
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

90	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL CORE EQUITY FUND

	Class B Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.06	$11.91	$11.02	$8.50	$18.00

Investment operations:
Net investment income(a)	.21	.12	.04	.02	.14
Net realized and unrealized gain (loss)	.12	(.92)	.87	2.62	(8.07)

Total from investment operations	.33	(.80)	.91	2.64	(7.93)

Distributions to shareholders from:
Net investment income	(.13)	(.05)	(.02)	(.12)	(.04)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.13)	(.05)	(.02)	(.12)	(1.57)

Net asset value, end of year	$11.26	$11.06	$11.91	$11.02	$8.50

Total Return(b)	3.13%	(6.75)%	8.23%	31.46%	(47.80)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.77%	1.77%	1.84%	2.20%	2.08%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.77%	1.77%	1.84%	2.20%	2.08%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.12%	2.06%	2.09%	2.20%	2.08%

Net investment income	1.91%	.96%	.40%	.27%	1.02%

Supplemental Data:

Net assets, end of year (000)	$20,125	$27,896	$39,255	$43,492	$39,604
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	91

Financial Highlights (continued)
INTERNATIONAL CORE EQUITY FUND

	Class C Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.08	$11.93	$11.04	$8.50	$18.00

Investment operations:
Net investment income(a)	.21	.12	.04	.03	.14
Net realized and unrealized gain (loss)	.12	(.92)	.87	2.62	(8.07)

Total from investment operations	.33	(.80)	.91	2.65	(7.93)

Distributions to shareholders from:
Net investment income	(.14)	(.05)	(.02)	(.11)	(.04)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.14)	(.05)	(.02)	(.11)	(1.57)

Net asset value, end of year	$11.27	$11.08	$11.93	$11.04	$8.50

Total Return(b)	3.11%	(6.73)%	8.21%	31.52%	(47.82)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.75%	1.74%	1.84%	2.20%	2.08%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.75%	1.74%	1.84%	2.20%	2.08%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.10%	2.03%	2.09%	2.20%	2.08%

Net investment income	1.91%	1.01%	.38%	.28%	1.01%

Supplemental Data:

Net assets, end of year (000)	$54,056	$68,316	$91,550	$105,557	$95,496
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

92	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL CORE EQUITY FUND

	Class F Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.20	$12.08	$11.16	$8.68	$18.34

Investment operations:
Net investment income(a)	.30	.24	.16	.16	.24
Net realized and unrealized gain (loss)	.12	(.95)	.86	2.59	(8.19)

Total from investment operations	.42	(.71)	1.02	2.75	(7.95)

Distributions to shareholders from:
Net investment income	(.26)	(.17)	(.10)	(.27)	(.18)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.26)	(.17)	(.10)	(.27)	(1.71)

Net asset value, end of year	$11.36	$11.20	$12.08	$11.16	$8.68

Total Return(b)	4.02%	(5.98)%	9.25%	32.76%	(47.37)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.90%	1.27%	1.26%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.90%	1.27%	1.25%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.22%	1.18%	1.18%	1.27%	1.26%

Net investment income	2.71%	1.98%	1.45%	1.73%	2.02%

Supplemental Data:

Net assets, end of year (000)	$151,246	$80,747	$31,153	$9,009	$1,869
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	93

Financial Highlights (continued)
INTERNATIONAL CORE EQUITY FUND

	Class I Shares
	Year Ended 10/31
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.34	$12.21	$11.28	$8.77	$18.49

Investment operations:
Net investment income(a)	.27	.25	.15	.13	.29
Net realized and unrealized gain (loss)	.17	(.95)	.89	2.65	(8.30)

Total from investment operations	.44	(.70)	1.04	2.78	(8.01)

Distributions to shareholders from:
Net investment income	(.27)	(.17)	(.11)	(.27)	(.18)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.27)	(.17)	(.11)	(.27)	(1.71)

Net asset value, end of year	$11.51	$11.34	$12.21	$11.28	$8.77

Total Return(b)	4.15%	(5.78)%	9.31%	32.86%	(47.30)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.77%	.82%	1.19%	1.07%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.82%	1.19%	1.07%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.12%	1.07%	1.08%	1.19%	1.07%

Net investment income	2.48%	2.06%	1.34%	1.34%	2.05%

Supplemental Data:

Net assets, end of year (000)	$107,076	$222,808	$267,253	$167,574	$113,975
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

94	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL CORE EQUITY FUND

	Class P Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.17	$12.04	$11.13	$8.63	$18.30

Investment operations:
Net investment income(a)	.27	.10	.10	.07	.23
Net realized and unrealized gain (loss)	.12	(.84)	.88	2.64	(8.19)

Total from investment operations	.39	(.74)	.98	2.71	(7.96)

Distributions to shareholders from:
Net investment income	(.17)	(.13)	(.07)	(.21)	(.18)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.17)	(.13)	(.07)	(.21)	(1.71)

Net asset value, end of year	$11.39	$11.17	$12.04	$11.13	$8.63

Total Return(b)	3.63%	(6.23)%	8.84%	32.29%	(47.56)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.22%	1.22%	1.29%	1.64%	1.52%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.22%	1.22%	1.29%	1.64%	1.52%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.58%	1.51%	1.54%	1.64%	1.52%

Net investment income	2.45%	.83%	.92%	.78%	1.68%

Supplemental Data:

Net assets, end of year (000)	$282	$470	$1,765	$1,825	$1,135
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	95

Financial Highlights (continued)
INTERNATIONAL CORE EQUITY FUND

	Class R2 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.24	$12.14	$11.20	$8.69	$18.33

Investment operations:
Net investment income(a)	.23	.18	.08	.12	.27
Net realized and unrealized gain (loss)	.14	(.95)	.91	2.65	(8.21)

Total from investment operations	.37	(.77)	.99	2.77	(7.94)

Distributions to shareholders from:
Net investment income	(.20)	(.13)	(.05)	(.26)	(.17)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.20)	(.13)	(.05)	(.26)	(1.70)

Net asset value, end of year	$11.41	$11.24	$12.14	$11.20	$8.69

Total Return(b)	3.51%	(6.38)%	8.86%	32.77%	(47.24)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.37%	1.37%	1.35%	1.16%	1.17%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.37%	1.37%	1.35%	1.16%	1.16%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.72%	1.67%	1.64%	1.16%	1.17%

Net investment income	2.13%	1.46%	.73%	1.33%	1.92%

Supplemental Data:

Net assets, end of year (000)	$568	$651	$570	$7	$5
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

96	See Notes to Financial Statements.

Financial Highlights (concluded)
INTERNATIONAL CORE EQUITY FUND

	Class R3 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.11	$12.00	$11.10	$8.65	$18.33

Investment operations:
Net investment income(a)	.26	.19	.11	.06	.22
Net realized and unrealized gain (loss)	.12	(.94)	.87	2.64	(8.20)

Total from investment operations	.38	(.75)	.98	2.70	(7.98)

Distributions to shareholders from:
Net investment income	(.21)	(.14)	(.08)	(.25)	(.17)
Net realized gain	—	—	—	—	(1.53)

Total distributions	(.21)	(.14)	(.08)	(.25)	(1.70)

Net asset value, end of year	$11.28	$11.11	$12.00	$11.10	$8.65

Total Return(b)	3.68%	(6.35)%	8.89%	32.23%	(47.55)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.26%	1.26%	1.28%	1.68%	1.62%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.26%	1.26%	1.28%	1.68%	1.62%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.61%	1.57%	1.57%	1.68%	1.62%

Net investment income	2.36%	1.54%	1.02%	.65%	1.79%

Supplemental Data:

Net assets, end of year (000)	$17,275	$12,725	$10,418	$1,439	$523
Portfolio turnover rate	81.50%	83.78%	98.73%	132.22%	125.37%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	97

Financial Highlights
INTERNATIONAL DIVIDEND INCOME FUND

	Class A Shares

	Year Ended 10/31				6/23/2008(a) to 10/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.88	$8.64	$8.22	$6.29	$10.00

Investment operations:
Net investment income(b)	.35	.42	.34	.28	.16
Net realized and unrealized gain (loss)	(.08)	(.78)	.42	1.90	(3.74)

Total from investment operations	.27	(.36)	.76	2.18	(3.58)

Distributions to shareholders from:
Net investment income	(.35)	(.40)	(.34)	(.25)	(.13)

Net asset value, end of period	$7.80	$7.88	$8.64	$8.22	$6.29

Total Return(c)	3.60%	(4.42)%	9.58%	35.88%	(36.10	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.12%	1.12%	1.14%	1.35%	.48	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.12%	1.14%	1.35%	.48	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.36%	1.43%	1.46%	1.63%	.68	%(d)

Net investment income	4.59%	4.96%	4.23%	4.08%	1.98	%(d)

Supplemental Data:

Net assets, end of period (000)	$618,824	$278,975	$162,611	$52,935	$9,075
Portfolio turnover rate	84.81%	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

98	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL DIVIDEND INCOME FUND

	Class C Shares

	Year Ended 10/31				6/23/2008(a) to 10/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.84	$8.60	$8.19	$6.28	$10.00

Investment operations:
Net investment income(b)	.29	.36	.29	.21	.09
Net realized and unrealized gain (loss)	(.07)	(.77)	.41	1.92	(3.68)

Total from investment operations	.22	(.41)	.70	2.13	(3.59)

Distributions to shareholders from:
Net investment income	(.31)	(.35)	(.29)	(.22)	(.13)

Net asset value, end of period	$7.75	$7.84	$8.60	$8.19	$6.28

Total Return(c)	2.95%	(5.03)%	8.99%	34.87%	(36.22	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.76%	1.76%	1.79%	1.98%	.68	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.76%	1.76%	1.79%	1.98%	.68	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.01%	2.07%	2.10%	2.26%	1.44	%(d)

Net investment income	3.88%	4.29%	3.61%	2.93%	1.23	%(d)

Supplemental Data:

Net assets, end of period (000)	$74,664	$22,329	$13,561	$4,376	$177
Portfolio turnover rate	84.81%	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	99

Financial Highlights (continued)
INTERNATIONAL DIVIDEND INCOME FUND

	Class F Shares

	Year Ended 10/31				6/23/2008(a) to 10/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.89	$8.65	$8.23	$6.29	$10.00

Investment operations:
Net investment income(b)	.37	.45	.39	.18	.15
Net realized and unrealized gain (loss)	(.08)	(.79)	.39	2.02	(3.72)

Total from investment operations	.29	(.34)	.78	2.20	(3.57)

Distributions to shareholders from:
Net investment income	(.37)	(.42)	(.36)	(.26)	(.14)

Net asset value, end of period	$7.81	$7.89	$8.65	$8.23	$6.29

Total Return(c)	3.83%	(4.18)%	9.95%	36.13%	(36.08	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.88%	1.07%	.35	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.88%	1.07%	.35	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.11%	1.18%	1.21%	1.39%	1.53	%(d)

Net investment income	4.79%	5.27%	4.78%	2.32%	1.91	%(d)

Supplemental Data:

Net assets, end of period (000)	$128,360	$26,892	$12,745	$1,772	$28
Portfolio turnover rate	84.81%	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

100	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL DIVIDEND INCOME FUND

	Class I Shares

	Year Ended 10/31				6/23/2008(a) to 10/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.91	$8.66	$8.24	$6.29	$10.00

Investment operations:
Net investment income(b)	.38	.43	.37	.29	.19
Net realized and unrealized gain (loss)	(.09)	(.75)	.41	1.93	(3.76)

Total from investment operations	.29	(.32)	.78	2.22	(3.57)

Distributions to shareholders from:
Net investment income	(.37)	(.43)	(.36)	(.27)	(.14)

Net asset value, end of period	$7.83	$7.91	$8.66	$8.24	$6.29

Total Return(c)	3.91%	(3.97)%	10.03%	36.38%	(36.07	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.77%	.77%	.81%	.99%	.36	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	.77%	.77%	.81%	.99%	.36	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.01%	1.09%	1.10%	1.28%	.54	%(d)

Net investment income	5.00%	5.06%	4.53%	4.13%	2.19	%(d)

Supplemental Data:

Net assets, end of period (000)	$893,066	$559,879	$265,348	$225,668	$83,413
Portfolio turnover rate	84.81%	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	101

Financial Highlights (continued)
INTERNATIONAL DIVIDEND INCOME FUND

	Class R2 Shares

	Year Ended 10/31				6/23/2008(a) to 10/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.03	$8.76	$8.29	$6.30	$10.00

Investment operations:
Net investment income(b)	.33	.45	.37	.31	.18
Net realized and unrealized gain (loss)	(.08)	(.79)	.42	1.91	(3.76)

Total from investment operations	.25	(.34)	.79	2.22	(3.58)

Distributions to shareholders from:
Net investment income	(.34)	(.39)	(.32)	(.23)	(.12)

Net asset value, end of period	$7.94	$8.03	$8.76	$8.29	$6.30

Total Return(c)	3.32%	(4.15)%	9.96%	36.26%	(36.08	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.34%	.91%	.84%	.96%	.50	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.34%	.91%	.84%	.96%	.50	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.60%	1.22%	1.13%	1.27%	2.87	%(d)

Net investment income	4.24%	5.15%	4.45%	4.63%	2.07	%(d)

Supplemental Data:

Net assets, end of period (000)	$464	$16	$10	$9	$6
Portfolio turnover rate	84.81%	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

102	See Notes to Financial Statements.

Financial Highlights (concluded)
INTERNATIONAL DIVIDEND INCOME FUND

	Class R3 Shares

	Year Ended 10/31				6/23/2008(a) to 10/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.94	$8.71	$8.28	$6.30	$10.00

Investment operations:
Net investment income(b)	.37	.41	.36	.31	.18
Net realized and unrealized gain (loss)	(.12)	(.79)	.40	1.91	(3.75)

Total from investment operations	.25	(.38)	.76	2.22	(3.57)

Distributions to shareholders from:
Net investment income	(.33)	(.39)	(.33)	(.24)	(.13)

Net asset value, end of period	$7.86	$7.94	$8.71	$8.28	$6.30

Total Return(c)	3.39%	(4.61)%	9.62%	36.22%	(36.06	)%(d)
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.27%	1.26%	1.24%	.96%	.46	%(d)

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.27%	1.26%	1.24%	.96%	.46	%(d)

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.50%	1.59%	1.58%	1.27%	2.84	%(d)

Net investment income	4.80%	4.80%	4.40%	4.62%	2.10	%(d)

Supplemental Data:

Net assets, end of period (000)	$33,065	$331	$111	$9	$6
Portfolio turnover rate	84.81%	100.16%	100.06%	105.74%	53.94%

(a)	Commencement of operations was 6/23/2008, SEC effective date was 6/20/2008 and date shares first became available to the public was 6/30/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	103

Financial Highlights
INTERNATIONAL OPPORTUNITIES FUND

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.00	$12.87	$10.70	$7.29	$19.81

Investment operations:
Net investment income(a)	.15	.10	.06	.04	.09
Net realized and unrealized gain (loss)	1.10	(.92)	2.20	3.42	(10.36)

Total from investment operations	1.25	(.82)	2.26	3.46	(10.27)

Distributions to shareholders from:
Net investment income	(.08)	(.05)	(.09)	(.05)	(.08)
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.08)	(.05)	(.09)	(.05)	(2.25)

Net asset value, end of year	$13.17	$12.00	$12.87	$10.70	$7.29

Total Return(b)	10.59%	(6.39)%	21.21%	47.94%	(57.81)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.52%	1.49%	1.54%	1.77%	1.60%

Expenses, excluding expense reductions	1.52%	1.49%	1.54%	1.77%	1.61%

Net investment income	1.20%	.79%	.54%	.50%	.65%

Supplemental Data:

Net assets, end of year (000)	$76,139	$83,729	$98,272	$92,188	$67,815
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

104	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL OPPORTUNITIES FUND

	Class B Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.36	$12.21	$10.17	$6.92	$18.96

Investment operations:
Net investment income (loss)(a)	.06	.02	(.01)	(.01)	— (b)
Net realized and unrealized gain (loss)	1.07	(.87)	2.08	3.26	(9.87)

Total from investment operations	1.13	(.85)	2.07	3.25	(9.87)

Distributions to shareholders from:
Net investment income	—	—	(.03)	—	—
Net realized gain	—	—	—	—	(2.17)

Total distributions	—	—	(.03)	—	(2.17)

Net asset value, end of year	$12.49	$11.36	$12.21	$10.17	$6.92

Total Return(c)	9.95%	(6.96)%	20.35%	46.97%	(58.10)%
Ratios to Average Net Assets:

Expenses, including expense reductions	2.16%	2.13%	2.19%	2.42%	2.25%

Expenses, excluding expense reductions	2.16%	2.13%	2.19%	2.42%	2.26%

Net investment income (loss)	.52%	.12%	(.13)%	(.15)%	(.01)%

Supplemental Data:

Net assets, end of year (000)	$6,854	$9,439	$14,307	$17,103	$14,192
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	105

Financial Highlights (continued)
INTERNATIONAL OPPORTUNITIES FUND

	Class C Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.29	$12.14	$10.12	$6.88	$18.86

Investment operations:
Net investment income (loss)(a)	.07	.02	(.01)	(.01)	—	(b)
Net realized and unrealized gain (loss)	1.06	(.87)	2.06	3.25	(9.81)

Total from investment operations	1.13	(.85)	2.05	3.24	(9.81)

Distributions to shareholders from:
Net investment income	(.01)	—	(.03)	—	—
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.01)	—	(.03)	—	(2.17)

Net asset value, end of year	$12.41	$11.29	$12.14	$10.12	$6.88

Total Return(c)	10.00%	(7.00)%	20.34%	47.09%	(58.09)%
Ratios to Average Net Assets:

Expenses, including expense reductions	2.14%	2.10%	2.19%	2.42%	2.25%

Expenses, excluding expense reductions	2.14%	2.10%	2.19%	2.42%	2.26%

Net investment income (loss)	.59%	.17%	(.13)%	(.14)%	.00	%(d)

Supplemental Data:

Net assets, end of year (000)	$13,953	$15,603	$19,969	$21,668	$15,297
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

106	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL OPPORTUNITIES FUND

	Class F Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.94	$12.81	$10.65	$7.28	$19.81

Investment operations:
Net investment income(a)	.18	.13	.10	.09	.09
Net realized and unrealized gain (loss)	1.09	(.91)	2.17	3.37	(10.31)

Total from investment operations	1.27	(.78)	2.27	3.46	(10.22)

Distributions to shareholders from:
Net investment income	(.12)	(.09)	(.11)	(.09)	(.14)
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.12)	(.09)	(.11)	(.09)	(2.31)

Net asset value, end of year	$13.09	$11.94	$12.81	$10.65	$7.28

Total Return(b)	10.83%	(6.16)%	21.47%	48.36%	(57.70)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.27%	1.24%	1.28%	1.49%	1.42%

Expenses, excluding expense reductions	1.27%	1.24%	1.28%	1.49%	1.43%

Net investment income	1.47%	1.00%	.88%	1.00%	.84%

Supplemental Data:

Net assets, end of year (000)	$944	$934	$934	$384	$121
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	107

Financial Highlights (continued)
INTERNATIONAL OPPORTUNITIES FUND

	Class I Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.30	$13.18	$10.96	$7.48	$20.29

Investment operations:
Net investment income(a)	.19	.16	.11	.08	.14
Net realized and unrealized gain (loss)	1.13	(.95)	2.23	3.50	(10.64)

Total from investment operations	1.32	(.79)	2.34	3.58	(10.50)

Distributions to shareholders from:
Net investment income	(.13)	(.09)	(.12)	(.10)	(.14)
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.13)	(.09)	(.12)	(.10)	(2.31)

Net asset value, end of year	$13.49	$12.30	$13.18	$10.96	$7.48

Total Return(b)	10.96%	(6.01)%	21.50%	48.47%	(57.66)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.17%	1.14%	1.18%	1.42%	1.27%

Expenses, excluding expense reductions	1.17%	1.14%	1.18%	1.42%	1.27%

Net investment income	1.54%	1.17%	.93%	.87%	1.05%

Supplemental Data:

Net assets, end of year (000)	$195,785	$213,865	$232,027	$160,456	$110,838
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

108	See Notes to Financial Statements.

Financial Highlights (continued)
INTERNATIONAL OPPORTUNITIES FUND

	Class P Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$12.17	$13.06	$10.86	$7.36	$20.00

Investment operations:
Net investment income(a)	.14	.09	.05	.03	.07
Net realized and unrealized gain (loss)	1.12	(.94)	2.22	3.48	(10.46)

Total from investment operations	1.26	(.85)	2.27	3.51	(10.39)

Distributions to shareholders from:
Net investment income	(.07)	(.04)	(.07)	(.01)	(.08)
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.07)	(.04)	(.07)	(.01)	(2.25)

Net asset value, end of year	$13.36	$12.17	$13.06	$10.86	$7.36

Total Return(b)	10.49%	(6.51)%	21.05%	47.86%	(57.86)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.62%	1.59%	1.64%	1.87%	1.70%

Expenses, excluding expense reductions	1.62%	1.59%	1.64%	1.87%	1.71%

Net investment income	1.14%	.69%	.44%	.36%	.55%

Supplemental Data:

Net assets, end of year (000)	$929	$820	$900	$781	$834
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	109

Financial Highlights (continued)
INTERNATIONAL OPPORTUNITIES FUND

	Class R2 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.90	$12.77	$10.64	$7.24	$19.80

Investment operations:
Net investment income(a)	.11	.07	.03	.03	.06
Net realized and unrealized gain (loss)	1.11	(.92)	2.18	3.40	(10.32)

Total from investment operations	1.22	(.85)	2.21	3.43	(10.26)

Distributions to shareholders from:
Net investment income	(.05)	(.02)	(.08)	(.03)	(.13)
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.05)	(.02)	(.08)	(.03)	(2.30)

Net asset value, end of year	$13.07	$11.90	$12.77	$10.64	$7.24

Total Return(b)	10.35%	(6.68)%	20.90%	47.69%	(57.93)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.76%	1.74%	1.79%	1.97%	1.84%

Expenses, excluding expense reductions	1.76%	1.74%	1.79%	1.97%	1.84%

Net investment income	.90%	.56%	.31%	.34%	.51%

Supplemental Data:

Net assets, end of year (000)	$91	$95	$96	$91	$31
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

110	See Notes to Financial Statements.

Financial Highlights (concluded)
INTERNATIONAL OPPORTUNITIES FUND

	Class R3 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.84	$12.72	$10.60	$7.27	$19.81

Investment operations:
Net investment income(a)	.13	.10	.05	.01	.10
Net realized and unrealized gain (loss)	1.09	(.92)	2.17	3.41	(10.34)

Total from investment operations	1.22	(.82)	2.22	3.42	(10.24)

Distributions to shareholders from:
Net investment income	(.08)	(.06)	(.10)	(.09)	(.13)
Net realized gain	—	—	—	—	(2.17)

Total distributions	(.08)	(.06)	(.10)	(.09)	(2.30)

Net asset value, end of year	$12.98	$11.84	$12.72	$10.60	$7.27

Total Return(b)	10.49%	(6.51)%	21.04%	47.75%	(57.77)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.65%	1.60%	1.67%	1.81%	1.52%

Expenses, excluding expense reductions	1.65%	1.60%	1.67%	1.81%	1.52%

Net investment income	1.11%	.74%	.45%	.14%	.81%

Supplemental Data:

Net assets, end of year (000)	$6,212	$5,097	$3,016	$573	$22
Portfolio turnover rate	91.18%	103.98%	83.13%	115.58%	130.51%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	111

Financial Highlights
VALUE OPPORTUNITIES FUND

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.16	$14.45	$11.65	$9.91	$14.31

Investment operations:
Net investment income (loss)(a)	(.03)	(.05)	(.03)	(.04)	.04
Net realized and unrealized gain (loss)	.92	.83	2.83	1.80	(3.92)

Total from investment operations	.89	.78	2.80	1.76	(3.88)

Distributions to shareholders from:
Net investment income	—	—	—	(.02)	(.01)
Net realized gain	(.06)	(.07)	—	—	(.51)

Total distributions	(.06)	(.07)	—	(.02)	(.52)

Net asset value, end of year	$15.99	$15.16	$14.45	$11.65	$9.91

Total Return(b)	5.89%	5.45%	24.03%	17.81%	(28.01)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.31%	1.31%	1.34%	1.35%	1.34%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.31%	1.31%	1.34%	1.35%	1.33%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.31%	1.34%	1.46%	1.44%

Net investment income (loss)	(.19)%	(.29)%	(.19)%	(.34)%	.33%

Supplemental Data:

Net assets, end of year (000)	$870,567	$883,444	$582,806	$250,435	$117,992
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

112	See Notes to Financial Statements.

Financial Highlights (continued)
VALUE OPPORTUNITIES FUND

	Class B Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.63	$14.03	$11.39	$9.74	$14.14

Investment operations:
Net investment loss(a)	(.12)	(.14)	(.11)	(.09)	(.04)
Net realized and unrealized gain (loss)	.87	.81	2.75	1.74	(3.85)

Total from investment operations	.75	.67	2.64	1.65	(3.89)

Distributions to shareholders from:
Net realized gain	(.06)	(.07)	—	—	(.51)

Net asset value, end of year	$15.32	$14.63	$14.03	$11.39	$9.74

Total Return(b)	5.14%	4.83%	23.18%	16.94%	(28.40)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.99%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.99%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.12%	2.09%

Net investment loss	(.83)%	(.91)%	(.85)%	(.95)%	(.32)%

Supplemental Data:

Net assets, end of year (000)	$13,315	$15,700	$19,110	$18,739	$14,239
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	113

Financial Highlights (continued)
VALUE OPPORTUNITIES FUND

	Class C Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.62	$14.03	$11.39	$9.74	$14.14

Investment operations:
Net investment loss(a)	(.13)	(.14)	(.11)	(.10)	(.04)
Net realized and unrealized gain (loss)	.89	.80	2.75	1.75	(3.85)

Total from investment operations	.76	.66	2.64	1.65	(3.89)

Distributions to shareholders from:
Net realized gain	(.06)	(.07)	—	—	(.51)

Net asset value, end of year	$15.32	$14.62	$14.03	$11.39	$9.74

Total Return(b)	5.21%	4.76%	23.18%	17.06%	(28.47)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.99%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.00%	1.98%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.96%	1.99%	2.11%	2.09%

Net investment loss	(.83)%	(.95)%	(.83)%	(.97)%	(.33)%

Supplemental Data:

Net assets, end of year (000)	$248,357	$263,798	$147,193	$79,527	$48,837
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

114	See Notes to Financial Statements.

Financial Highlights (continued)
VALUE OPPORTUNITIES FUND

	Class F Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.20	$14.45	$11.62	$9.91	$14.31

Investment operations:
Net investment income (loss)(a)	.01	(.01)	.01	(.02)	.06
Net realized and unrealized gain (loss)	.92	.83	2.82	1.78	(3.91)

Total from investment operations	.93	.82	2.83	1.76	(3.85)

Distributions to shareholders from:
Net investment income	—	—	—	(.05)	(.04)
Net realized gain	(.06)	(.07)	—	—	(.51)

Total distributions	(.06)	(.07)	—	(.05)	(.55)

Net asset value, end of year	$16.07	$15.20	$14.45	$11.62	$9.91

Total Return(b)	6.13%	5.73%	24.25%	18.12%	(27.81)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.06%	1.07%	1.10%	1.09%	1.09%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.06%	1.07%	1.10%	1.09%	1.09%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.06%	1.07%	1.10%	1.20%	1.21%

Net investment income (loss)	.06%	(.06)%	.07%	(.19)%	.50%

Supplemental Data:

Net assets, end of year (000)	$369,321	$385,086	$168,415	$51,757	$4,157
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	115

Financial Highlights (continued)
VALUE OPPORTUNITIES FUND

	Class I Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.34	$14.57	$11.70	$9.98	$14.39

Investment operations:
Net investment income(a)	.02	.01	.02	— (b)	.08
Net realized and unrealized gain (loss)	.93	.83	2.85	1.78	(3.93)

Total from investment operations	.95	.84	2.87	1.78	(3.85)

Distributions to shareholders from:
Net investment income	—	—	—	(.06)	(.05)
Net realized gain	(.06)	(.07)	—	—	(.51)

Total distributions	(.06)	(.07)	—	(.06)	(.56)

Net asset value, end of year	$16.23	$15.34	$14.57	$11.70	$9.98

Total Return(c)	6.21%	5.82%	24.42%	18.27%	(27.77)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.97%	.97%	.99%	1.00%	.99%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.97%	.97%	.99%	1.00%	.98%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.97%	.97%	.99%	1.12%	1.08%

Net investment income	.15%	.06%	.16%	.03%	.67%

Supplemental Data:

Net assets, end of year (000)	$411,546	$291,056	$190,103	$121,462	$74,335
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

116	See Notes to Financial Statements.

Financial Highlights (continued)
VALUE OPPORTUNITIES FUND

	Class P Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.09	$14.40	$11.62	$9.88	$14.28

Investment operations:
Net investment income (loss)(a)	(.04)	(.05)	(.04)	(.04)	.03
Net realized and unrealized gain (loss)	.91	.81	2.82	1.78	(3.91)

Total from investment operations	.87	.76	2.78	1.74	(3.88)

Distributions to shareholders from:
Net investment income	—	—	—	—	(.01)
Net realized gain	(.06)	(.07)	—	—	(.51)

Total distributions	(.06)	(.07)	—	—	(.52)

Net asset value, end of year	$15.90	$15.09	$14.40	$11.62	$9.88

Total Return(b)	5.78%	5.33%	23.92%	17.61%	(28.04)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.41%	1.41%	1.44%	1.45%	1.44%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.41%	1.41%	1.44%	1.45%	1.43%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.41%	1.44%	1.57%	1.53%

Net investment income (loss)	(.24)%	(.35)%	(.29)%	(.39)%	.23%

Supplemental Data:

Net assets, end of year (000)	$918	$3,392	$4,344	$3,445	$2,905
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	117

Financial Highlights (continued)
VALUE OPPORTUNITIES FUND

	Class R2 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.01	$14.34	$11.59	$9.87	$14.30

Investment operations:
Net investment income (loss)(a)	(.07)	(.09)	(.06)	(.09)	.01
Net realized and unrealized gain (loss)	.91	.83	2.81	1.81	(3.90)

Total from investment operations	.84	.74	2.75	1.72	(3.89)

Distributions to shareholders from:
Net investment income	—	—	—	—	(.03)
Net realized gain	(.06)	(.07)	—	—	(.51)

Total distributions	(.06)	(.07)	—	—	(.54)

Net asset value, end of year	$15.79	$15.01	$14.34	$11.59	$9.87

Total Return(b)	5.61%	5.21%	23.62%	17.53%	(28.14)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.56%	1.57%	1.60%	1.59%	1.58%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.56%	1.57%	1.60%	1.59%	1.58%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.56%	1.57%	1.60%	1.68%	1.66%

Net investment income (loss)	(.44)%	(.58)%	(.42)%	(.83)%	.11%

Supplemental Data:

Net assets, end of year (000)	$11,056	$8,804	$2,538	$1,466	$33
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

118	See Notes to Financial Statements.

Financial Highlights (concluded)
VALUE OPPORTUNITIES FUND

	Class R3 Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.03	$14.34	$11.58	$9.87	$14.30

Investment operations:
Net investment income (loss)(a)	(.05)	(.07)	(.04)	(.05)	.02
Net realized and unrealized gain (loss)	.91	.83	2.80	1.78	(3.90)

Total from investment operations	.86	.76	2.76	1.73	(3.88)

Distributions to shareholders from:
Net investment income	—	—	—	(.02)	(.04)
Net realized gain	(.06)	(.07)	—	—	(.51)

Total distributions	(.06)	(.07)	—	(.02)	(.55)

Net asset value, end of year	$15.83	$15.03	$14.34	$11.58	$9.87

Total Return(b)	5.74%	5.35%	23.73%	17.69%	(28.08)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.46%	1.47%	1.49%	1.49%	1.49%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.46%	1.47%	1.49%	1.49%	1.49%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.47%	1.50%	1.61%	1.58%

Net investment income (loss)	(.35)%	(.47)%	(.31)%	(.50)%	.19%

Supplemental Data:

Net assets, end of year (000)	$86,441	$64,504	$20,456	$4,227	$1,814
Portfolio turnover rate	58.84%	56.87%	69.83%	77.87%	83.92%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	119

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of nine funds. This report covers the following seven funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, I, R2 and R3
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, C, F, I, R2 and R3
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2 and R3
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2 and R3

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Alpha Strategy Fund has not issued Class P shares.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Dividend Income Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

On June 15, 2012, Fundamental Equity Fund acquired the net assets of Lord Abbett Large-Cap Value Fund (“Large Cap Value Fund”) of Lord Abbett Securities Trust. Refer to Note 13 Reorganization for additional information.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases

Notes to Financial Statements (continued)

and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow each Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC (“NYSE”). Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(d)

Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code (“IRC”) applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2009 through October 31, 2012. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)

Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions on each Fund’s Statement of Operations.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and

Notes to Financial Statements (continued)

simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)

When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)

Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarachy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or

Notes to Financial Statements (continued)

methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing each Fund’s investments carried at fair value:

	Alpha Strategy Fund				Fundamental Equity Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$—	$—	$—	$—	$4,588,157	$—	$—	$4,588,157
Investments in
Underlying Funds	861,348	—	—	861,348	—	—	—	—
Repurchase Agreement	—	—	—	—	—	53,331	—	53,331
Total	$861,348	$—	$—	$861,348	$4,588,157	$53,331	$—	$4,641,488

	Growth Leaders Fund				International Core Equity Fund**
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)		Level 3 (000)	Total (000)
Common Stocks	$23,782	$—	$—	$23,782	$708,681	$7,361	(1)	$—	$716,042
Repurchase Agreement	—	—	—	—	—	7,580		—	7,580
Total	$23,782	$—	$—	$23,782	$708,681	$14,941		$—	$723,622

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$—	$—	$—	$—	$3,300	$—	$3,300
Liabilities	—	—	—	—	—	(3,412)	—	(3,412)
Total	$—	$—	$—	$—	$—	$(112)	$—	$(112)

	International Dividend Income Fund**					International Opportunities Fund**
Investment Type*	Level 1 (000)	Level 2 (000)		Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,633,834	$19,867	(2)	$—	$1,653,701	$285,480	$—	$—	$285,480
Preferred Stocks	27,424	—		—	27,424	4,344	—	—	4,344
Repurchase Agreement	—	34,722		—	34,722	—	7,353	—	7,353
Total	$1,661,258	$54,589		$—	$1,715,847	$289,824	$7,353	$—	$297,177

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$13,768	$—	$13,768	$—	$1,097	$—	$1,097
Liabilities	—	(9,706)	—	(9,706)	—	(671)	—	(671)
Total	$—	$4,062	$—	$4,062	$—	$426	$—	$426

	Value Opportunities Fund
Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,982,795	$—	$—	$1,982,795
Repurchase Agreement	—	32,312	—	32,312
Total	$1,982,795	$32,312	$—	$2,015,107

*	See Schedule of Investments for fair values in each industry or investment strategy of underlying Funds.
**	See Schedule of Investments for fair value in each country.
(1)	Globaltrans Investment plc (Russia) represents the Fund’s only Level 2 common stock as of October 31, 2012.
(2)	L.P.N. Development pcl (Thailand) and Globaltrans Investment plc (Russia) represent the Fund’s only Level 2 common stocks as of October 31, 2012.

Notes to Financial Statements (continued)

As of October 31, 2011, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund utilized adjusted valuations of foreign securities (as described in Note 2(a)) to reflect their fair value as of the close of regular trading on the NYSE, which resulted in Level 2 inputs for certain foreign securities. As of October 31, 2012, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded, which resulted in Level 1 inputs for substantially all foreign securities. Accordingly, the valuations of substantially all foreign securities as of October 31, 2012 were categorized as Level 1 inputs. For the fiscal year ended October 31, 2012, the total transfers related to adjusted valuations for foreign securities were as follows:

	International Core Equity Fund (000)	International Dividend Income Fund (000)	International Opportunities Fund (000)

From Level 2 to Level 1:	$423,862	$459,300	$163,947

(k)

Disclosures about Derivative Instruments and Hedging Activities–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts for the fiscal year ended October 31, 2012 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of October 31, 2012, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following forward foreign currency exchange contracts:

	Asset Derivatives(1)	Liability Derivatives(2)

International Core Equity Fund	$3,300,068	$3,411,628
International Dividend Income Fund	13,768,024	9,705,867
International Opportunities Fund	1,097,108	670,753

	Net Realized Loss(3)	Net Change in Unrealized Appreciation/ Depreciation(4)	Average Notional Amounts*(5)

International Core Equity Fund	$(4,309,295)	$(118,116)	$239,863,117
International Dividend Income Fund	(9,458,968)	5,423,120	795,726,499
International Opportunities Fund	(1,284,054)	783,417	180,980,170

*	Calculated based on the notional amounts for the fiscal year ended October 31, 2012.
(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on investments (net of foreign capital gains tax) and foreign currency related transactions.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies.
(5)	Amount represents notional amounts in U.S. dollars.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the fiscal year ended October 31, 2012, the effective management fee, net of any applicable waivers or reimbursements, was based on each Fund’s average daily net assets at the following annualized rates:

Effective Management Fee

Alpha Strategy Fund	.00%(1)
Fundamental Equity Fund	.52%(2)
Growth Leaders Fund	.00%(3)
International Core Equity Fund	.40%(4)
International Dividend Income Fund	.49%(4)
International Opportunities Fund	.75%(4)
Value Opportunities Fund	.72%(4)

(1)

The management fee for Alpha Strategy Fund is based on the Fund’s average daily net assets at an annual rate of .10%. For the fiscal year ended October 31, 2012 and continuing through February 28, 2013, Lord Abbett has contractually agreed to waive .05% of its management fee. For the fiscal year ended October 31, 2012, Lord Abbett voluntarily waived an additional .05% of its management fee. Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(3)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(4)

The management fee for International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund and Value Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended October 31, 2012 and continuing through February 28, 2014, Lord Abbett contractually agreed to waive all or a portion of its management fee for Growth Leaders Fund and, if necessary, reimburse other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annualized rate of .50%.

For fiscal year ended October 31, 2012 and continuing through February 28, 2013, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse other expenses, to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed the following annual rates:

Fund	Rate

International Core Equity Fund	.77%
International Dividend Income Fund	.77%

Notes to Financial Statements (continued)

For the annual period through February 29, 2012, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse International Opportunities Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annual rate of 1.35%. Effective March 1, 2012, the contractual waiver for the Fund was discontinued.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. Alpha Strategy Fund does not pay such a fee.

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities.

In addition, Fundamental Equity Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, have entered into a Servicing Arrangement with Alpha Strategy Fund, Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust, and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2012, the percentages of Fundamental Equity Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

				Underlying Funds

Fund of Funds	Fundamental Equity Fund	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund

Alpha Strategy Fund	—	—	—	57.73%	4.22%
Balanced Strategy Fund	—	—	12.26%	—	—
Diversified Equity Strategy Fund	.38%	2.93%	—	4.91%	.89%
Diversified Income Strategy Fund	—	—	3.69%	—	—
Global Allocation Fund	—	—	4.21%	—	—
Growth & Income Strategy Fund	.17%	—	8.98%	—	1.65%

Notes to Financial Statements (continued)

12b-1 Distribution Plan
Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A(1)	Class B(2)	Class C	Class F	Class P(3)	Class R2	Class R3

Service	.25%	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*

The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	The Class A 12b-1 fee for Alpha Strategy Fund is .25% (.25% service, .00% distribution) of the Fund’s average daily net assets.
(2)	Growth Leaders Fund did not offer Class B shares during the fiscal year.
(3)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class I shares do not have a distribution plan.

Commissions
Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2012:

	Distributor Commissions	Dealers’ Concessions

Alpha Strategy Fund	$164,836	$926,778
Fundamental Equity Fund	684,007	3,806,159
Growth Leaders Fund	35,361	193,171
International Core Equity Fund	119,155	634,949
International Dividend Income Fund	673,566	3,641,503
International Opportunities Fund	16,544	91,315
Value Opportunities Fund	289,822	1,616,021

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2012:

	Class A	Class C

Alpha Strategy Fund	$1,240	$18,039
Fundamental Equity Fund	19,993	94,555
Growth Leaders Fund	1,484	85
International Core Equity Fund	999	3,680
International Dividend Income Fund	1,077	9,975
International Opportunities Fund	757	1,293
Value Opportunities Fund	9,989	64,190

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and

Notes to Financial Statements (continued)

distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2012, distributions were declared on November 16, 2012 and paid on November 20, 2012 to shareholders of record on November 19, 2012. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gain

Fundamental Equity Fund	$28,885,000	$53,172,000
Growth Leaders Fund	36,000	—

Subsequent to the Funds’ fiscal year ended October 31, 2012, distributions were declared on December 12, 2012 and paid on December 18, 2012 to shareholders of record on December 17, 2012. The approximate amounts were as follows:

Net Investment Income

International Core Equity Fund	$17,152,000
International Dividend Income Fund	3,253,000
International Opportunities Fund	6,064,000

Subsequent to the Funds’ fiscal year ended October 31, 2012, distributions were declared on December 12, 2012 and paid on December 20, 2012 to shareholders of record on December 19, 2012. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gain

Alpha Strategy Fund	$1,232,000	$36,731,000

The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 were as follows:

	Alpha Strategy Fund		Fundamental Equity Fund

	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011

Distributions paid from:
Ordinary income	$—	$—	$8,731,966	$7,992,067
Net long-term capital gains	2,851,136	—	96,046,077	739,695

Total distributions paid	$2,851,136	$—	$104,778,043	$8,731,762

	Growth Leaders Fund		International Core Equity Fund

	Year Ended 10/31/2012	Period Ended 10/31/2011*	Year Ended 10/31/2012	Year Ended 10/31/2011

Distributions paid from:
Ordinary income	$5,968	$—	$16,446,351	$11,340,322

Total distributions paid	$5,968	$—	$16,446,351	$11,340,322

Notes to Financial Statements (continued)

	International Dividend Income Fund		International Opportunities Fund

	Year Ended 10/31/2012	Year Ended 10/31/2011	Year Ended 10/31/2012	Year Ended 10/31/2011

Distributions paid from:
Ordinary income	$67,866,479	$29,648,003	$2,944,502	$2,108,439

Total distributions paid	$67,866,479	$29,648,003	$2,944,502	$2,108,439

	Value Opportunities Fund

	Year Ended 10/31/2012	Year Ended 10/31/2011

Distributions paid from:
Net long-term capital gains	$7,161,018	$6,027,534

Total distributions paid	$7,161,018	$6,027,534

*	For the period June 24, 2011 (commencement of operations) through October 31, 2011.

As of October 31, 2012, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund

Undistributed ordinary income-net	$1,213,824	$20,188,440
Undistributed long-term capital gains	36,728,952	53,166,049

Total undistributed earnings	$37,942,776	$73,354,489
Capital loss carryforwards*	—	(5,123,220)
Temporary differences	(3,311,842)	(586,056)
Unrealized gains-net	96,158,860	540,454,192

Total accumulated gains-net	$130,789,794	$608,099,405

	Growth Leaders Fund	International Core Equity Fund

Undistributed ordinary income-net	$18,552	$17,150,657

Total undistributed earnings	$18,552	$17,150,657
Capital loss carryforwards*	—	(344,055,879)
Temporary differences	—	(129,577)
Unrealized gains (losses)-net	(304,278)	37,032,663

Total accumulated losses-net	$(285,726)	$(290,002,136)

	International Dividend Income Fund	International Opportunities Fund

Undistributed ordinary income-net	$3,237,545	$5,613,678

Total undistributed earnings	$3,237,545	$5,613,678
Capital loss carryforwards*	(113,824,711)	(59,542,093)
Temporary differences	(36,375)	(52,415)
Unrealized gains-net	75,442,210	11,219,149

Total accumulated losses-net	$(35,181,331)	$(42,761,681)

Notes to Financial Statements (continued)

Value Opportunities Fund

Capital loss carryforwards*	$(5,885,399)
Temporary differences	(3,923,259)
Unrealized gains-net	271,434,396

Total accumulated gains-net	$261,625,738

*	As of October 31, 2012, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Indefinite	Total

Fundamental Equity Fund	$5,123,220	$—	$—	$5,123,220
International Core Equity Fund	101,070,389	232,452,344	10,533,146	344,055,879
International Dividend Income Fund	7,593,041	13,669,537	92,562,133	113,824,711
International Opportunities Fund	—	59,542,093	—	59,542,093
Value Opportunities Fund	—	—	5,885,399	5,885,399

As of June 15, 2012 (the date Fundamental Equity Fund acquired the net assets of Large Cap Value Fund), the cumulative allowable capital loss carryforwards of Large Cap Value Fund transferred into Fundamental Equity Fund were $5,607,470. These amounts are subject to IRC annual limitations.

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2012 as follows:

Alpha Strategy Fund	$3,235,762
Value Opportunities Fund	3,851,418

As of October 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund

Tax cost	$765,189,557	$4,101,034,088	$24,086,220

Gross unrealized gain	96,158,860	617,805,390	186,835
Gross unrealized loss	—	(77,351,198)	(491,113)

Net unrealized security gain (loss)	$96,158,860	$540,454,192	$(304,278)

	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund

Tax cost	$686,547,061	$1,640,071,341	$285,819,560

Gross unrealized gain	69,111,554	123,101,211	27,797,737
Gross unrealized loss	(32,036,340)	(47,325,401)	(16,440,637)

Net unrealized security gain	$37,075,214	$75,775,810	$11,357,100

Notes to Financial Statements (continued)

Value Opportunities Fund

Tax cost	$1,743,672,666

Gross unrealized gain	338,582,890
Gross unrealized loss	(67,148,494)

Net unrealized security gain	$271,434,396

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Fundamental Equity Fund	$(520,861)	$9,297,277	$(8,776,416)
Growth Leaders	13,791	(80,172)	66,381
International Core Equity Fund	701,693	(701,693)	—
International Dividend Income Fund	682,928	(682,928)	—
International Opportunities Fund	1,020,156	(1,020,156)	—
Value Opportunities Fund	(702,574)	708,616	(6,042)

The permanent differences are attributable to the tax treatment of capital loss carryforwards, net investment losses, certain distributions, certain expenses, foreign currency transactions and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2012 were as follows:

	Purchases	Sales

Alpha Strategy Fund	$33,955,716	$106,986,976
Fundamental Equity Fund	3,911,384,002	3,958,667,637
Growth Leaders Fund	145,459,481	137,337,650
International Core Equity Fund	589,338,017	736,410,865
International Dividend Income Fund	1,930,740,106	1,117,874,515
International Opportunities Fund	271,107,544	323,778,791
Value Opportunities Fund	1,229,936,037	1,200,069,917

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2012.

6.	TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in

Notes to Financial Statements (continued)

the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Funds (except for Alpha Strategy Fund) and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Funds’ Statements of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of October 31, 2012, there were no loans outstanding pursuant to this Facility, nor was the Facility utilized at any time during the fiscal year ended October 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Funds (except for Alpha Strategy Fund) and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2012:

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 10/31/2011	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2012	Fair Value at 10/31/2012	Net Realized Gain (loss) 11/1/2011 to 10/31/2012		Dividend Income 11/1/2011 to 10/31/2012

Lord Abbett Developing Growth Fund, Inc.— Class I	7,815,831	479,603	(990,932)	7,304,502	$168,734,007	$14,264,392	(a)	$—
Lord Abbett Securities Trust—International Opportunities Fund— Class I	13,700,286	600,507	(1,258,948)	13,041,845	175,934,486	2,191,991		1,835,422
Lord Abbett Securities Trust—Micro-Cap Growth Fund—Class I	5,359,440	1,113,764	(701,295)	5,771,909	84,500,742	13,259,268	(b)	—
Lord Abbett Securities Trust— Micro-Cap Value Fund—Class I	3,703,927	—	(467,457)	3,236,470	88,420,363	(1,008,028)		—
Lord Abbett Equity Trust— Small-Cap Blend Fund—Class I	5,798,678	81,595	(746,178)	5,134,095	85,739,392	(2,365,689)		—
Lord Abbett Research Fund, Inc.—Small-Cap Value Fund—Class I	5,789,070	12,369	(731,278)	5,070,161	171,726,338	9,836,495		—
Lord Abbett Securities Trust—Value Opportunities Fund— Class I	5,872,414	22,513	(578,039)	5,316,888	86,293,089	1,134,341	(c)	—

					$861,348,417	$37,312,770		$1,835,422

(a)	Includes $9,803,096 of distributed capital gains.
(b)	Includes $13,193,334 of distributed capital gains.
(c)	Includes $328,019 of distributed capital gains.

11.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Large company stocks, in which Fundamental Equity Fund and Growth Leaders Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style and Fundamental Equity Fund, International Dividend Income Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Notes to Financial Statements (continued)

International Core Equity Fund is subject to the risks of investing in foreign securities, the securities of large foreign companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Dividend Income Fund is subject to the risks of investing in foreign securities, dividend yielding stocks, and derivatives. Foreign securities may pose greater risks than domestic securities, including price fluctuations and higher transaction costs. These risks are generally greater for securities issued by companies in emerging market companies. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices. International Dividend Income Fund may invest a significant portion of its assets in small and mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies.

International Opportunities Fund is subject to the risks of investing in foreign securities, the securities of small-cap companies, and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks, including those associated with foreign investments, small-cap companies, and derivatives.

Due to their investments in multinational and foreign companies, Fundamental Equity Fund, Growth Leaders Fund, Value Opportunities Fund, and Alpha Strategy Fund may experience increased market, liquidity, currency, political, information and other risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	2,744,394	$65,776,411	6,640,241	$159,946,305
Converted from Class B*	98,618	2,352,294	102,248	2,504,396
Reinvestment of distributions	52,615	1,177,003	—	—
Shares reacquired	(4,862,332)	(114,861,666)	(6,159,141)	(145,994,284)

Increase (decrease)	(1,966,705)	$(45,555,958)	583,348	$16,456,417

Class B Shares

Shares sold	26,108	$595,005	54,091	$1,232,992
Reinvestment of distributions	3,822	80,274	—	—
Shares reacquired	(238,199)	(5,402,978)	(295,959)	(6,641,009)
Converted to Class A*	(105,294)	(2,352,294)	(108,324)	(2,504,396)

Decrease	(313,563)	$(7,079,993)	(350,192)	$(7,912,413)

Class C Shares

Shares sold	1,240,736	$27,780,678	2,626,226	$59,639,136
Reinvestment of distributions	26,850	559,832	—	—
Shares reacquired	(2,045,175)	(45,478,583)	(2,190,655)	(48,656,526)

Increase (decrease)	(777,589)	$(17,138,073)	435,571	$10,982,610

Class F Shares

Shares sold	2,147,676	$50,410,369	3,732,518	$89,435,955
Reinvestment of distributions	14,535	325,435	—	—
Shares reacquired	(2,725,631)	(65,356,755)	(2,973,729)	(70,809,906)

Increase (decrease)	(563,420)	$(14,620,951)	758,789	$18,626,049

Class I Shares

Shares sold	172,714	$4,159,050	549,071	$13,510,835
Reinvestment of distributions	2,583	58,300	—	—
Shares reacquired	(601,810)	(14,841,437)	(527,852)	(13,290,638)

Increase (decrease)	(426,513)	$(10,624,087)	21,219	$220,197

Class R2 Shares

Shares sold	56,946	$1,352,217	70,443	$1,636,829
Reinvestment of distributions	69	1,514	—	—
Shares reacquired	(84,622)	(2,041,694)	(78,320)	(1,953,815)

Decrease	(27,607)	$(687,963)	(7,877)	$(316,986)

Class R3 Shares

Shares sold	436,089	$10,302,836	607,348	$14,384,718
Reinvestment of distributions	3,977	88,040	—	—
Shares reacquired	(421,261)	(9,977,820)	(464,862)	(11,200,200)

Increase	18,805	$413,056	142,486	$3,184,518

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	39,985,762	$506,102,792	80,101,819	$1,038,519,597
Converted from Class B*	2,454,435	31,130,048	1,429,972	18,358,256
Reinvestment of distributions	4,400,057	50,688,649	431,589	5,179,024
Shares reacquired	(52,610,694)	(667,045,386)	(47,379,706)	(601,962,789)
Shares issued in reorganization (See Note 13)	2,156,271	26,522,140	—	—

Increase (decrease)	(3,614,169)	$(52,601,757)	34,583,674	$460,094,088

Class B Shares

Shares sold	259,123	$3,094,646	467,149	$5,797,056
Reinvestment of distributions	210,371	2,303,564	—	—
Shares reacquired	(1,491,769)	(18,070,978)	(2,479,322)	(30,525,253)
Converted to Class A*	(2,588,385)	(31,130,048)	(1,500,727)	(18,358,256)
Shares issued in reorganization (See Note 13)	135,760	1,581,601	—	—

Decrease	(3,474,900)	$(42,221,215)	(3,512,900)	$(43,086,453)

Class C Shares

Shares sold	9,592,080	$115,153,465	26,481,110	$330,738,446
Reinvestment of distributions	1,197,637	13,066,217	—	—
Shares reacquired	(15,179,762)	(183,197,750)	(10,881,312)	(131,285,633)
Shares issued in reorganization (See Note 13)	536,052	6,223,563	—	—

Increase (decrease)	(3,853,993)	$(48,754,505)	15,599,798	$199,452,813

Class F Shares

Shares sold	22,401,344	$279,779,635	47,488,655	$613,663,776
Reinvestment of distributions	1,049,284	12,014,305	113,052	1,349,838
Shares reacquired	(29,070,202)	(369,441,214)	(19,856,321)	(244,823,681)
Shares issued in reorganization (See Note 13)	37,059	453,972	—	—

Increase (decrease)	(5,582,515)	$(77,193,302)	27,745,386	$370,189,933

Class I Shares

Shares sold	17,857,696	$224,988,551	15,499,795	$201,042,105
Reinvestment of distributions	526,879	6,085,451	85,242	1,026,317
Shares reacquired	(8,203,133)	(107,105,769)	(9,643,350)	(117,946,920)
Shares issued in reorganization (See Note 13)	342,949	4,238,850	—	—

Increase	10,524,391	$128,207,083	5,941,687	$84,121,502

Class P Shares

Shares sold	424,212	$5,277,811	701,531	$8,975,649
Reinvestment of distributions	59,153	673,752	5,136	60,973
Shares reacquired	(848,069)	(10,726,453)	(784,591)	(10,161,435)
Shares issued in reorganization (See Note 13)	1,089	13,238	—	—

Decrease	(363,615)	$(4,761,652)	(77,924)	$(1,124,813)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	777,833	$9,731,475	1,743,023	$22,258,410
Reinvestment of distributions	23,061	261,971	327	3,877
Shares reacquired	(687,844)	(8,640,098)	(499,848)	(6,429,314)
Shares issued in reorganization (See Note 13)	851	10,317	—	—

Increase	113,901	$1,363,665	1,243,502	$15,832,973

Class R3 Shares

Shares sold	9,889,962	$123,846,562	11,864,112	$152,455,028
Reinvestment of distributions	386,918	4,418,600	12,471	148,520
Shares reacquired	(3,992,062)	(50,712,344)	(3,043,492)	(39,766,256)
Shares issued in reorganization (See Note 13)	20,100	244,818	—	—

Increase	6,304,918	$77,797,636	8,833,091	$112,837,292

Growth Leaders Fund	Year Ended October 31, 2012		Period Ended October 31, 2011†

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	827,488	$12,762,189	741,893	$11,010,377
Shares reacquired	(356,168)	(5,434,181)	(198,386)	(2,795,313)

Increase	471,320	$7,328,008	543,507	$8,215,064

Class C Shares

Shares sold	118,327	$1,815,979	12,760	$177,222
Shares reacquired	(4,025)	(61,737)	(674)	(9,649)

Increase	114,302	$1,754,242	12,086	$167,573

Class F Shares

Shares sold	236,829	$3,656,780	564,988	$8,008,604
Reinvestment of distributions	17	239	—	—
Shares reacquired	(399,733)	(5,645,144)	(151,971)	(2,179,817)

Increase (decrease)	(162,887)	$(1,988,125)	413,017	$5,828,787

Class I Shares

Shares sold	133,948	$2,032,231	176,705	$2,578,224
Reinvestment of distributions	2	23	—	—
Shares reacquired	(90,997)	(1,382,487)	(42,191)	(541,779)

Increase	42,953	$649,767	134,514	$2,036,445

Class R2 Shares

Shares sold	—	$—	669	$10,037

Increase	—	$—	669	$10,037

Class R3 Shares

Shares sold	302	$4,681	669	$10,037
Shares reacquired	(229)	(3,644)	—	—

Increase	73	$1,037	669	$10,037

Notes to Financial Statements (continued)

International Core Equity Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	3,727,406	$41,287,807	5,431,077	$66,865,824
Converted from Class B*	176,957	1,972,039	172,770	2,118,045
Reinvestment of distributions	787,259	8,030,039	461,749	5,504,062
Shares reacquired	(10,252,135)	(113,126,489)	(11,716,592)	(142,642,633)

Decrease	(5,560,513)	$(61,836,604)	(5,650,996)	$(68,154,702)

Class B Shares

Shares sold	41,508	$454,177	97,051	$1,185,490
Reinvestment of distributions	28,856	291,736	12,172	143,389
Shares reacquired	(625,293)	(6,835,933)	(707,349)	(8,467,456)
Converted to Class A*	(179,135)	(1,972,039)	(175,248)	(2,118,045)

Decrease	(734,064)	$(8,062,059)	(773,374)	$(9,256,622)

Class C Shares

Shares sold	435,377	$4,753,980	624,087	$7,558,239
Reinvestment of distributions	68,444	692,650	25,820	304,674
Shares reacquired	(1,872,058)	(20,516,594)	(2,157,857)	(25,964,464)

Decrease	(1,368,237)	$(15,069,964)	(1,507,950)	$(18,101,551)

Class F Shares

Shares sold	8,371,734	$90,303,015	5,902,735	$71,196,973
Reinvestment of distributions	187,398	1,896,476	33,906	401,453
Shares reacquired	(2,457,327)	(26,960,730)	(1,309,583)	(15,900,801)

Increase	6,101,805	$65,238,761	4,627,058	$55,697,625

Class I Shares

Shares sold	5,807,790	$60,866,395	6,056,012	$73,817,288
Reinvestment of distributions	430,129	4,404,522	364,403	4,361,900
Shares reacquired	(16,582,054)	(180,734,077)	(8,650,892)	(104,247,092)

Decrease	(10,344,135)	$(115,463,160)	(2,230,477)	$(26,067,904)

Class P Shares

Shares sold	5,023	$55,967	17,278	$210,353
Reinvestment of distributions	591	6,018	485	5,747
Shares reacquired	(22,920)	(249,460)	(122,264)	(1,508,434)

Decrease	(17,306)	$(187,475)	(104,501)	$(1,292,334)

Class R2 Shares

Shares sold	20,563	$221,494	19,620	$246,233
Reinvestment of distributions	323	3,297	151	1,801
Shares reacquired	(29,013)	(325,485)	(8,775)	(99,504)

Increase (decrease)	(8,127)	$(100,694)	10,996	$148,530

Class R3 Shares

Shares sold	685,964	$7,557,743	575,644	$6,978,300
Reinvestment of distributions	24,704	249,019	9,577	112,908
Shares reacquired	(323,827)	(3,552,458)	(308,676)	(3,767,218)

Increase	386,841	$4,254,304	276,545	$3,323,990

Notes to Financial Statements (continued)

International Dividend Income Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	56,664,307	$434,591,248	22,238,700	$187,313,303
Reinvestment of distributions	2,852,503	21,595,541	1,162,728	9,775,690
Shares reacquired	(15,575,692)	(118,722,581)	(6,836,394)	(58,116,906)

Increase	43,941,118	$337,464,208	16,565,034	$138,972,087

Class C Shares

Shares sold	7,586,498	$58,324,210	1,850,727	$15,281,234
Reinvestment of distributions	238,003	1,789,711	70,621	592,985
Shares reacquired	(1,035,013)	(7,783,211)	(651,210)	(5,483,306)

Increase	6,789,488	$52,330,710	1,270,138	$10,390,913

Class F Shares

Shares sold	16,261,875	$126,253,262	3,229,799	$27,029,321
Reinvestment of distributions	409,351	3,107,094	68,361	572,480
Shares reacquired	(3,646,404)	(27,845,351)	(1,364,580)	(11,432,859)

Increase	13,024,822	$101,515,005	1,933,580	$16,168,942

Class I Shares

Shares sold	51,100,305	$393,452,662	40,893,914	$334,834,823
Reinvestment of distributions	4,160,567	31,622,657	1,957,711	16,310,360
Shares reacquired	(11,980,127)	(92,074,620)	(2,668,858)	(23,193,268)

Increase	43,280,745	$333,000,699	40,182,767	$327,951,915

Class R2 Shares

Shares sold	59,977	$477,167	884	$7,335
Reinvestment of distributions	376	2,913	50	433
Shares reacquired	(3,857)	(29,286)	—	—

Increase	56,496	$450,794	934	$7,768

Class R3 Shares

Shares sold	4,481,895	$34,454,066	30,256	$248,185
Reinvestment of distributions	148,376	1,138,500	1,149	9,575
Shares reacquired	(467,185)	(3,666,647)	(2,564)	(23,221)

Increase	4,163,086	$31,925,919	28,841	$234,539

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	571,200	$6,970,134	1,150,691	$15,035,819
Converted from Class B*	84,119	1,031,741	107,995	1,412,156
Reinvestment of distributions	48,282	528,688	28,802	373,845
Shares reacquired	(1,902,468)	(23,143,319)	(1,944,941)	(25,406,734)

Decrease	(1,198,867)	$(14,612,756)	(657,453)	$(8,584,914)

Class B Shares

Shares sold	13,973	$163,791	31,006	$395,816
Shares reacquired	(207,503)	(2,417,152)	(257,614)	(3,202,108)
Converted to Class A*	(88,508)	(1,031,741)	(113,693)	(1,412,156)

Decrease	(282,038)	$(3,285,102)	(340,301)	$(4,218,448)

Class C Shares

Shares sold	133,306	$1,541,145	198,688	$2,457,879
Reinvestment of distributions	947	9,818	—	—
Shares reacquired	(391,251)	(4,492,730)	(461,967)	(5,736,735)

Decrease	(256,998)	$(2,941,767)	(263,279)	$(3,278,856)

Class F Shares

Shares sold	27,200	$326,612	66,658	$872,261
Reinvestment of distributions	786	8,537	549	7,072
Shares reacquired	(34,100)	(422,407)	(61,873)	(790,038)

Increase (decrease)	(6,114)	$(87,258)	5,334	$89,295

Class I Shares

Shares sold	668,608	$8,076,274	3,731,275	$50,794,344
Reinvestment of distributions	203,773	2,278,186	127,433	1,691,087
Shares reacquired	(3,754,194)	(46,866,735)	(4,065,081)	(52,681,810)

Decrease	(2,881,813)	$(36,512,275)	(206,373)	$(196,379)

Class P Shares

Shares sold	9,237	$116,256	8,696	$113,721
Reinvestment of distributions	435	4,835	223	2,941
Shares reacquired	(7,514)	(94,510)	(10,434)	(143,808)

Increase (decrease)	2,158	$26,581	(1,515)	$(27,146)

Class R2 Shares

Shares sold	1,414	$17,337	861	$11,208
Reinvestment of distributions	25	268	7	92
Shares reacquired	(2,471)	(29,392)	(408)	(5,415)

Increase (decrease)	(1,032)	$(11,787)	460	$5,885

Class R3 Shares

Shares sold	230,198	$2,766,699	294,165	$3,814,400
Reinvestment of distributions	3,414	36,875	1,137	14,582
Shares reacquired	(185,619)	(2,225,383)	(101,985)	(1,321,638)

Increase	47,993	$578,191	193,317	$2,507,344

Notes to Financial Statements (continued)

Value Opportunities Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	16,555,751	$258,790,532	40,572,808	$642,999,510
Converted from Class B*	86,539	1,336,917	116,216	1,851,249
Reinvestment of distributions	211,564	3,044,400	195,812	2,841,224
Shares reacquired	(20,683,779)	(320,940,218)	(22,941,658)	(347,588,834)

Increase (decrease)	(3,829,925)	$(57,768,369)	17,943,178	$300,103,149

Class B Shares

Shares sold	46,272	$697,395	119,334	$1,826,992
Reinvestment of distributions	3,513	48,759	5,846	82,368
Shares reacquired	(164,436)	(2,472,173)	(293,484)	(4,383,470)
Converted to Class A*	(89,917)	(1,336,917)	(119,985)	(1,851,249)

Decrease	(204,568)	$(3,062,936)	(288,289)	$(4,325,359)

Class C Shares

Shares sold	3,511,263	$52,966,007	10,347,523	$160,773,372
Reinvestment of distributions	56,316	781,663	43,442	611,665
Shares reacquired	(5,397,467)	(81,438,102)	(2,843,088)	(42,098,995)

Increase (decrease)	(1,829,888)	$(27,690,432)	7,547,877	$119,286,042

Class F Shares

Shares sold	13,711,141	$213,852,078	22,230,832	$355,426,842
Reinvestment of distributions	69,134	998,292	43,212	627,438
Shares reacquired	(16,135,037)	(253,947,633)	(8,596,138)	(131,399,436)

Increase (decrease)	(2,354,762)	$(39,097,263)	13,677,906	$224,654,844

Class I Shares

Shares sold	12,381,658	$195,795,308	10,069,306	$164,687,851
Reinvestment of distributions	70,413	1,025,918	65,097	952,376
Shares reacquired	(6,077,148)	(95,981,797)	(4,207,704)	(65,816,748)

Increase	6,374,923	$100,839,429	5,926,699	$99,823,479

Class P Shares

Shares sold	32,674	$507,505	94,923	$1,521,886
Reinvestment of distributions	795	11,405	1,286	18,586
Shares reacquired	(200,514)	(3,140,409)	(173,146)	(2,767,227)

Decrease	(167,045)	$(2,621,499)	(76,937)	$(1,226,755)

Class R2 Shares

Shares sold	501,459	$7,801,233	554,464	$8,612,420
Reinvestment of distributions	1,329	18,938	524	7,548
Shares reacquired	(389,132)	(6,032,819)	(145,378)	(2,272,836)

Increase	113,656	$1,787,352	409,610	$6,347,132

Class R3 Shares

Shares sold	2,867,553	$44,674,892	3,878,230	$60,498,976
Reinvestment of distributions	17,214	245,647	6,944	100,002
Shares reacquired	(1,715,112)	(26,611,496)	(1,018,897)	(16,018,989)

Increase	1,169,655	$18,309,043	2,866,277	$44,579,989

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period June 24, 2011 (commencement of operations) to October 31, 2011.

Notes to Financial Statements (concluded)

13.	REORGANIZATION

As of the close of business on June 15, 2012, Fundamental Equity Fund acquired the net assets of Large Cap Value Fund pursuant to a plan of reorganization approved by Large Cap Value Fund’s shareholders on May 18, 2012. The reorganization permitted Large Cap Value Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund with greater investment flexibility and lower expenses. The acquisition was accomplished by a tax-free exchange whereas holders of 4,041,590 shares of Large Cap Value Fund outstanding on June 15, 2012 received 3,230,131 shares (valued at $39,288,499) of Fundamental Equity Fund. Large Cap Value Fund’s net assets at the date of the acquisition, including $3,457,796 of unrealized appreciation, $7,730 of distributions in excess of net investment income, and $14,876,070 of accumulated net realized losses, were combined with those of Fundamental Equity Fund. The cost basis of securities received from Large Cap Value Fund was carried forward.

The total net assets of Fundamental Equity Fund immediately before the transfer were $4,619,436,391. Total net assets of Large Cap Value Fund immediately before the transfer were $39,288,499. Total net assets of Fundamental Equity Fund immediately after the transfer were $4,658,724,890.

The following table illustrates share conversion ratios of the reorganization on June 15, 2012:

Class	Conversion Ratio
A	0.792366
B	0.826215
C	0.827692
F	0.790408
I	0.790558
P	0.804581
R2	0.814447
R3	0.796634

Had the acquisition been completed on November 1, 2011, the beginning of the current reporting period of Fundamental Equity Fund, the Fund’s condensed pro forma results of operations for the year ended October 31, 2012, would be as follows:

Net investment income	$28,890,815
Net realized and unrealized gain	299,455,283
Net increase in net assets resulting from operations	328,346,098

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Large Cap Value Fund’s portfolio holdings have been included in Fundamental Equity Fund’s Statement of Operations since the date of acquisition.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and the Shareholders of
Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund,
Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund,
Lord Abbett International Dividend Income Fund, Lord Abbett International
Opportunities Fund and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund, (collectively, the “Funds”) seven of the portfolios constituting the Lord Abbett Securities Trust (the “Trust) as of October 31, 2012, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2012

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2012, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments

Lord Abbett Developing Growth Fund, Inc. - Class I	19.59%
Lord Abbett Securities Trust - Lord Abbett International Opportunities Fund - Class I	20.43%
Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund - Class I	9.81%
Lord Abbett Securities Trust - Lord Abbett Micro-Cap Value Fund - Class I	10.26%
Lord Abbett Equity Trust - Lord Abbett Small-Cap Blend Fund - Class I	9.95%
Lord Abbett Research Fund, Inc. - Lord Abbett Small-Cap Value Fund - Class I	19.94%
Lord Abbett Securities Trust - Lord Abbett Value Opportunities Fund - Class I	10.02%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2012, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888–522–2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments

Middleby Corp. (The)	1.93%
Genesee & Wyoming, Inc. Class A	1.92%
Cornerstone OnDemand, Inc.	1.71%
CoStar Group, Inc.	1.58%
Onyx Pharmaceuticals, Inc.	1.57%
United Rentals, Inc.	1.55%
3D Systems Corp.	1.51%
CommVault Systems, Inc.	1.43%
Cavium, Inc.	1.42%
First Solar, Inc.	1.39%

Holdings by Sector*	% of Investments

Consumer Discretionary	11.90%
Consumer Staples	5.86%
Energy	6.72%
Financials	8.60%
Health Care	18.71%
Industrials	13.65%
Information Technology	30.01%
Materials	1.13%
Short-Term Investment	3.42%

Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments

Brunel International NV	1.95%
easyJet plc	1.93%
Debenhams plc	1.87%
FP Corp.	1.82%
Techtronic Industries Co.	1.72%
Tokyo Tatemono Co., Ltd.	1.70%
Park24 Co., Ltd.	1.65%
Catlin Group Ltd.	1.60%
Balfour Beatty plc	1.58%
REXLot Holdings Ltd.	1.57%

Holdings by Sector*	% of Investments

Consumer Discretionary	20.14%
Consumer Staples	7.12%
Energy	8.56%
Financials	18.22%
Health Care	3.02%
Industrials	20.38%
Information Technology	7.76%
Materials	8.47%
Telecommunication Services	0.79%
Utilities	3.07%
Short-Term Investment	2.47%

Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Micro Cap Growth Fund

Ten Largest Holdings	% of Investments

Home Loan Servicing Solutions Ltd.	2.58%
Affymax, Inc.	2.46%
WageWorks, Inc.	2.46%
Eloqua, Inc.	2.42%
NetSpend Holdings, Inc.	2.21%
Lumber Liquidators Holdings, Inc.	2.10%
Imperva, Inc.	2.05%
eHealth, Inc.	1.94%
Vocera Communications, Inc.	1.87%
DexCom, Inc.	1.80%

Holdings by Sector*	% of Investments

Consumer Discretionary	13.78%
Consumer Staples	4.91%
Energy	4.37%
Financials	12.17%
Health Care	32.60%
Industrials	10.38%
Information Technology	18.73%
Short-Term Investment	3.06%

Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – Micro Cap Value Fund

Ten Largest Holdings	% of Investments

Multi-Color Corp.	2.44%
Marlin Business Services Corp.	2.25%
Overhill Farms, Inc.	2.07%
Asbury Automotive Group, Inc.	1.86%
Lithia Motors, Inc. Class A	1.83%
Metropolitan Health Networks, Inc.	1.82%
Rush Enterprises, Inc. Class A	1.74%
SeaCube Container Leasing Ltd.	1.72%
MYR Group, Inc.	1.70%
Territorial Bancorp, Inc.	1.66%

Holdings by Sector*	% of Investments

Consumer Discretionary	10.76%
Consumer Staples	2.07%
Energy	0.35%
Financials	28.33%
Health Care	10.02%
Industrials	28.30%
Information Technology	9.85%
Materials	6.47%
Utilities	2.32%
Short-Term Investment	1.53%

Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Equity Trust – Small Cap Blend Fund

Ten Largest Holdings	% of Investments

Cardtronics, Inc.	2.48%
Jones Lang LaSalle, Inc.	2.22%
Middleby Corp. (The)	2.11%
FleetCor Technologies, Inc.	2.10%
Ocwen Financial Corp.	1.95%
Semtech Corp.	1.93%
Plains Exploration & Production Co.	1.93%
Altisource Portfolio Solutions SA	1.76%
Detour Gold Corp.	1.73%
SS&C Technologies Holdings, Inc.	1.71%

Holdings by Sector*	% of Investments

Consumer Discretionary	11.99%
Consumer Staples	3.89%
Energy	7.81%
Financials	21.73%
Health Care	9.98%
Industrials	17.05%
Information Technology	14.04%
Materials	10.08%
Short-Term Investment	3.43%

Total	100.00%

*	A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments

Cabot Corp.	2.01%
FleetCor Technologies, Inc.	1.65%
Alterra Capital Holdings Ltd.	1.46%
MAXIMUS, Inc.	1.46%
Penske Automotive Group, Inc.	1.43%
Superior Energy Services, Inc.	1.32%
Jack Henry & Associates, Inc.	1.29%
Ryder System, Inc.	1.28%
Littelfuse, Inc.	1.26%
Signature Bank	1.24%

Holdings by Sector*	% of Investments

Consumer Discretionary	11.70%
Consumer Staples	2.42%
Energy	6.02%
Financials	24.61%
Health Care	8.38%
Industrials	19.75%
Information Technology	13.10%
Materials	9.65%
Utilities	2.79%
Short-Term Investment	1.58%

Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments

Watson Pharmaceuticals, Inc.	2.60%
PerkinElmer, Inc.	2.22%
Arch Capital Group Ltd.	2.18%
Rock-Tenn Co. Class A	1.93%
Comerica, Inc.	1.91%
Nuance Communications, Inc.	1.70%
Reliance Steel & Aluminum Co.	1.68%
Signature Bank	1.61%
NV Energy, Inc.	1.61%
PVH Corp.	1.53%

Holdings by Sector*	% of Investments

Consumer Discretionary	8.99%
Consumer Staples	5.54%
Energy	5.29%
Financials	23.87%
Health Care	9.74%
Industrials	12.30%
Information Technology	15.55%
Materials	10.50%
Utilities	6.62%
Short-Term Investment	1.60%

Total	100.00%

*	A sector may comprise several industries.

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees
The following Trustees are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series. Ms. Foster also serves as an officer of each of those funds.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996	Principal Occupation: Formerly was Senior Partner of Lord Abbett (2007 - 2012), Managing Partner (1996 - 2007), and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Trustees
The following Independent Trustees also are trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited (since 2006), and WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012*

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993**

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Lord, Abbett & Co. LLC Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011), and ViaCell, Inc. (2003 - 2007).

*	Election to the Boards of Directors/Trustees of the Lord Abbett Funds effective December 1, 2012.
**	Retirement from the Boards of Directors/Trustees of the Lord Abbett Funds, effective December 31, 2012.

Basic Information About Management (continued)

Officers
None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 2003.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

Thomas B. Maher (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Paul J. Volovich (1973)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 - 2007).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

Supplemental Proxy Information (unaudited)

A special meeting of the shareholders (the “Meeting”) of Large Cap Value Fund was held on May 18, 2012. Large Cap Value Fund was a series of the Trust.

The Meeting was held for the purpose of approving a Plan of Reorganization between Large Cap Value Fund and Lord Abbett Fundamental Equity Fund, providing for: (a) the transfer of all of the assets of Large Cap Value Fund to Fundamental Equity Fund in exchange for shares of the corresponding class of Fundamental Equity Fund and the assumption by Fundamental Equity Fund of all of the liabilities of Large Cap Value Fund; (b) the distribution of such shares to the shareholders of Large Cap Value Fund; and (c) the termination of Large Cap Value Fund.

The results of the shareholder vote on the preceding matter were as follows:

Matter	Votes For	Votes Against	Abstentions

1. Proposal — Approval of a Plan of Reorganization between Large Cap Value Fund and Fundamental Equity Fund.	1,872,475.370	376,963.490	66,995.293

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified income (QDI) for individual shareholders:

Fund Name	DRD	QDI

Fundamental Equity Fund	100%	100%
Growth Leaders Fund	100%	100%
International Core Equity Fund	0%	100%
International Dividend Income Fund	0%	91.22%
International Opportunities Fund	0%	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2012, the following amounts represent long-term capital gains:

Fund Name

Alpha Strategy Fund	$ 2,851,136
Fundamental Equity Fund	96,046,077
Value Opportunities Fund	7,161,018

The International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes

International Core Equity Fund	$28,153,066	$2,061,939
International Dividend Income Fund	84,517,845	6,050,522
International Opportunities Fund	8,899,197	603,796

Lord Abbett Privacy Policy

Your privacy is important to us. We respect every individual’s right to privacy and security of information that personally identifies you or your account with us. That is why we are committed to our Privacy Policy, which is outlined below.

We safeguard, according to strict standards of security and confidentiality, any nonpublic personal information our customers share with us. We do not sell personal information to anyone.

In order to properly execute your transactions, we may collect personal information, such as your name, address and social security number, from the applications or other forms that you complete, through your use of our Website, and from market research companies. We also may collect information about your transactions with us or others, such as your account balance and investment and transaction history.

We may share nonpublic personal information with companies that provide services to us, such as transfer agents, printers, technology vendors and others, for your benefit and for the administration of our business. We require these companies to protect the confidentiality of your nonpublic personal information and to use it only for the purposes for which we disclosed the information.

We do not otherwise share nonpublic personal information we collect about you or any of our customers with anyone, except as required or permitted by law.

Our Website uses cookies, which are small files placed on a computer’s hard drive that allows our Website to recognize that computer each time someone uses it to visit our Website. The file contains information about preferences for using our Website that have been established by someone using that computer. Cookies may also be used to keep track of certain other information regarding the use of our Website, such as Website traffic data, that we may use to make decisions about ways to improve our Website. The cookies we use do not include any information about your personal identity or your accounts.

We protect the integrity and privacy of your information in a number of ways. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to our customers. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800–821–5129. We will be happy to review, correct or update your personal or account information.

Note: If you invest in the Lord Abbett Family of Funds through an account that is controlled by another financial institution, such as a bank or broker-dealer, the other financial institution’s Privacy Policy may apply to you.

This Privacy Notice is being provided on behalf of the following entities:
Lord Abbett Family of Funds
Lord, Abbett & Co. LLC
Lord Abbett Distributor LLC

This page is not part of the Annual Report

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

Lord Abbett Securities Trust

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
Lord Abbett Value Opportunities Fund

LST-2-1012 (12/12)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2012

Lord Abbett Securities Trust
Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2012

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

Micro Cap Growth Fund

For the 12-month period ended October 31, 2012, the Fund returned 4.86%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,1 which returned 12.73% over the same period.

          Global stock markets began the 12-month period on November 1, 2011, with a sharp sell-off. As political leaders toiled to lift the United States and Europe from an ongoing fiscal crisis, investors were on edge and volatility remained high. Equity markets quickly regained footing by November’s end, as investor fears abated following a move by central banks worldwide to stave off rising unemployment and provide a lifeline to ailing government balance sheets. By May, however, markets once again came under pressure: volatility soared, and the S&P 500® Index2 posted its worst monthly decline since the tumultuous month of September 2011. Fearing the demise of the European Union, and facing the threat of

1

global recession, European Central Bank president Mario Draghi made a pledge to keep the eurozone solvent and the United States announced a third round of quantitative easing; such action led equity markets to finish the 12-month period in positive territory.

          Despite the Fund showing positive absolute performance for the year, it lagged the index significantly: security-specific issues within the information technology sector and our large underweight to biotechnology names within the health care sector were among the most notable detractors.

          In addition to our security selection within the information technology sector, our overweight also detracted from Fund performance during the period. Maxwell Technologies, Inc., a manufacturer of energy storage and power delivery solutions used in mass-transit buses and heavy-transportation vehicles, declined on weakening demand from European markets. Audience, Inc., a leading provider of intelligent voice/audio processors, also saw its shares decline after announcing its audio intellectual property would no longer be used in Apple, Inc.’s new iPhone 5.

          Our underweight within the health care sector also detracted from Fund performance; this was predominantly due to our significant underweight to biotechnology names that rallied strongly during the period. We generally are underweight this industry owing to uncertainty surrounding early stage biotechnology companies that commonly have product pipelines still in the clinical trial phase and, thus, typically lack a clear path to profitability. In addition, security selection within the sector detracted from Fund performance. Shares of STAAR Surgical Company, a developer of implantable lenses used in surgical procedures on the human eye, declined sharply following a disappointing earnings report in July. Sagent Pharmaceuticals, Inc., a producer of injectable generic drugs in the United States, also saw its shares decline after management provided weak guidance, citing competitive pressure and supply constraints as key factors weighing on future profitability.

          Within the financials sector, our overweight and security selection contributed to Fund performance. Home BancShares, Inc., a provider of commercial and retail banking, contributed to absolute performance within the sector. Shares of the firm have continued to rise on a resurgence in loan growth, with double-digit growth anticipated to carry profits into 2013. Home Loan Servicing Solutions, Ltd. also saw its shares rise following an initial public offering in February 2012. The servicer of mortgage loans has continued to see strong growth, as more banks seek to sell off mortgage assets in an effort to meet new regulatory requirements.

          Also benefiting relative performance was our underweight within the energy sector; the sector often provides fewer high-quality microcap names due to the

2

capital-intensive nature of many energy based industries. A number of notable securities did, however, benefit Fund performance within the sector, including Kodial Oil & Gas Corp. The United States-based producer of crude oil and natural gas has seen its revenue grow substantially after ramping up production in one of the most prolific oil plains in North America. Shares of GasLog Ltd., an international shipper of liquefied natural gas, also benefited Fund performance during the period, as the firm’s fleet of natural gas tankers is anticipated to expand in 2013, which should benefit cash flows.

Micro Cap Value Fund

For the 12-month period ended October 31, 2012, the Fund returned 15.91%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, Russell Micro-Cap Value Index,3 which returned 19.08% over the same period.

          A strong performance by domestic equities was overshadowed by persistent economic uncertainty during the 12-month period. Investors were forced to weigh the negative impacts of the European sovereign debt crisis, decelerating growth in China, and the fragile U.S. economy against the positive effects of global monetary easing and signs of a U.S. housing recovery. In a difficult environment for active money managers, the Fund underperformed during the period by 3.17% relative to the index. Performance lagged most notably in the second quarter of 2012, which accounted for the majority of the Fund’s overall underperformance on a relative basis.

          During the period, notable detractors from the Fund’s overall relative performance included two information technology holdings, AXT, Inc. and Lattice Semiconductor Corp. After climbing in the first months of 2012, shares of AXT, Inc., a producer of semiconductor substrates, reversed course, starting in March. The weakness was attributed to the lowered guidance of a significant end customer, and was exacerbated days later when AXT, Inc. guided lower on weak gallium pricing. Due to fundamental disappointments, we closed the position in August 2012. For Lattice Semiconductor Corp., a developer of programmable logic devices, the weakening European economy was blamed for a negative revision in guidance. In September 2012, we decided to exit the position based on fundamental concerns. Industrials holding Commercial Vehicle Group, Inc. was another notable detractor from the Fund’s relative performance. The product supplier of commercial vehicle components continued to experience growth in both earnings and revenues. However, perceived headwinds, such as softening demand within the heavy duty truck market, as well as weakness in the global construction market, weighed on share price. Energy holding Tesco Corp. struggled during the period. The manufacturer and servicer of oil and

3

natural gas drilling equipment experienced a tough second quarter, as a slowdown in North American activity, coupled with continued issues with gear box casting, were viewed negatively by investors.

          Notable contributors to the Fund’s overall relative performance include materials holding TPC Group, Inc., financials holding Marlin Business Services Corp., industrials holding H&E Equipment Services, Inc., and financials holding Homeowners Choice, Inc. Shares of TPC Group, Inc., a producer of products derived from petrochemical raw materials, moved up significantly in early 2012, which was attributed to a rise in butadiene prices. In August 2012, the company announced it would be acquired by First Reserve Corporation and SK Capital Partners. Marlin Business Services Corp., which provides commercial equipment financing solutions, capitalized on four straight quarters of positive earnings surprises. The company continued to build momentum as the period ended, with net interest income at an all-time high and improving operating efficiency. H & E Equipment Services, Inc., an equipment services company, benefited from improving market trends as well as strong revenues during the period. During September 2012, the company completed a $7 one-time cash dividend that was viewed as positive by investors. Shares of Homeowners Choice, Inc., an insurance holding company, were positively affected by Florida regulators approval of a rate increase in November 2011, policies acquired from HomeWise Insurance, and a 33% increase in annual dividend payout effective March 2012. These three factors contributed to the steady climb in share price throughout the period.

          Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Russell Microcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges

4

and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

5

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index and the Russell Microcap® Growth Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years
Class A3	-1.14%	-1.43%	11.64%
Class I4	5.10%	0.00%	12.59%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC required uniform method to compute such return.

[4] Performance is at net asset value.

6

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Index and the Russell Microcap® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2012

	1 Year	5 Years	10 Years
Class A3	9.23%	-1.39%	11.25%
Class I4	16.21%	0.03%	12.21%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2012, is calculated using the SEC required uniform method to compute such return.

[4] Performance is at net asset value.

7

Expense Example

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 through October 31, 2012).

Actual Expenses

          For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/12—10/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Micro Cap Growth Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$909.90	$10.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.56	$10.63
Class I
Actual	$1,000.00	$911.00	$8.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.82	$9.37

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (2.10% for Class A and 1.85% for Class I) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
October 31, 2012

Sector*	%**
Consumer Discretionary	13.78%
Consumer Staples	4.91%
Energy	4.37%
Financials	12.17%
Health Care	32.60%
Industrials	10.38%
Information Technology	18.73%
Short-Term Investment	3.06%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Micro Cap Value Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	5/1/12	10/31/12	5/1/12 - 10/31/12

Class A
Actual	$1,000.00	$1,020.80	$10.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.82	$10.38
Class I
Actual	$1,000.00	$1,022.50	$9.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.08	$9.12

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (2.05% for Class A and 1.80% for Class I) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one year period).

Portfolio Holdings Presented by Sector
October 31, 2012

Sector*	%**
Consumer Discretionary	10.76%
Consumer Staples	2.07%
Energy	0.35%
Financials	28.33%
Health Care	10.02%
Industrials	28.30%
Information Technology	9.85%
Materials	6.47%
Utilities	2.32%
Short-Term Investment	1.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

10

Schedule of Investments
MICRO CAP GROWTH FUND October 31, 2012

Investments	Shares	Fair Value (000)

LONG-TERM INVESTMENTS 97.11%

COMMON STOCKS 97.11%

Air Freight & Logistics 1.01%
Echo Global Logistics, Inc.*	60,902	$1,024

Biotechnology 13.65%
Achillion
Pharmaceuticals, Inc.*	184,336	1,740
Aegerion
Pharmaceuticals, Inc.*	31,885	717
Affymax, Inc.*	109,763	2,501
Array BioPharma, Inc.*	345,845	1,432
Celldex Therapeutics, Inc.*	274,473	1,512
Dynavax Technologies Corp.*	272,465	1,128
Genomic Health, Inc.*	27,732	867
Puma Biotechnology, Inc.*	32,900	678
Rigel Pharmaceuticals, Inc.*	183,804	1,638
Sarepta Therapeutics, Inc.*	76,112	1,622

Total		13,835

Commercial Banks 3.39%
Home BancShares, Inc.	47,624	1,650
Western Alliance Bancorp*	174,096	1,786

Total		3,436

Commercial Services & Supplies 0.96%
Encore Capital Group, Inc.*	33,565	973

Consumer Finance 2.21%
NetSpend Holdings, Inc.*	209,456	2,243

Diversified Consumer Services 1.06%
LifeLock, Inc.*	147,584	1,070

Electrical Equipment 1.63%
Capstone Turbine Corp.*	526,259	526
Thermon Group
Holdings, Inc.*	45,449	1,129

Total		1,655

Investments	Shares	Fair Value (000)

Electronic Equipment, Instruments & Components 0.50%
FARO Technologies, Inc.*	12,589	$506

Energy Equipment & Services 2.88%
Geospace Technologies Corp.*	10,852	703
Global Geophysical Services, Inc.*	174,083	804
RigNet, Inc.*	76,112	1,413

Total		2,920

Food & Staples Retailing 0.96%
Natural Grocers by Vitamin Cottage, Inc.*	48,245	978

Food Products 2.90%
Annie’s, Inc.*	44,265	1,748
Smart Balance, Inc.*	99,816	1,188

Total		2,936

Health Care Equipment & Supplies 9.84%
Conceptus, Inc.*	85,465	1,610
DexCom, Inc.*	139,235	1,824
Endologix, Inc.*	19,568	263
Insulet Corp.*	50,833	1,078
Novadaq Technologies, Inc. (Canada)*(a)	132,165	1,520
OraSure Technologies, Inc.*	131,679	1,193
SurModics, Inc.*	53,888	969
Vascular Solutions, Inc.*	100,509	1,515

Total		9,972

Health Care Providers & Services 1.70%
IPC The Hospitalist Co., Inc.*	21,162	730
MWI Veterinary Supply, Inc.*	9,449	992

Total		1,722

Health Care Technology 4.84%
Greenway Medical
Technologies*	99,250	1,647
HealthStream, Inc.*	53,300	1,361
Vocera Communications, Inc.*	70,742	1,902

Total		4,910

See Notes to Financial Statements.	11

Schedule of Investments (continued)
MICRO CAP GROWTH FUND October 31, 2012

Investments	Shares	Fair Value (000)

Hotels, Restaurants & Leisure 1.68%
Chuy’s Holdings, Inc.*	42,321	$1,034
Ignite Restaurant Group, Inc.*	58,182	667

Total		1,701

Household Durables 0.51%
iRobot Corp.*	29,039	522

Information Technology Services 1.27%
EPAM Systems, Inc.*	71,373	1,283

Insurance 2.88%
eHealth, Inc.*	90,622	1,966
Hilltop Holdings, Inc.*	69,894	950

Total		2,916

Internet & Catalog Retail 0.98%
Blue Nile, Inc.*	26,215	990

Internet Software & Services 8.27%
Angie’s List, Inc.*	138,706	1,587
Cornerstone OnDemand, Inc.*	57,422	1,607
Demandware, Inc.*	30,295	899
E2open, Inc.*	61,069	1,069
LivePerson, Inc.*	54,244	851
Trulia, Inc.*	47,579	1,073
Velti plc (Ireland)*(a)	178,247	1,301

Total		8,387

Leisure Equipment & Products 0.73%
Arctic Cat, Inc.*	20,393	740

Life Sciences Tools & Services 1.25%
Fluidigm Corp.*	83,958	1,267

Machinery 3.08%
Dynamic Materials Corp.	48,060	645
Proto Labs, Inc.*	25,537	886
RBC Bearings, Inc.*	32,155	1,597

Total		3,128

Media 1.72%
Shutterstock, Inc.*	73,400	1,743

Investments	Shares	Fair Value (000)

Oil, Gas & Consumable Fuels 1.50%
GasLog Ltd. (Monaco)*(a)	131,401	$1,516

Personal Products 1.06%
Schiff Nutrition International, Inc.*	31,637	1,071

Pharmaceuticals 1.38%
Pacira Pharmaceuticals, Inc.	88,424	1,404

Professional Services 2.46%
WageWorks, Inc.*	128,646	2,495

Semiconductors & Semiconductor Equipment 2.08%
Monolithic Power Systems, Inc.*	54,867	1,066
PDF Solutions, Inc.*	78,958	1,046

Total		2,112

Software 6.64%
Allot Communications Ltd. (Israel)*(a)	29,257	684
Eloqua, Inc.*	105,399	2,459
Imperva, Inc.*	65,994	2,081
Proofpoint, Inc.*	114,556	1,513

Total		6,737

Specialty Retail 5.69%
Hibbett Sports, Inc.*	17,733	957
Lithia Motors, Inc. Class A	29,199	999
Lumber Liquidators Holdings, Inc.*	38,188	2,132
Tilly’s, Inc.*	103,924	1,677

Total		5,765

Textiles, Apparel & Luxury Goods 1.44%
G-III Apparel Group Ltd.*	39,562	1,462

Thrifts & Mortgage Finance 3.71%
Home Loan Servicing Solutions Ltd.	135,222	2,624
ViewPoint Financial Group, Inc.	54,582	1,135

Total		3,759

12	See Notes to Financial Statements.

Schedule of Investments (concluded)
MICRO CAP GROWTH FUND October 31, 2012

Investments	Shares	Fair Value (000)

Trading Companies & Distributors 1.25%
DXP Enterprises, Inc.*	25,820	$1,271

Total Common Stocks (cost $85,939,126)		98,449

WARRANT 0.00%

Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp.*(b) (cost $0)	13,683	—	(c)

Total Long-Term Investments (cost $85,939,126)		98,449

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 3.06%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $3,030,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $3,174,352; proceeds: $3,108,868 (cost $3,108,867)	$3,109	$3,109

Total Investments in Securities 100.17% (cost $89,047,993)		101,558

Liabilities in Excess of Other Assets (0.17)%		(177)

Net Assets 100.00%		$101,381

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $10.50 and expiration date of 10/14/2013.
(c)	Valued at zero as of October 31, 2012.

See Notes to Financial Statements.	13

Schedule of Investments
MICRO CAP VALUE FUND October 31, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 98.60%

Aerospace & Defense 1.28%
CPI Aerostructures, Inc.*	147,900	$1,628

Auto Components 2.94%
Dorman Products, Inc.*	55,000	1,680
Drew Industries, Inc.*	65,275	2,068

Total		3,748

Chemicals 4.14%
Balchem Corp.	41,400	1,442
KMG Chemicals, Inc.	108,648	1,856
Quaker Chemical Corp.	37,400	1,982

Total		5,280

Commercial Banks 15.21%
Bank of Marin Bancorp	41,800	1,560
Bryn Mawr Bank Corp.	69,782	1,580
CoBiz Financial, Inc.	141,974	1,012
Lakeland Financial Corp.	50,000	1,334
MidSouth Bancorp, Inc.	127,946	1,983
Northrim BanCorp, Inc.	76,074	1,714
Park Sterling Corp.*	237,900	1,190
Sandy Spring Bancorp, Inc.	104,891	2,006
SCBT Financial Corp.	47,960	1,903
Southern National Bancorp of Virginia, Inc.	126,400	1,029
Sterling Bancorp	215,394	2,057
Washington Banking Co.	147,701	2,019

Total		19,387

Commercial Services & Supplies 8.12%
McGrath RentCorp	69,200	1,817
Mobile Mini, Inc.*	102,494	1,786
Multi-Color Corp.	136,886	3,110
Team, Inc.*	56,900	1,865
TMS International Corp. Class A*	169,100	1,772

Total		10,350

Investments	Shares	Fair Value (000)

Communications Equipment 0.71%
Bel Fuse, Inc. Class B	54,996	$911

Computers & Peripherals 1.64%
Electronics for Imaging, Inc.*	120,600	2,094

Construction & Engineering 1.70%
MYR Group, Inc.*	102,400	2,169

Diversified Financial Services 2.25%
Marlin Business Services Corp.	127,068	2,870

Electrical Equipment 2.63%
AZZ, Inc.	19,200	757
Powell Industries, Inc.*	25,200	1,003
Thermon Group Holdings, Inc.*	63,900	1,587

Total		3,347

Electronic Equipment, Instruments & Components 3.76%
CTS Corp.	203,825	1,688
Measurement Specialties, Inc.*	54,400	1,774
Methode Electronics, Inc.	132,000	1,336

Total		4,798

Energy Equipment & Services 0.35%
Tesco Corp.*	50,700	447

Food Products 2.08%
Overhill Farms, Inc.*	587,957	2,646

Gas Utilities 1.17%
Chesapeake Utilities Corp.	31,600	1,484

Health Care Equipment & Supplies 3.51%
ICU Medical, Inc.*	33,300	1,976
Merit Medical Systems, Inc.*	99,125	1,431
SurModics, Inc.*	59,015	1,061

Total		4,468

14	See Notes to Financial Statements.

Schedule of Investments (continued)
MICRO CAP VALUE FUND October 31, 2012

Investments	Shares	Fair Value (000)

Health Care Providers & Services 6.52%
BioScrip, Inc.*	157,200	$1,448
CorVel Corp.*	33,920	1,443
Gentiva Health Services, Inc.*	122,618	1,152
Metropolitan Health Networks, Inc.*	212,000	2,317
U.S. Physical Therapy, Inc.	73,245	1,956

Total		8,316

Hotels, Restaurants & Leisure 1.49%
Caribou Coffee Co., Inc.*	86,500	1,035
Marcus Corp. (The)	79,732	869

Total		1,904

Information Technology Services 2.70%
Computer Task Group, Inc.*	102,135	1,905
Virtusa Corp.*	89,400	1,534

Total		3,439

Insurance 2.15%
Donegal Group, Inc. Class A	121,108	1,569
Homeowners Choice, Inc.	53,000	1,177

Total		2,746

Machinery 0.72%
Commercial Vehicle Group, Inc.*	120,228	913

Metals & Mining 1.27%
Universal Stainless & Alloy Products, Inc.*	47,131	1,621

Paper & Forest Products 1.06%
Neenah Paper, Inc.	52,275	1,354

Professional Services 0.99%
Exponent, Inc.*	22,839	1,256

Real Estate Investment Trusts 3.20%
Campus Crest
Communities, Inc.	157,400	1,746
Parkway Properties, Inc.	89,800	1,236
Terreno Realty Corp.	72,100	1,100

Total		4,082

Investments	Shares	Fair Value (000)

Road & Rail 4.31%
Celadon Group, Inc.	111,400	$1,905
Marten Transport Ltd.	98,403	1,820
Roadrunner Transportation Systems, Inc.*	101,600	1,771

Total		5,496

Semiconductors & Semiconductor Equipment 1.04%
Pericom Semiconductor Corp.*	172,127	1,331

Specialty Retail 6.35%
America’s Car-Mart, Inc.*	33,750	1,413
Asbury Automotive Group, Inc.*	74,900	2,376
Lithia Motors, Inc. Class A	68,400	2,339
Shoe Carnival, Inc.	83,900	1,961

Total		8,089

Thrifts & Mortgage Finance 5.55%
Brookline Bancorp, Inc.	148,800	1,262
Federal Agricultural Mortgage Corp. Class C	25,034	705
First PacTrust Bancorp, Inc.	135,817	1,597
HomeStreet, Inc.*	31,300	1,402
Territorial Bancorp, Inc.	93,500	2,113

Total		7,079

Trading Companies & Distributors 8.60%
CAI International, Inc.*	95,200	2,110
Essex Rental Corp.*	366,584	1,250
H&E Equipment Services, Inc.	124,100	1,889
Rush Enterprises, Inc. Class A*	116,939	2,222
SeaCube Container Leasing Ltd.	118,824	2,200
Titan Machinery, Inc.*	54,600	1,291

Total		10,962

See Notes to Financial Statements.	15

Schedule of Investments (concluded)
MICRO CAP VALUE FUND October 31, 2012

Investments	Shares	Fair Value (000)

Water Utilities 1.16%
Connecticut Water Service, Inc.	48,300	$1,479

Total Common Stocks (cost $103,144,924)		125,694

	Principal Amount (000)

SHORT-TERM INVESTMENT 1.53%

Repurchase Agreement
Repurchase Agreement dated 10/31/2012, 0.01% due 11/1/2012 with Fixed Income Clearing Corp. collateralized by $1,900,000 of U.S. Treasury Note at 2.625% due 6/30/2014; value: $1,990,518; proceeds: $1,950,694 (cost $1,950,694)	$1,950	1,950

Total Investments in Securities 100.13% (cost $105,095,618)		127,644

Liabilities in Excess of Other Assets (0.13)%		(170)

Net Assets 100.00%		$127,474

*	Non-income producing security.

16	See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 2012

	Micro Cap Growth Fund	Micro Cap Value Fund
ASSETS:
Investments in securities, at cost	$89,047,993	$105,095,618

Investments in securities, at fair value	$101,558,227	$127,644,422
Receivables:
Interest and dividends	14,875	53,684
Investment securities sold	—	52,247
Prepaid expenses	4,072	12,214

Total assets	101,577,174	127,762,567

LIABILITIES:
Payables:
Investment securities purchased	—	11,211
Capital shares reacquired	—	43,366
Management fee	132,964	162,310
12b-1 distribution fees	2,621	6,767
Trustees’ fees	7,702	10,013
Fund administration	3,546	4,328
To affiliate (See Note 3)	13,525	13,673
Accrued expenses	35,480	36,659

Total liabilities	195,838	288,327

NET ASSETS	$101,381,336	$127,474,240

COMPOSITION OF NET ASSETS:
Paid-in capital	$90,309,525	$109,695,110
Accumulated net investment loss	(1,617,640)	(418,815)
Accumulated net realized gain (loss) on investments	179,217	(4,350,859)
Net unrealized appreciation on investments	12,510,234	22,548,804

Net Assets	$101,381,336	$127,474,240

Net assets by class:
Class A Shares	$11,484,125	$30,511,851
Class I Shares	$89,897,211	$96,962,389
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	818,717	1,150,421
Class I Shares	6,141,451	3,549,393
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.03	$26.52
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$14.89	$28.14
Class I Shares-Net asset value	$14.64	$27.32

See Notes to Financial Statements.	17

Statements of Operations
For the Year Ended October 31, 2012

	Micro Cap Growth Fund	Micro Cap Value Fund
Investment income:
Dividends	$170,852	$2,162,614
Interest	266	209

Total investment income	171,118	2,162,823

Expenses:
Management fee	1,594,144	1,895,619
12b-1 distribution plan-Class A	31,068	72,085
Shareholder servicing	19,757	33,047
Professional	42,212	42,311
Reports to shareholders	7,850	9,353
Fund administration	42,511	50,550
Custody	17,654	8,141
Trustees’ fees	3,820	4,521
Registration	28,862	28,442
Subsidy (See Note 3)	194,624	198,877
Other	3,318	3,761

Gross expenses	1,985,820	2,346,707
Expense reductions (See Note 7)	(13)	(26)

Net expenses	1,985,807	2,346,681

Net investment loss	(1,814,689)	(183,858)

Net realized and unrealized gain:
Net realized gain on investments	1,219,638	3,480,033
Net change in unrealized appreciation/depreciation on investments	6,331,957	15,593,852

Net realized and unrealized gain	7,551,595	19,073,885

Net Increase in Net Assets Resulting From Operations	$5,736,906	$18,890,027

18	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Micro Cap Growth Fund

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(1,814,689)	$(2,070,238)
Net realized gain on investments	1,219,638	24,812,106
Net change in unrealized appreciation/depreciation on investments	6,331,957	(19,800,201)

Net increase in net assets resulting from operations	5,736,906	2,941,667

Distributions to shareholders from:
Net realized gain
Class A	(2,348,826)	—
Class I	(13,998,254)	—

Total distributions to shareholders	(16,347,080)	—

Capital share transactions (See Note 11):
Net proceeds from sales of shares	4,579,643	14,332,083
Reinvestment of distributions	14,787,271	—
Cost of shares reacquired	(16,580,478)	(11,880,855)

Net increase in net assets resulting from capital share transactions	2,786,436	2,451,228

Net increase (decrease) in net assets	(7,823,738)	5,392,895

NET ASSETS:
Beginning of year	$109,205,074	$103,812,179

End of year	$101,381,336	$109,205,074

Accumulated net investment loss	$(1,617,640)	$(89,587)

See Notes to Financial Statements.	19

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund

INCREASE IN NET ASSETS	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(183,858)	$(1,339,550)
Net realized gain on investments	3,480,033	7,571,775
Net change in unrealized appreciation/depreciation on investments	15,593,852	(9,989,094)

Net increase (decrease) in net assets resulting from operations	18,890,027	(3,756,869)

Capital share transactions (See Note 11):
Net proceeds from sales of shares	1,918,385	29,570,017
Cost of shares reacquired	(14,368,859)	(20,785,659)

Net increase (decrease) in net assets resulting from capital share transactions	(12,450,474)	8,784,358

Net increase in net assets	6,439,553	5,027,489

NET ASSETS:
Beginning of year	$121,034,687	$116,007,198

End of year	$127,474,240	$121,034,687

Accumulated net investment loss	$(418,815)	$(7,446)

20	See Notes to Financial Statements.

Financial Highlights
MICRO CAP GROWTH FUND

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.98	$15.47	$11.32	$9.07	$17.36

Investment operations:
Net investment loss(a)	(.28)	(.33)	(.27)	(.19)	(.24)
Net realized and unrealized gain (loss)	.79	.84	4.42	2.44	(7.71)

Total from investment operations	.51	.51	4.15	2.25	(7.95)

Distributions to shareholders from:
Net realized gain	(2.46)	—	—	—	(.34)

Net asset value, end of year	$14.03	$15.98	$15.47	$11.32	$9.07

Total Return(b)	4.86%	3.30%	36.66%	24.81%	(46.57)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.09%	2.07%	2.10%	2.09%	2.09%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.09%	2.07%	2.10%	2.09%	2.09%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.09%	2.07%	2.11%	2.30%	2.23%

Net investment loss	(1.92)%	(1.98)%	(2.03)%	(1.99)%	(1.88)%

Supplemental Data:

Net assets, end of year (000)	$11,484	$15,271	$13,779	$10,421	$5,264
Portfolio turnover rate	119.77%	120.62%	115.89%	147.34%	173.93%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (concluded)
MICRO CAP GROWTH FUND

	Class I Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$16.52	$15.96	$11.65	$9.31	$17.76

Investment operations:
Net investment loss(a)	(.25)	(.30)	(.24)	(.17)	(.22)
Net realized and unrealized gain (loss)	.83	.86	4.55	2.51	(7.89)

Total from investment operations	.58	.56	4.31	2.34	(8.11)

Distributions to shareholders from:
Net realized gain	(2.46)	—	—	—	(.34)

Net asset value, end of year	$14.64	$16.52	$15.96	$11.65	$9.31

Total Return(b)	5.10%	3.57%	37.00%	25.13%	(46.41)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.84%	1.82%	1.85%	1.85%	1.84%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.84%	1.82%	1.85%	1.85%	1.84%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.84%	1.82%	1.86%	2.05%	1.98%

Net investment loss	(1.68)%	(1.73)%	(1.78)%	(1.75)%	(1.64)%

Supplemental Data:

Net assets, end of year (000)	$89,897	$93,934	$90,033	$53,973	$44,336
Portfolio turnover rate	119.77%	120.62%	115.89%	147.34%	173.93%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Financial Highlights
MICRO CAP VALUE FUND

	Class A Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.88	$23.33	$18.57	$16.94	$28.90

Investment operations:
Net investment loss(a)	(.08)	(.29)	(.31)	(.19)	(.22)
Net realized and unrealized gain (loss)	3.72	(.16)	5.07	1.82	(9.79)

Total from investment operations	3.64	(.45)	4.76	1.63	(10.01)

Distributions to shareholders from:
Net realized gain	—	—	—	—	(1.95)

Net asset value, end of year	$26.52	$22.88	$23.33	$18.57	$16.94

Total Return(b)	15.91%	(1.93)%	25.63%	9.62%	(36.82)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.05%	2.04%	2.06%	2.10%	2.09%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.05%	2.04%	2.06%	2.10%	2.08%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.05%	2.04%	2.06%	2.22%	2.14%

Net investment loss	(.32)%	(1.17)%	(1.48)%	(1.14)%	(.95)%

Supplemental Data:

Net assets, end of year (000)	$30,512	$26,239	$30,139	$22,730	$17,522
Portfolio turnover rate	34.25%	56.97%	48.03%	42.27%	56.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Financial Highlights (concluded)
MICRO CAP VALUE FUND

	Class I Shares

	Year Ended 10/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$23.50	$23.91	$18.98	$17.27	$29.36

Investment operations:
Net investment loss(a)	(.02)	(.24)	(.27)	(.15)	(.16)
Net realized and unrealized gain (loss)	3.84	(.17)	5.20	1.86	(9.98)

Total from investment operations	3.82	(.41)	4.93	1.71	(10.14)

Distributions to shareholders from:
Net realized gain	—	—	—	—	(1.95)

Net asset value, end of year	$27.32	$23.50	$23.91	$18.98	$17.27

Total Return(b)	16.21%	(1.67)%	25.97%	9.90%	(36.68)%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.80%	1.79%	1.81%	1.85%	1.84%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.80%	1.79%	1.81%	1.85%	1.83%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.80%	1.79%	1.81%	1.97%	1.89%

Net investment loss	(.09)%	(.92)%	(1.23)%	(.90)%	(.70)%

Supplemental Data:

Net assets, end of year (000)	$96,962	$94,796	$85,868	$57,977	$47,883
Portfolio turnover rate	34.25%	56.97%	48.03%	42.27%	56.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

24	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of nine funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as

25

Notes to Financial Statements (continued)

reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2009 through October 31, 2012. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear class-specific expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)

Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

26

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing each Fund’s investments carried at fair value:

	Micro Cap Growth Fund					Micro Cap Value Fund

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)		Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$98,449	$—	$—		$98,449	$125,694	$—	$—	$125,694
Warrant	—	—	—	(1)	—	—	—	—	—
Repurchase Agreement	—	3,109	—		3,109	—	1,950	—	1,950

Total	$98,449	$3,109	$—		$101,558	$125,694	$1,950	$—	$127,644

*	See Schedule of Investments for fair values in each industry.

(1)	Fair valued at zero as of October 31, 2012. Fair values were zero at the beginning and end of the period.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was the Funds’ annualized effective management fee rate for the fiscal year ended October 31, 2012.

27

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2012 and continuing through February 28, 2013, Lord Abbett contractually agreed to waive all or a portion of its management fee for each Fund and, if necessary, reimburse each Fund’s other expenses to the extent necessary so that each class’ total net annual operating expenses, excluding 12b-1 fees, do not exceed an annualized rate of 1.85%. This agreement may be terminated, with respect to each Fund only upon the approval of the Board.

The Funds, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (the “Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2012, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 82.93% and 68.86%, respectively.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at an annual rate of .25% based upon each Fund’s average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to Micro Cap Growth Fund’s fiscal year ended October 31, 2012, a long-term capital gain distribution of approximately $736,000 was declared on November 16, 2012 and paid on November 20, 2012 to shareholders of record on November 19, 2012.

28

Notes to Financial Statements (continued)

As of October 31, 2012, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund

Undistributed long-term capital gains	$735,409	$—

Total undistributed earnings	$735,409	$—
Capital loss carryforwards*	—	(4,255,555)
Temporary differences	(1,085,726)	(161,437)
Unrealized gains – net	11,422,128	22,196,122

Total accumulated gains – net	$11,071,811	$17,779,130

*	As of October 31, 2012, Micro Cap Value Fund had a capital loss carryforward of $4,255,555, set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2012 as follows:

Micro Cap Growth Fund	$1,078,024
Micro Cap Value Fund	151,424

As of October 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap Growth Fund	Micro Cap Value Fund

Tax cost	$90,136,099	$105,448,300

Gross unrealized gain	16,081,468	25,290,684
Gross unrealized loss	(4,659,340)	(3,094,562)

Net unrealized security gain	$11,422,128	$22,196,122

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Micro Cap Growth Fund	$286,636	$(286,636)	$—
Micro Cap Value Fund	(227,511)	78,544	148,967

The permanent differences are attributable to the tax treatment of certain securities and net operating losses.

29

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2012 were as follows:

	Purchases	Sales

Micro Cap Growth Fund	$124,362,195	$139,122,535
Micro Cap Value Fund	42,543,441	53,536,630

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2012.

6.	TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Funds and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Funds’ Statements of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of October 31, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Funds and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

30

Notes to Financial Statements (concluded)

10.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

These factors can affect each Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	80,587	$1,191,934	67,906	$1,138,505
Reinvestment of distributions	125,804	1,593,934	—	—
Shares reacquired	(343,431)	(4,640,849)	(2,966)	(45,750)

Increase (decrease)	(137,040)	$(1,854,981)	64,940	$1,092,755

Class I Shares

Shares sold	230,718	$3,387,709	730,124	$13,193,578
Reinvestment of distributions	1,000,253	13,193,337	—	—
Shares reacquired	(774,017)	(11,939,629)	(687,583)	(11,835,105)

Increase	456,954	$4,641,417	42,541	$1,358,473

Micro Cap Value Fund	Year Ended October 31, 2012		Year Ended October 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	25,487	$648,867	117,157	$2,875,802
Shares reacquired	(21,988)	(539,590)	(262,120)	(5,733,339)

Increase (decrease)	3,499	$109,277	(144,963)	$(2,857,537)

Class I Shares

Shares sold	50,766	$1,269,518	998,515	$26,694,215
Shares reacquired	(534,409)	(13,829,269)	(557,135)	(15,052,320)

Increase (decrease)	(483,643)	$(12,559,751)	441,380	$11,641,895

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and Shareholders of
Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund, two of the portfolios constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2012, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2012

32

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to Trust and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Trust’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees
The following Trustees are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series. Ms. Foster also serves as an officer of each of those funds.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation and Other Directorships During the Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996	Principal Occupation: Formerly was Senior Partner of Lord Abbett (2007 – 2012), Managing Partner (1996 – 2007), and Chief Investment Officer (1995 – 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Trustees
The following Independent Trustees also are trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010) and Adelphia Communications Inc. (2003 – 2007).

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 – 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited (since 2006), and WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 – 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012*

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993**

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 – 2010).

34

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 – 2011), and ViaCell, Inc. (2003 – 2007).

*	Election to the Boards of Directors/Trustees of the Lord Abbett Funds effective December 1, 2012.
**	Retirement from the Boards of Directors/Trustees of the Lord Abbett Funds effective December 31, 2012.

Officers
None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Portfolio Manager, joined Lord Abbett in 2003.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2001.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2006	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Partner and Portfolio Manager, rejoined Lord Abbett in 2007.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Steven M. Lipper (1961)	Vice President	Elected in 2011	Director, Product Management, joined Lord Abbett in 2004.

Thomas B. Maher (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Paul J. Volovich (1973)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005 – 2007).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Trust’s Trustees. It is available free upon request.

37

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid by Micro Cap Growth Fund to shareholders during the fiscal year ended October 31, 2012, $16,347,080 represents long-term capital gains.

38

Lord Abbett Privacy Policy

Your privacy is important to us. We respect every individual’s right to privacy and security of information that personally identifies you or your account with us. That is why we are committed to our Privacy Policy, which is outlined below.

We safeguard, according to strict standards of security and confidentiality, any nonpublic personal information our customers share with us. We do not sell personal information to anyone.

In order to properly execute your transactions, we may collect personal information, such as your name, address and social security number, from the applications or other forms that you complete, through your use of our Website, and from market research companies. We also may collect information about your transactions with us or others, such as your account balance and investment and transaction history.

We may share nonpublic personal information with companies that provide services to us, such as transfer agents, printers, technology vendors and others, for your benefit and for the administration of our business. We require these companies to protect the confidentiality of your nonpublic personal information and to use it only for the purposes for which we disclosed the information.

We do not otherwise share nonpublic personal information we collect about you or any of our customers with anyone, except as required or permitted by law.

Our Website uses cookies, which are small files placed on a computer’s hard drive that allows our Website to recognize that computer each time someone uses it to visit our Website. The file contains information about preferences for using our Website that have been established by someone using that computer. Cookies may also be used to keep track of certain other information regarding the use of our Website, such as Website traffic data, that we may use to make decisions about ways to improve our Website. The cookies we use do not include any information about your personal identity or your accounts.

We protect the integrity and privacy of your information in a number of ways. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to our customers. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-821-5129. We will be happy to review, correct or update your personal or account information.

Note: If you invest in the Lord Abbett Family of Funds through an account that is controlled by another financial institution, such as a bank or broker-dealer, the other financial institution’s Privacy Policy may apply to you.

This Privacy Notice is being provided on behalf of the following entities:

Lord Abbett Family of Funds
Lord, Abbett & Co. LLC
Lord Abbett Distributor LLC

This page is not part of the Annual Report

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust Lord Abbett Micro-Cap Growth Fund Lord Abbett Micro-Cap Value Fund	LAMCVF-2-1012 (12/12)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2012 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$351,500	$385,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	351,500	385,000

Tax Fees {b}	77,513	82,122
All Other Fees	- 0 -	- 0 -

Total Fees	$429,013	$467,122

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$170,618	$172,220

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2012 and 2011 were:

	Fiscal year ended:
	2012		2011
All Other Fees	$	- 0 -	$	- 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)

Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: December 19, 2012

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: December 19, 2012

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 19, 2012